JNL SERIES TRUST

Partnership Funds
JNL/American Funds Balanced Fund	Class A and Class I
JNL/American Funds® Blue Chip Income and Growth Fund	Class A and Class I
JNL/American Funds Capital Income Builder Fund	Class A and Class I
JNL/American Funds Capital World Bond Fund (formerly, JNL/American Funds Global Bond Fund)	Class A and Class I
JNL/American Funds® Global Growth Fund	Class A and Class I
JNL/American Funds Global Small Capitalization Fund	Class A and Class I
JNL/American Funds® Growth Fund	Class A and Class I
JNL/American Funds Growth-Income Fund	Class A and Class I
JNL/American Funds International Fund	Class A and Class I
JNL/American Funds New World Fund	Class A and Class I
JNL Multi-Manager Alternative Fund	Class A and Class I
JNL Multi-Manager Mid Cap Fund	Class A and Class I
JNL Multi-Manager Small Cap Growth Fund	Class A and Class I
JNL Multi-Manager Small Cap Value Fund	Class A and Class I
JNL/American Funds Moderate Growth Allocation Fund	Class A and Class I
JNL/American Funds Growth Allocation Fund	Class A and Class I
JNL/AQR Large Cap Defensive Style Fund	Class A and Class I
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A and Class I
JNL/AQR Managed Futures Strategy Fund	Class A and Class I
JNL/BlackRock Global Allocation Fund	Class A and Class I
JNL/BlackRock Global Natural Resources Fund	Class A and Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A and Class I
JNL/Boston Partners Global Long Short Equity Fund	Class A and Class I
JNL/ClearBridge Large Cap Growth Fund	Class A and Class I
JNL/DFA U.S. Core Equity Fund	Class A and Class I
JNL/DFA U.S. Small Cap Fund	Class A and Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A and Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A and Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A and Class I
JNL/DoubleLine® Total Return Fund	Class A and Class I
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A and Class I
JNL/First State Global Infrastructure Fund	Class A and Class I
JNL/Franklin Templeton Growth Allocation Fund	Class A and Class I
JNL/Franklin Templeton Income Fund	Class A and Class I
JNL/GQG Emerging Markets Equity Fund	Class A and Class I
JNL/Invesco Diversified Dividend Fund	Class A and Class I
JNL/Invesco Global Growth Fund (formerly, JNL/Oppenheimer Global Growth Fund)	Class A and Class I
JNL/Invesco Global Real Estate Fund	Class A and Class I
JNL/Invesco Small Cap Growth Fund	Class A and Class I
JNL/JPMorgan Global Allocation Fund	Class A and Class I
JNL/JPMorgan Growth & Income Fund (formerly, JNL/Franklin Templeton Mutual Shares Fund)	Class A and Class I
JNL/JPMorgan MidCap Growth Fund	Class A and Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A and Class I
JNL/Mellon Index 5 Fund	Class A and Class I
JNL/Mellon Equity Income Fund	Class A and Class I
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A and Class I
JNL/Mellon S&P 500 Index Fund	Class A and Class I
JNL/Mellon S&P 400 MidCap Index Fund	Class A and Class I
JNL/Mellon Small Cap Index Fund	Class A and Class I
JNL/Mellon Bond Index Fund	Class A and Class I
JNL/Mellon DowSM Index Fund	Class A and Class I
JNL/Mellon Nasdaq® 100 Index Fund	Class A and Class I
JNL/Mellon Communication Services Sector Fund	Class A and Class I

Partnership Funds
JNL/Mellon Consumer Discretionary Sector Fund	Class A and Class I
JNL/Mellon Consumer Staples Sector Fund	Class A and Class I
JNL/Mellon Energy Sector Fund	Class A and Class I
JNL/Mellon Financial Sector Fund	Class A and Class I
JNL/Mellon Healthcare Sector Fund	Class A and Class I
JNL/Mellon Industrials Sector Fund	Class A and Class I
JNL/Mellon Information Technology Sector Fund	Class A and Class I
JNL/Mellon Materials Sector Fund	Class A and Class I
JNL/Mellon Real Estate Sector Fund	Class A and Class I
JNL S&P 500 Index Fund	Class I
JNL/Mellon Utilities Sector Fund	Class A and Class I
JNL/MFS Mid Cap Value Fund	Class A and Class I
JNL/Neuberger Berman Commodity Strategy Fund	Class A and Class I
JNL/Neuberger Berman Strategic Income Fund	Class A and Class I
JNL/PIMCO Income Fund	Class A and Class I
JNL/PIMCO Investment Grade Credit Bond Fund	Class A and Class I
JNL/PIMCO Real Return Fund	Class A and Class I
JNL/PPM America Floating Rate Income Fund	Class A and Class I
JNL/PPM America High Yield Bond Fund	Class A and Class I
JNL/PPM America Small Cap Value Fund	Class A and Class I
JNL/PPM America Total Return Fund	Class A and Class I
JNL/RAFI® Fundamental Asia Developed Fund	Class A and Class I
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A and Class I
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A and Class I
JNL/T. Rowe Price Balanced Fund (formerly, JNL/T. Rowe Price Managed Volatility Balanced Fund)	Class A and Class I
JNL/T. Rowe Price Capital Appreciation Fund	Class A and Class I
JNL/T. Rowe Price Established Growth Fund	Class A and Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A and Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A and Class I
JNL/T. Rowe Price U.S. High Yield Fund (formerly, JNL/Crescent High Income Fund)	Class A and Class I
JNL/T. Rowe Price Value Fund	Class A and Class I
JNL/Vanguard Capital Growth Fund	Class A and Class I
JNL/Vanguard Equity Income Fund	Class A and Class I
JNL/Vanguard International Fund	Class A and Class I
JNL/Vanguard Small Company Growth Fund	Class A and Class I
JNL/Vanguard U.S. Stock Market Index Fund	Class A and Class I
JNL/Vanguard International Stock Market Index Fund	Class A and Class I
JNL/Vanguard Global Bond Market Index Fund	Class A and Class I
JNL/Vanguard Moderate ETF Allocation Fund	Class A and Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A and Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A and Class I
JNL/Westchester Capital Event Driven Fund	Class A and Class I
JNL/WMC Balanced Fund	Class A and Class I
JNL/WMC Value Fund	Class A and Class I
JNL/Goldman Sachs Competitive Advantage Fund (formerly, JNL/S&P Competitive Advantage Fund)	Class A and Class I
JNL/Goldman Sachs Dividend Income & Growth Fund (formerly, JNL/S&P Dividend Income & Growth Fund)	Class A and Class I
JNL/Goldman Sachs Intrinsic Value Fund (formerly, JNL/S&P Intrinsic Value Fund)	Class A and Class I
JNL/Goldman Sachs Total Yield Fund (formerly, JNL/S&P Total Yield Fund)	Class A and Class I
JNL/Goldman Sachs 4 Fund (formerly, JNL/S&P 4 Fund)	Class A and Class I
JNL/Goldman Sachs Managed Conservative Fund (formerly, JNL/S&P Managed Conservative Fund)	Class A and Class I
JNL/Goldman Sachs Managed Moderate Fund (formerly, JNL/S&P Managed Moderate Fund)	Class A and Class I

Partnership Funds
JNL/Goldman Sachs Managed Moderate Growth Fund (formerly, JNL/S&P Managed Moderate Growth Fund)	Class A and Class I
JNL/Goldman Sachs Managed Growth Fund (formerly, JNL/S&P Managed Growth Fund)	Class A and Class I
JNL/Goldman Sachs Managed Aggressive Growth Fund (formerly, JNL/S&P Managed Aggressive Growth Fund)	Class A and Class I
JNL Conservative Allocation Fund	Class A and Class I
JNL Moderate Allocation Fund	Class A and Class I
JNL Moderate Growth Allocation Fund	Class A and Class I
JNL Growth Allocation Fund	Class A and Class I
JNL Aggressive Growth Allocation Fund	Class A and Class I

Regulated Investment Company Funds
JNL Multi-Manager Emerging Markets Equity Fund (formerly, JNL/Lazard Emerging Markets Fund)	Class A and Class I
JNL Multi-Manager International Small Cap Fund	Class A and Class I
JNL iShares Tactical Moderate Fund	Class A and Class I
JNL iShares Tactical Moderate Growth Fund	Class A and Class I
JNL iShares Tactical Growth Fund	Class A and Class I
JNL/BlackRock Advantage International Fund	Class A and Class I
JNL/Causeway International Value Select Fund	Class A and Class I
JNL/DFA Growth Allocation Fund	Class A and Class I
JNL/DFA Moderate Growth Allocation Fund	Class A and Class I
JNL/DFA International Core Equity Fund	Class A and Class I
JNL/Franklin Templeton Global Multisector Bond Fund	Class A and Class I
JNL/Franklin Templeton International Small Cap Fund	Class A and Class I
JNL/Harris Oakmark Global Equity Fund	Class A and Class I
JNL/Heitman U.S. Focused Real Estate Fund	Class A and Class I
JNL/Invesco International Growth Fund	Class A and Class I
JNL/JPMorgan Hedged Equity Fund	Class A and Class I
JNL/Lazard International Strategic Equity Fund	Class A and Class I
JNL/Loomis Sayles Global Growth Fund	Class A and Class I
JNL/Lord Abbett Short Duration Income Fund	Class A and Class I
JNL/Mellon Emerging Markets Index Fund	Class A and Class I
JNL/Mellon International Index Fund	Class A and Class I
JNL/Mellon MSCI World Index Fund	Class A and Class I
JNL/Morningstar Wide Moat Index Fund	Class A and Class I
JNL/RAFI® Fundamental Europe Fund	Class A and Class I
JNL/WCM Focused International Equity Fund	Class A and Class I
JNL/WMC Government Money Market Fund	Class A and Class I
JNL/Goldman Sachs International 5 Fund (formerly, JNL/S&P International 5 Fund)	Class A and Class I

JNL INVESTORS SERIES TRUST

Regulated Investment Company Funds
JNL Government Money Market Fund	Institutional Class
JNL Securities Lending Collateral Fund	Institutional Class

1 Corporate Way

Lansing, Michigan 48951

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NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 15, 2021

NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of JNL Series Trust and JNL Investors Series Trust, each a Massachusetts business trust (each of the foregoing trusts is hereinafter referred to as a “Trust”), will be held at the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951 on March 15, 2021 at 9:00 a.m., Eastern Time, to consider and act upon the below proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Prudential plc has announced its intention to pursue a full separation of Jackson National, an indirect subsidiary of Prudential plc and a parent company of Jackson National Asset Management, LLC (“JNAM”) (such divestment, the “Separation Plan”). JNAM is investment adviser for each fund that is a series of the Trusts (each, a “Fund” and together, the “Funds”). Prudential plc has announced its intention to divest Jackson National over time through an initial public offering of Jackson Financial Inc. (“JFI”), the indirect parent of Jackson National, common stock (the “IPO”) followed by full divestment over two and a half years. Divestment options remain open, and Prudential plc’s divestment of Jackson National may take place by means of a full demerger or partial demerger or spinoff of the common stock of JFI held by Prudential plc (the “Demerger”) to Prudential plc’s existing shareholders which would result in the divestment of JFI immediately or over time, as the case may be.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that JNAM, each of the Fund’s respective sub-advisers and sub-sub-advisers listed on Appendix B, and Jackson National Life Distributors LLC (“JNLD”), the Funds’ distributor, may continue to provide advisory, sub-advisory, sub-sub-advisory and distribution services to the Funds without interruption, the Shareholder Meeting is called to, among other things, approve new advisory, sub-advisory, sub-sub-advisory and distribution agreements.

At the Meeting, Shareholders will be asked:

1.	Shareholders of Funds listed on Appendix A: To approve new investment advisory agreements for each Fund listed on Appendix A with JNAM prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger);

2.	Shareholders of Funds listed on Appendix B: To approve new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future sub-advisory and sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger);

3.	All Shareholders of each Trust: To approve new distribution agreements with JNLD for each Fund that is a series of the Trusts, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future distribution agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger); and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of each Trust (the “Board”) unanimously recommends that Shareholders vote FOR Proposals 1-3 (each, a “Proposal,” and together, the “Proposals”) listed above.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 11, 2021, the “Record Date” for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY”) have fixed the close of business on March 11, 2021, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

February 8, 2021	Mark D. Nerud
Lansing, Michigan	Trustee, President, and Chief Executive Officer

JNL SERIES TRUST: JNL/American Funds Balanced Fund, JNL/American Funds® Blue Chip Income and Growth Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Capital World Bond Fund (formerly, JNL/American Funds Global Bond Fund), JNL/American Funds® Global Growth Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds® Growth Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund (formerly, JNL/Lazard Emerging Markets Fund), JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/AQR Large Cap Defensive Style Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Advantage International Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Global Natural Resources Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Causeway International Value Select Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, JNL/DoubleLine® Total Return Fund, JNL/Fidelity Institutional Asset Management® Total Bond Fund, JNL/First State Global Infrastructure Fund, JNL/Franklin Templeton Growth Allocation Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton International Small Cap Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund (formerly, JNL/Oppenheimer Global Growth Fund), JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Growth & Income Fund (formerly, JNL/Franklin Templeton Mutual Shares Fund), JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Lazard International Strategic Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Lord Abbett Short Duration Income Fund, JNL/Mellon Index 5 Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon Equity Income Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL/Mellon International Index Fund, JNL/Mellon Bond Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/MFS Mid Cap Value Fund, JNL/Morningstar Wide Moat Index Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental Europe Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/T. Rowe Price Balanced Fund (formerly, JNL/T. Rowe Price Managed Volatility Balanced Fund), JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund (formerly, JNL/Crescent High Income Fund), JNL/T. Rowe Price Value Fund, JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/WCM Focused International Equity Fund, JNL/Westchester Capital Event Driven Fund, JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund, JNL/WMC Value Fund, JNL/Goldman Sachs Competitive Advantage Fund (formerly, JNL/S&P Competitive Advantage Fund), JNL/Goldman Sachs Dividend Income & Growth Fund (formerly, JNL/S&P Dividend Income & Growth Fund), JNL/Goldman Sachs Intrinsic Value Fund (formerly, JNL/S&P Intrinsic Value Fund), JNL/Goldman Sachs Total Yield Fund (formerly, JNL/S&P Total Yield Fund), JNL/Goldman Sachs International 5 Fund (formerly, JNL/S&P International 5 Fund), JNL/Goldman Sachs 4 Fund (formerly, JNL/S&P 4 Fund), JNL/Goldman Sachs Managed Conservative Fund (formerly, JNL/S&P Managed Conservative Fund), JNL/Goldman Sachs Managed Moderate Fund (formerly, JNL/S&P Managed Moderate Fund), JNL/Goldman Sachs Managed Moderate Growth Fund (formerly, JNL/S&P Managed Moderate Growth Fund), JNL/Goldman Sachs Managed Growth Fund (formerly, JNL/S&P Managed Growth Fund), JNL/Goldman Sachs Managed Aggressive Growth Fund (formerly, JNL/S&P Managed Aggressive Growth Fund), JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund.

JNL INVESTORS SERIES TRUST: JNL Government Money Market Fund and JNL Securities Lending Collateral Fund.

1 Corporate Way

Lansing, Michigan 48951

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2

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2021

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of each of JNL Series Trust and JNL Investors Series Trust (together, the “Trusts”), each a Massachusetts business trust, of proxies to be voted at a joint Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Trusts’ respective portfolios listed above (collectively referred to herein as the “Funds” and individually, each a “Fund”), to be held on March 15, 2021, at 9:00 a.m., Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the “Notice”).

What is happening?

Prudential plc has announced its intention to pursue a full separation of Jackson National, an indirect subsidiary of Prudential plc and the parent company of Jackson National Asset Management, LLC (“JNAM”) (such divestment through one or more transactions, the “Separation Plan”). JNAM is investment adviser for each Fund. Prudential plc has announced its intention to divest Jackson National over time through an initial public offering of Jackson Financial Inc. (“JFI”), the indirect parent company of Jackson National, common stock (the “IPO”), followed by full divestment over two and a half years. Divestment options remain open, and Prudential plc’s divestment of Jackson National may take place by means of a full demerger or partial demerger or spinoff of the common stock of JFI held by Prudential plc (the “Demerger”) to Prudential plc’s existing shareholders which would result in the divestment of JFI immediately or over time, as the case may be.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, and any distribution agreement must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that the Demerger will be a Change of Control Event, and one or more of the transactions contemplated by the IPO will be deemed a Change of Control Event. At any such Change of Control Event, the advisory, sub-advisory, sub-sub-advisory and distribution agreements for each Fund would automatically terminate. For more information on the Separation Plan and its effect on the Funds, please see the section entitled “Impact of the Separation Plan.”

In order to ensure that the existing advisory, sub-advisory, sub-sub-advisory and distribution services can continue uninterrupted, Shareholders are asked to approve new advisory agreements with the adviser, JNAM, new sub-advisory and sub-sub-advisory agreements for each Fund with its respective sub-adviser and sub-sub-adviser listed on Appendix B, and new distribution agreements with the Funds’ distributor, Jackson National Life Distributors LLC (“JNLD”). In the case of the IPO, Shareholders are asked to approve these agreements effective upon Shareholder approval, the close of the IPO, or occurrence of a Change in Control Event, whichever is later. In the case of the Demerger, Shareholders are asked to approve these agreements effective upon the Demerger. As part of the same proposals, Shareholders are also voting to approve any future advisory, sub-advisory, sub-sub-advisory and distribution agreements if, as a result of future Change of Control Events that occur following the IPO (but not the Demerger), the advisory, sub-advisory and distribution agreements terminate. Shareholder approval will be deemed to apply to these future advisory, sub-advisory, sub-sub-advisory and distribution agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of JFI; (2) the Board approves the future advisory, sub-advisory, sub-sub-advisory and distribution agreements; and (3) the future advisory, sub-advisory, sub-sub-advisory and distribution agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

What proposals are being considered at the Meeting and who is eligible to vote?

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	Shareholders of Funds listed on Appendix A: To approve new investment advisory agreements for each Fund listed on Appendix A with JNAM prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

2.	Shareholders of Funds listed on Appendix B: To approve new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future sub-advisory and sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

3

3.	All Shareholders of each Trust: To approve new distribution agreements with JNLD for each Fund, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances, any future distribution agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February 8, 2021.

Additional Information

Additional information regarding each Trust can be found in each Trust’s most recent annual and semi-annual reports to Shareholders.

Each Trust will furnish, without charge, a copy of the Trust’s semi-annual report for the period ended June 30, 2020, a copy of the Trust’s annual report for the fiscal year ended December 31, 2019 (or a copy of the Trust’s annual report for the fiscal year ended December 31, 2020, when available), or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy of the documents for JNL Series Trust, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com. To obtain a copy of the documents for JNL Investors Series Trust, please call 1-800-392-2909 or write to JNL Investors Series Trust, 225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

VOTING INSTRUCTIONS

Quorum and Voting

JNL Series Trust

The Amended and Restated By-Laws of JNL Series Trust, dated September 6, 2019 (the “JNLST By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “JNLST Declaration of Trust”), or the JNLST By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of Jackson National and/or Jackson NY (together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The JNLST By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

JNL Investors Series Trust

The Amended and Restated By-Laws of JNL Investors Series Trust, dated September 6, 2019 (the “JNLIST By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “JNLIST Declaration of Trust”), or the JNLIST By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of the Insurance Companies, through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

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The JNLIST By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on a Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of the Proposals will require the affirmative vote of a majority of the outstanding voting securities of each Fund, as that term is defined under the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

In the case of the IPO, Shareholders are asked to approve these agreements effective upon Shareholder approval, the close of the IPO, or occurrence of a Change in Control Event, whichever is later. In the case of the Demerger, Shareholders are asked to approve these agreements effective upon the Demerger.

Contract Owner Voting Instructions

The JNL Series Trust and the JNL Investors Series Trust are organized as Massachusetts business trusts. Interests in the Funds of each Trust are represented by shares. Shares of each of the Funds currently are sold only to separate accounts of the Insurance Companies to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by the Insurance Companies, to employee benefit plans of Jackson National or directly to the Insurance Companies, or to certain funds of the Trusts organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of each of the Funds held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant Insurance Company, as provided in your Variable Contract, in shares of one or more Funds.

You have the right under the interpretations of the 1940 Act to instruct the Insurance Company how to vote the shares attributable to your Variable Contract. Owners of Variable Contracts (the “Contract Owners”) at the close of business on January 11, 2021 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Fund. Shares for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of a Proposal. Shares for which an Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. The Insurance Companies have fixed the close of business on March 11, 2021, as the last day on which voting instructions will be accepted.

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Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If a Trust receives an insufficient number of votes to approve one or more of the Proposals, the Meeting may be adjourned to permit the solicitation of additional votes with respect to such Proposal(s).

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Secretary of the Trust superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

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IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

Prudential plc is a multinational life insurance and financial services company incorporated in the United Kingdom. Prudential plc’s business helps individuals to de-risk their lives through life and health insurance, and retirement and asset management solutions. Prudential plc has 20 million customers (as of June 30, 2020) and is listed on stock exchanges in London, Hong Kong, Singapore and New York. Its principal office is located at 1 Angel Court, London, England EC2R 7AG. Prudential plc is not affiliated in any manner with Prudential Financial, Inc. a company whose principal place of business is in the United States of America, nor with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. JFI is the U.S.-based subsidiary of Prudential plc, whose subsidiaries in turn include Jackson National and JNAM. In the United States, JFI and its affiliates offer variable, fixed and fixed-index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. The principal office of JFI is located at 1 Corporate Way, Lansing, Michigan 48951.

In June 2020, Prudential plc announced a reinsurance agreement with Athene Holding Ltd (“Athene”), a leading retirement services company, for its subsidiary Athene Life Re Ltd. to purchase an 11.1% economic interest representing a 9.9% voting interest in Prudential plc’s U.S.-based business. As part of the agreement, Athene fully reinsured $27.6 billion in-force portfolio of Jackson National’s U.S. fixed and fixed-indexed annuity liabilities. In its filing on Form 6-K with the U.S. Securities and Exchange Commission (“SEC”) on June 18, 2020 in connection with this agreement, Prudential plc also announced its intention to prepare for an IPO of JFI alongside active evaluation of other options to create an independent U.S. business. Prudential plc further clarified its intention to pursue full separation and divestment from JFI in an August 11, 2020 press release accompanying the announcement of Prudential plc’s half-year earnings results (the “Press Release”). The Press Release announced that Prudential plc expected to commence separation from JFI by way of an IPO in the first half of 2021, followed by future sell-downs over time, subject to market conditions. According to the Press Release, if market conditions are not supportive of an IPO, Prudential plc intends to facilitate a separation of JFI through a demerger .

Preparations for the Separation Plan have been ongoing. The IPO may be a primary offering by JFI or a secondary sale by Prudential plc. In the event of a primary sale by JFI, Prudential plc’s ownership interest would be correspondingly diluted and Athene would own less than 10% of the economic and voting interest in JFI. Following an IPO, Prudential plc would own a majority of the common stock of JFI. Subsequent to an IPO, Prudential plc would likely sell all or substantially all of its ownership interest in JFI over time. Divestment options remain open, and Prudential plc’s divestment of JFI may take place by means of the Demerger which would result in divestment of JFI immediately or over time, as the case may be. There can be no assurance that the IPO, the Demerger or any other separation transaction will occur.

The Separation Plan, whether implemented through public offerings, spinoffs or other means, may be disruptive to the businesses of JFI and its subsidiaries, including Jackson National, JNAM and JNLD, and other affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in JNAM’s and JNLD’s loss of access to the resources of Prudential plc, which could adversely affect their businesses. Under the Separation Plan, JFI, as a stand-alone entity, would be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Jackson National and Prudential plc, and could adversely affect Jackson National, JNAM and its affiliates. Currently, JNAM and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Why do the investment advisory, sub-advisory and distribution agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, and any distribution agreement on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of JFI Class A common stock results in a Change of Control Event depends on the facts and circumstances of the offering. A Change of Control Event may not occur if Prudential plc continues to hold at least 25% of the outstanding common stock of JFI and no single person or group acting together gains “control” (as defined in the 1940 Act) of JFI. The Demerger will be deemed a Change of Control Event.

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It is anticipated that one or more of the transactions contemplated by the Separation Plan (including the Demerger) will be deemed a Change of Control Event resulting in the automatic termination of the existing advisory, sub-advisory, sub-sub-advisory and distribution agreements for each Fund, as applicable. In order to ensure that the existing investment advisory, sub-advisory, sub-sub-advisory and distribution services can continue uninterrupted, the Board has approved new advisory, sub-advisory, sub-sub-advisory and distribution agreements for each Fund, as applicable, in connection with the Separation Plan. Shareholders are asked to approve these new agreements for each Fund, as applicable. These agreements are described in Proposals 1-3 of this Proxy Statement.

As part of Proposals 1-3, Shareholders are also voting to approve any future advisory, sub-advisory, sub-sub-advisory and distribution agreements if, as a result of future Change of Control Events that occur following the IPO (but not the Demerger), the advisory, sub-advisory, sub-sub-advisory and distribution agreements terminate. Shareholder approval will be deemed to apply to these future advisory, sub-advisory, sub-sub-advisory and distribution agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of JFI; (2) the Board approves the future advisory, sub-advisory, sub-sub-advisory and distribution agreements; and (3) the future advisory, sub-advisory, sub-sub-advisory and distribution agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Will the Separation Plan change how the Funds are managed?

The Separation Plan is not anticipated to result in any changes to the management of the Funds. If Shareholders approve the advisory, sub-advisory and sub-sub-advisory agreements in Proposals 1 and 2, the Funds’ portfolio managers are expected to continue to provide for the day-to-day management of the applicable Funds. In addition, the personnel responsible for the management operations of the Funds including the Funds’ officers are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of any Fund. Shareholders will be notified of any change in the portfolio managers, the investment objective, the investment strategies, or the name of a Fund.

How will the Separation Plan affect the service providers to the Funds?

Jackson National Asset Management, LLC (“JNAM” or the “Adviser”)

JNAM, 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trusts. JNAM also serves as administrator to the Trusts. Currently, the Adviser is a wholly owned subsidiary of Jackson National. Jackson National is a wholly owned subsidiary of JFI, which is in turn a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in JFI’s parent company. After the close of the IPO, the Adviser will continue to be wholly owned by JFI and controlled by Prudential plc. Following the completion of the Separation Plan (and the Demerger) it is anticipated that Prudential plc will no longer have a controlling interest in JFI.

See Appendices A and C for the fees paid by each Fund to JNAM for advisory services and for administrative services, respectively, over the most recently completed fiscal year.

PPM America, Inc. (“PPM”)

PPM, which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Small Cap Value Fund, and JNL/PPM America Total Return Fund (together, the “PPM Funds”). PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of JFI, which is a subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in JFI’s parent company. After the close of the IPO, PPM will continue to be an Affiliate of the Adviser, wholly owned by JFI and controlled by Prudential plc. Following the completion of the Separation Plan (and the Demerger) it is anticipated that Prudential plc will no longer have a controlling interest in JFI.

See Appendix B for the fees paid by the PPM Funds to PPM over the most recently completed fiscal year.

None of the other sub-advisers to the Funds are affiliates of the Adviser and, therefore, will be unaffected by the Separation Plan.

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Jackson National Life Distributors LLC (the “Distributor” or “JNLD”)

JNLD, 300 Innovation Drive, Franklin, Tennessee 37067 is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis. JNLD is a wholly owned subsidiary of Jackson National. Jackson National is a wholly owned subsidiary of JFI, which is in turn a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in JFI’s parent company. After the close of the IPO, JNLD will continue to be wholly owned by JFI and controlled by Prudential plc. Following the completion of the Separation Plan (and the Demerger) it is anticipated that Prudential plc will no longer have a controlling interest in JFI. See Appendix C for the fees paid by each Fund to the Distributor over the most recently completed fiscal year.

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SUMMARY OF PROPOSALS

Proposals	Funds entitled to vote

1.

To approve new investment advisory agreements with JNAM for each Fund listed on Appendix A, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

JNL Series Trust: Shareholders of each Fund listed on Appendix A JNL Investors Series Trust: Shareholders of each Fund listed on Appendix A

2.

To approve new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future sub-advisory and sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

JNL Series Trust: Shareholders of each Fund listed on Appendix B JNL Investors Series Trust: Shareholders of each Fund listed on Appendix B

3.

To approve new distribution agreements with JNLD for each Fund that is a series of the Trusts, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event), and to approve, under certain circumstances in connection with the IPO only, any future distribution agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

JNL Series Trust: Each Fund’s Shareholders JNL Investors Series Trust: Each Fund’s Shareholders

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PROPOSAL 1:  TO approve new investment advisory agreements for each Fund LISTED ON APPENDIX A

Overview and Introduction

Shareholders of each Trust are asked to approve new investment advisory agreements with JNAM for each Fund and listed on Appendix A and, as applicable, for JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., a wholly owned subsidiary of JNL Multi-Manager Alternative Fund (the “Proposed Advisory Agreements”). While each Trust will have a separate Proposed Advisory Agreement, the provisions of each Proposed Advisory Agreement are substantively identical. Approving the Proposed Advisory Agreements will ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. In the case of the IPO, the Proposed Advisory Agreements would be effective upon Shareholder approval or the close of the IPO or occurrence of a Change in Control Event, whichever is later. In the case of the Demerger, the Proposed Advisory Agreements would be effective upon the close of the Demerger.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which would result in the automatic termination of the advisory agreements for each Fund with JNAM. Therefore, in addition to the Proposed Advisory Agreements, as part of this Proposal 1, Shareholders are also voting to approve any future advisory agreement if, as a result of future Change of Control Events that occur following the IPO (but not the Demerger), the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of JFI; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction solely in connection with the IPO that constitutes a Change of Control Event.

As the investment adviser to the Trusts, JNAM provides the Trusts with professional investment supervision and management under the Proposed Advisory Agreements. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. Under the Trusts’ Proposed Advisory Agreements, JNAM is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by each Fund will be exercised. JNAM also provides recordkeeping, administrative, and exempt transfer agent services to the Funds and oversees the performance of services provided to each Fund by other service providers, including the custodian. JNAM is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM plays an active role in advising and monitoring the Funds of the Trusts and their respective sub-adviser(s), if any. When appropriate, JNAM recommends to the Board potential sub-advisers for a Fund. JNAM is solely responsible for payment of any fees to sub-advisers.

Information Concerning JNAM, the Funds’ Adviser

JNAM, 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trusts. JNAM was organized in 2000 under the laws of Michigan. As investment adviser, JNAM provides the Trusts with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which, as described above, is a subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. As of December 31, 2020, JNAM managed or advised assets totaling $[ ] billion. [to be updated supplementally]

As the Adviser to the Funds, JNAM provides the Funds with professional investment supervision and management under the investment advisory agreements with JNAM that are currently in effect (“Current Advisory Agreements”). The Adviser plays an active role in advising and monitoring each Fund and its sub-adviser, if any. When appropriate, the Adviser recommends to the Board potential sub-advisers for a Fund. The Adviser monitors a sub-adviser’s Fund management team to determine whether its investment activities remain consistent with the Fund’s investment strategies and objectives. The Adviser also monitors changes that may impact the sub-adviser’s overall business, including the sub-adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of a sub-adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Fund’s and sub-adviser’s performance and Fund operations. The Adviser is responsible for providing regular reports on these matters to the Board.

Executive/Principal Officers, Directors, and General Partners of JNAM

Names	Principal Address	Title
Lisa Benkowski	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Business Systems (08/20/2016 to Present).
Emily Bennett	1 Corporate Way Lansing, Michigan 48951	Associate General Counsel (2/29/2016 to Present); and Assistant Vice President, Legal (02/17/2018 to Present).

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Names	Principal Address	Title
Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Vice President, Operations (06/28/2014 to Present).
Garett J. Childs	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Corporate Finance and Chief Risk Officer (08/11/2016 to 02/16/2019); Controller (12/28/2013 to Present); and Vice President, Finance and Risk (02/16/2019 to Present).
Michael A. Costello	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (06/30/2016 to present).
Robert Dombrower	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).
Kevin Frank	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Fund Operations and Accounting Policy (09/11/2018 to Present).
Mark Godfrey	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).
Richard Gorman	1 Corporate Way Lansing, Michigan 48951	Chief Compliance Officer (08/20/2018 to present); and Senior Vice President (08/20/2018 to present).
William Harding	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, Chief Investment Officer (06/28/2014 to Present).
Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/01/2015 to Present).
Kelli Hill	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).
Sean Hynes	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Management (08/20/2016 to Present).
Stephanie Kueppers	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Sub-Advisor Oversight (08/31/2019 to Present).
Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (01/2009 to Present); and Chief Operating Officer (04/11/2011 to Present).
Jim McCartin	1 Corporate Way Lansing, Michigan 48951	Vice President (09/01/2018 to Present).
P. Chad Meyers	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present); and Chairman (10/15/2015 to Present).
Mia K. Nelson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Tax (02/18/2017 to Present).
Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present); President (01/01/2007 to Present); and Chief Executive Officer (01/01/2010 to Present).
Joseph B. O’Boyle	1 Corporate Way Lansing, Michigan 48951	Vice President, Compliance (09/10/2015 to present); and Acting Chief Compliance Officer (05/04/2018 to (08/20/2018).
Alison Reed	300 Innovation Drive Franklin, Tennessee 37067	Managing Board Member (06/30/2016 to Present).
Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Secretary (11/2000 to Present); General Counsel (01/01/2010 to Present); and Senior Vice President (01/01/2010 to Present).
Kristan L. Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary (06/12/2014 to Present).
Andrew Tedeschi	1 Corporate Way Lansing, Michigan 48951	Vice President, Financial Reporting (01/28/2019 to Present).
Bryan Yates	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Operations (08/20/2016 to Present).

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The following person(s) beneficially own 10% or more of the outstanding voting securities of JNAM:

Names	Address
Jackson National Life Insurance Company	1 Corporate Way, Lansing, MI 48951

As of [January 11, 2021], no Trustees or officers of the Trusts were officers, employees, directors, general partners, or shareholders of JNAM, and no Trustees or officers of the Trusts owned securities or had any other material direct or indirect interest in JNAM or any other entity controlling, controlled by, or under common control with JNAM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which JNAM, any parent or subsidiary of JNAM, or any subsidiary of the parent of such entities was or is to be a party.

Information Regarding the Proposed Advisory Agreements with JNAM

The Proposed Advisory Agreements are identical to the Current Advisory Agreements. JNAM is the adviser to all of the Funds of the Trusts, pursuant to the Current Advisory Agreements. The Current Advisory Agreements were most recently approved by the Board with respect to the Funds at a meeting held on August 25-27, 2020. Except for JNL/Franklin Templeton Growth Allocation Fund and JNL/PPM America High Yield Bond Fund, each Fund’s Current Advisory Agreement was approved by its initial sole shareholder in connection with its launch. The shareholders of JNL/Franklin Templeton Growth Allocation Fund approved its Current Advisory Agreement on March 15, 2019. The shareholders of JNL/PPM America High Yield Bond Fund last approved its Current Advisory Agreement on April 2, 2007.

At the Board Meeting on December 1-3, 2020 (the “Board Meeting”), the Board, including the Independent Trustees, voted to approve the Proposed Advisory Agreements, subject to Shareholder approval. The following description of the Proposed Advisory Agreements is qualified by the Proposed Advisory Agreements attached as Appendices D-1, D-2 and D-3.

All services under the Proposed Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Internal Revenue Code of 1986, as amended, any other applicable provisions of law, the Trusts’ Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

No changes to the fee schedules for the Funds are proposed in connection with the Proposed Advisory Agreements. Appendix A includes the investment advisory fee schedules for each Fund.

Under the Proposed Advisory Agreements, the Adviser is responsible for managing the affairs and overseeing the investments of each Fund and determining how voting and other rights with respect to securities owned by each Fund will be exercised. The Adviser also provides recordkeeping, administrative, and exempt transfer agent services to the Funds and oversees the performance of services provided to the Funds by other service providers, including the custodian and shareholder servicing agent. The Adviser is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. The Adviser is solely responsible for payment of any fees to the sub-advisers.

Each Proposed Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of each Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Currently, advisory agreements may be approved at a meeting held via videoconference in reliance on an exemptive order issued by the SEC on June 19, 2020 in the wake of the COVID-19 pandemic. Each Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust. Each Proposed Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on like notice to the Trust, provided, however, that each Proposed Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust, or after six months’ written notice, whichever is earlier. Each Proposed Advisory Agreement also terminates automatically in the event of its assignment.

Each Proposed Advisory Agreement generally provides that the Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services including, without limitation, any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Adviser’s duties under the Proposed Advisory Agreement, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

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THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “IN FAVOR” OF THE NEW INVESTMENT ADVISORY AGREEMENTS LISTED IN PROPOSAL 1.

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PROPOSAL 2: TO APPROVE new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B

Overview and Introduction

Shareholders of each Fund listed on Appendix B are asked to approve a new investment sub-advisory agreement between JNAM and each of the respective sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”) (each, a “Proposed Sub-Advisory Agreement” and together, the “Proposed Sub-Advisory Agreements”) to ensure that existing investment sub-advisory services can continue uninterrupted through the implementation of the Separation Plan. Shareholders of certain Funds listed on Appendix B are also asked to approve new investment sub-sub-advisory agreements between the respective sub-advisers and sub-sub-advisers (each, a “Sub-Sub-Adviser” and together, the “Sub-Sub-Advisers”) (each, a “Proposed Sub-Sub-Advisory Agreement” and together, the “Proposed Sub-Sub-Advisory Agreements”) to ensure that existing investment sub-sub-advisory services can continue uninterrupted through the implementation of the Separation Plan. In the case of the IPO, the Proposed Sub-Advisory Agreements and Proposed Sub-Sub-Advisory would be effective upon Shareholder approval or the close of the IPO or occurrence of a Change in Control Event, whichever is later. In the case of the Demerger, the Proposed Sub-Advisory Agreements and Proposed Sub-Sub-Advisory Agreements would be effective upon the close of the Demerger.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreements between JNAM and each of the Sub-Advisers and between certain Sub-Advisers and the respective Sub-Sub-Advisers. Therefore, in addition to the Proposed Sub-Advisory Agreements and Proposed Sub-Sub-Advisory Agreements, as part of this Proposal 2, Shareholders are also voting to approve any future sub-advisory or sub-sub-advisory agreements if, as a result of future Change of Control Events that occur following the IPO (but not the Demerger), the sub-advisory or sub-sub-advisory agreements terminate. Shareholder approval will be deemed to apply to future sub-advisory and sub-sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of JFI; (2) the Board approves the future sub-advisory and sub-sub-advisory agreements; and (3) the future sub-advisory and sub-sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Under the Current Sub-Advisory Agreements and Current Sub-Sub-Advisory Agreements (as defined below), each Sub-Adviser and Sub-Sub-Adviser, as applicable, provides investment portfolio management services to certain Funds of the Trust. Each respective Sub-Adviser and Sub-Sub-Adviser, as applicable, is responsible for managing the investment and reinvestment of the assets of those Funds, subject to the oversight and supervision of JNAM and the Board. Each Sub-Adviser and Sub-Sub-Adviser, as applicable, is also responsible for supervising and directing the investments of each Fund in accordance with its investment objective, program, and restrictions. Each Sub-Adviser and Sub-Sub-Adviser, as applicable, is responsible for effecting all securities transactions on behalf of each Fund it sub-advises.

Information concerning the Sub-Advisers and Executive/Principal Officers, Directors, and General Partners of the Sub-Advisers and Sub-Sub-Advisers

Information concerning each Sub-Adviser and Sub-Sub-Adviser, including the names and addresses of the executive/principal officers, directors, and general partners of each Sub-Adviser and Sub-Sub-Adviser is provided in Appendix E.

As of [January 11, 2021], no Trustees or officers of the Trusts were officers, employees, directors, general partners, or shareholders of any Sub-Adviser or Sub-Sub-Adviser, and no Trustees or officers of the Trusts owned securities or had any other material direct or indirect interest in any Sub-Adviser or Sub-Sub-Adviser or any other entity controlling, controlled by, or under common control with any Sub-Adviser or Sub-Sub-Adviser. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which any Sub-Adviser or Sub-Sub-Adviser, any parent or subsidiary of any Sub-Adviser or Sub-Sub-Adviser, or any subsidiary of the parent of such entities was or is to be a party.

Information Regarding the Proposed Sub-Advisory and Sub-Sub-Advisory Agreements

The Proposed Sub-Advisory and Sub-Sub-Advisory Agreements provide for each Sub-Adviser, and Sub-Sub-Adviser, as applicable, to render investment advisory services for the portion of each Fund’s assets allocated to that Sub-Adviser or Sub-Sub-Adviser, as applicable, in the manner and on the terms set forth in the Sub-Advisory Agreements and Sub-Sub-Advisory Agreements that are currently in effect (“Current Sub-Advisory Agreements” and “Current Sub-Sub-Advisory Agreements,” respectively). The dates of the most recent approval by the Board of some of the Current Sub-Advisory Agreements are provided in Appendix B. Pursuant to exemptive relief granted by the SEC, JNAM is a “Manager of Managers” and is not required to seek Shareholder approval of changes in non-affiliated sub-advisers.

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At the Board Meeting, the Board, including the Independent Trustees, voted to approve each Proposed Sub-Advisory Agreement and each Proposed Sub-Sub-Advisory Agreement, subject to Shareholder approval. The Proposed Form of Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement for JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., and Proposed Sub-Sub-Advisory Agreements are attached as Appendices F-1 – F-6. No changes to the fee schedules for the Funds are proposed in connection with the Proposed Form of Sub-Advisory Agreement, Proposed Sub-Advisory Agreement for JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. or Proposed Sub-Sub-Advisory Agreement. Appendix B includes the aggregate fees paid by JNAM to the Sub-Advisers out of the advisory fees it receives from the Funds for the fiscal year ended December 31, 2019. Appendix G provides information on the compensation paid to each Sub-Adviser with respect to advisory services provided to investment companies with similar investment objectives to each Fund they sub-advise under the applicable Proposed Sub-Advisory Agreement.

Each Proposed Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years, and thereafter only so long as the continuance is approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of each Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Currently, sub-advisory agreements may be approved at a meeting held via videoconference in reliance on an exemptive order issued by the SEC on June 19, 2020 in the wake of the COVID-19 pandemic. Each Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, Adviser or Sub-Adviser. Each Proposed Sub-Advisory Agreement also terminates automatically in the event of its assignment.

Each Proposed Sub-Advisory Agreement generally provides that the Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by an Fund, any Shareholder of any Fund or the Adviser either in connection with the performance of the Sub-Adviser’s duties under the Proposed Sub-Advisory Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from the Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

During the fiscal year ended December 31, 2019, no Fund that is a series of JNL Investors Series Trust paid commissions to any affiliated broker. During the fiscal year ended December 31, 2019, Funds that are a series of JNL Series Trust paid the following amounts in brokerage commissions to affiliated brokers:

Name of Broker/Dealer	Brokerage Commission
Pershing, LLC	$77
BNY ESI & Co., Inc.	$448

The broker-dealers listed above are affiliated with the Funds through a Sub-Adviser.

The percentage of the Fund’s aggregate brokerage commissions paid to affiliated brokers during the fiscal year ended December 31, 2019 is as follows:

Fund	Broker/Dealer	Percentage of Aggregate Commissions	Aggregate Amount of Transactions (Unrounded)
JNL/Mellon Equity Income Fund	Pershing, LLC	0.05%	76.52
JNL/Mellon Equity Income Fund	BNY ESI & Co., Inc.	0.20%	338.33

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS AND, AS APPLICABLE, NEW INVESTMENT SUB-SUB-ADVISORY AGREEMENTS, UNDER PROPOSAL 2.

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PROPOSAL 3:  TO approve new distribution agreementS for each Fund that is a series of the Trusts.

Overview and Introduction

Shareholders of each Trust are asked to approve new distribution agreements for each Fund that is a series of the Trusts with JNLD (the “Proposed Distribution Agreements”) to ensure that existing distribution services can continue uninterrupted through the implementation of the Separation Plan. While each Trust would have a separate Proposed Distribution Agreement, the provisions of each Proposed Distribution Agreement are substantively identical. In the case of the IPO, the Proposed Distribution Agreements would be effective upon Shareholder approval or the close of the IPO or occurrence of a Change in Control Event, whichever is later. In the case of the Demerger, the Proposed Distribution Agreements would be effective upon the close of the Demerger.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which would result in the automatic termination of the distribution agreements for each Fund with JNLD. Therefore, in addition to the Proposed Distribution Agreements, as part of this Proposal 3, Shareholders are also voting to approve any future distribution agreements if, as a result of future Change of Control Events that occur following the IPO (but not the Demerger), the distribution agreements terminate. Shareholder approval will be deemed to apply to future distribution agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of JFI; (2) the Board approves the future distribution agreements; and (3) the future distribution agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Information Concerning JNLD, the Funds’ Distributor

JNLD, 300 Innovation Drive, Franklin, Tennessee 37067 is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis. JNLD is a broker-dealer registered with the SEC and the Financial Industry Regulatory Authority (“FINRA”). JNLD is not obligated to sell any specific amount of shares. JNLD is a wholly owned subsidiary of JFI, which, as described above, is a subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.

JNLD also has the following relationships with the Sub-Advisers and their affiliates. JNLD receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation. In addition, JNLD acts as distributor of Variable Contracts issued by Jackson National and its subsidiary Jackson NY.

Certain Funds operate as “feeder” funds which invest in a single registered investment company referred to as a “Master Fund.” Currently, ten of the Master Funds are series of American Funds Insurance Series® and four of the Master Funds are series of Vanguard® Variable Insurance Funds. JNLD does not act as distributor of the Master Funds.

Information Regarding the Proposed Distribution Agreements with JNLD

The Proposed Distribution Agreements are identical to the distribution agreements with JNLD that are currently in effect (“Current Distribution Agreements”). JNLD is the principal underwriter to all of the Funds of the Trusts, pursuant to the Current Distribution Agreements. The Current Distribution Agreements, effective July 1, 2017 and most recently amended effective April 27, 2020, for the Current Distribution Agreement with JNL Series Trust, and effective August 13, 2018, for the Current Distribution Agreement with JNL Investors Series Trust, were most recently approved by the Board with respect to the Funds at a meeting held on August 25-27, 2020.

At the Board Meeting, the Board, including the Independent Trustees, voted to approve the Proposed Distribution Agreements, subject to Shareholder approval. The following description of the Proposed Distribution Agreements is qualified by the Proposed Distribution Agreements, attached as Appendices H-1 and H-2.

The Proposed Distribution Agreements will appoint JNLD as Distributor of the Funds. Under each Proposed Distribution Agreement, JNLD will provide distribution and related services of the types in accordance with and contemplated under each Trust’s Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plans”) with respect to the Class A Shares of the Funds shown on Schedule A of the Proposed Distribution Agreements attached as Appendices H-1 and H-2 hereto. JNLD may arrange for and compensate others for providing or assisting in providing such services, as described in the Plans. The Plans will not terminate in connection with a Change of Control Event, as described above, and therefore does not require re-approval at this time.

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Each Proposed Distribution Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of each Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Currently, distribution agreements may be approved at a meeting held via videoconference in reliance on an exemptive order issued by the SEC on June 19, 2020 in the wake of the COVID-19 pandemic. Each Proposed Distribution Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust. Each Proposed Distribution Agreement may be terminated by the Trust or with respect to a particular Fund, such Fund, at any time, without payment of any penalty, by giving JNLD at least sixty days’ previous written notice of intention to terminate. Each Proposed Distribution Agreement may be terminated by JNLD at any time by giving the applicable Trust at least sixty days’ previous written notice of such intention to terminate. Each Proposed Distribution Agreement also terminates automatically in the event of its assignment.

Each Proposed Distribution Agreement generally provides that JNLD, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Trust or to any Shareholder of the Trust or its trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Trust, any Shareholder of the Trust, either in connection with the performance of JNLD’s duties under the Proposed Distribution Agreement or its failure to perform due to events beyond the reasonable control of JNLD or its agents, except for a loss resulting from JNLD’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Proposed Distribution Agreement.

The amount of distribution fees paid by each of the Funds of the Trusts to JNLD during fiscal year ended December 31, 2019 is provided in Appendix C.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” APPROVAL OF THE NEW DISTRIBUTION AGREEMENT UNDER PROPOSAL 3.

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Board of Trustees’ Evaluation

As described above, the Separation Plan contemplates one or more transactions that are expected to result in a direct or indirect “Change of Control Event” for JNAM, which in turn will result in the automatic termination of each of the Current Advisory Agreements, Current Sub-Advisory Agreements, Current Sub-Sub-Advisory Agreements and Current Distribution Agreements (collectively, the “Current Agreements”). As discussed below, the Board, including a majority of the Independent Trustees, has voted (a) to approve the Proposed Advisory Agreement, the Proposed Sub-Advisory Agreements, Proposed Sub-Sub-Advisory Agreements and Proposed Distribution Agreement (collectively, the “Proposed Agreements”) and (b) to recommend approval of the Proposed Agreements by Shareholders of the Funds, was based on a determination by the Board that it would be consistent with the best interests of the Shareholders of each Fund for JNAM, the Sub-Advisers, the Sub-Sub-Advisers and JNLD to continue providing investment advisory, sub-advisory, sub-sub-advisory and distribution services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

Prior to taking any action to approve the Proposed Agreements, the Board, conducted a thorough review of the quality, extent and nature of the services currently being provided by JNAM, each Sub-Adviser and Sub-Sub-Adviser, as applicable, and JNLD under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on August 25-27, 2020 (the “15(c) Meeting”). In advance of the 15(c) Meeting, outside independent legal counsel for the Independent Trustees (“Independent Counsel”) requested that certain information be provided to the Board relating to the Current Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Current Agreements. At the conclusion of the Board’s discussions, the Board approved the Current Agreements. A description of the process followed by the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth in Appendix I to this Proxy Statement.

In reviewing the Current Agreements for continuation and considering the information, the Board was advised by Independent Counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM, each Sub-Adviser and JNLD through their relationship with the Trusts. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Current Agreements.

Before approving the continuation of Current Agreements, the Independent Trustees met in executive session with their Independent Counsel to consider the materials provided by JNAM, the Sub-Advisers and JNLD, and the terms of the Current Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its other regular meetings, the Board, including the interested and Independent Trustees, concluded that the Current Agreements are in the best interests of Shareholders of each applicable Fund and the Board approved their continuation.

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in Appendix I, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements; (2) the investment performance of each Fund; (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM, each Sub-Adviser and JNLD through their relationship with the Trusts.

At a meeting held on December 1-3, 2020, the Board, including all of the Independent Trustees, further considered additional information specifically related to the Separation Plan. In reviewing the Proposed Agreements and considering the additional information, the Board was advised by Independent Counsel. The Board noted that the Proposed Agreements are identical in substance to the Current Agreements. In addition to the information identified in Appendix I, the Board requested and evaluated other information relating to the potential impact of implementation of the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of JNAM, JNLD and their affiliates that render other services to the Funds. Among other things, the Board, acting through Independent Counsel, prepared and delivered to Jackson National, JNAM and JNLD written inquiries regarding the IPO, the Separation Plan, and the potential impact of the IPO and the Separation Plan on the Funds, if any, and on the business and operations of Jackson National and its affiliated entities, including JNAM and JNLD. Written and oral responses to these inquiries were received and considered by the Board.

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In connection with its consideration of the Proposed Agreements, the Board reviewed the preliminary registration statement of JFI (the “Registration Statement”) relating to the proposed IPO and participated in meetings with senior management of Jackson National and JNAM regarding the information presented in the Registration Statement and related matters. Among other things, the Board considered the arrangements anticipated to be in place between Prudential plc and JFI during the course of the Separation Plan and the anticipated use of the potential proceeds that may be realized from the IPO.

During the course of their consideration of the Proposed Agreements, the Independent Trustees met with senior management representatives of Jackson National and received information regarding: (1) the anticipated management and organizational structure of JFI, Jackson National and its affiliates, including JNAM and JNLD; (2) the anticipated capital levels and structure of JFI and Jackson National following the IPO and during the implementation of other components of the Separation Plan, including the prospective shareholder base of JFI following the Separation; (3) the lines of business in which Jackson National is expected to operate following the IPO; and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of JNAM and JNLD. In addition, periodically throughout 2020, the Independent Trustees met with and received reports from senior management of JNAM and its affiliates regarding, among other things, the financial condition and results of operations of Jackson National and its asset management line of business, organizational and personnel changes within Jackson National and JNAM, and actions being taken by JFI, Jackson National and JNAM in preparation for implementation of the Separation Plan.

The Board received and reviewed copies of the Proposed Agreements and determined that the terms of the Proposed Agreements, including the fees payable thereunder, are substantively identical to, and in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements. In this regard, the Board received assurances from JNAM that additional contractual undertakings relating to the waiver of fees, the reimbursement of expenses and the maintenance of limitations on the total expense of certain Funds, as previously provided by JNAM in connection with the approval of the Current Agreements, would continue upon the effectiveness of the Proposed Agreements.

In reliance upon advice of Independent Counsel, the Board concluded that a Change of Control Event of the type contemplated by the Separation Plan would result in a termination of the Current Agreements and that approval of the Proposed Agreements by the Board (including a majority of the Independent Trustees) and Shareholders would be appropriate for the Funds to continue receiving investment management services from JNAM and each Sub-Adviser and Sub-Sub-Adviser identified on Appendix B and distribution services by JNLD after such a Change of Control Event. The Board was aware that the IPO may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by Shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events that would occur solely in connection with the IPO in the future will permit the Funds to benefit from the continuation of services by JNAM, each Sub-Adviser and Sub-Sub-Adviser identified on Appendix B, and JNLD throughout the Separation Plan without the need for multiple shareholder meetings. The Board observed, based on the advice of counsel to Jackson National, that the SEC should not object to the approval of future agreements by shareholders at this time.

Based upon information provided by JNAM, JNLD and their affiliates and related representations regarding the immediate and long-term business plans of Jackson National, the Board concluded that: (1) JNAM and JNLD can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (2) the Separation Plan is not expected to result in any changes to: (A) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (B) the investment objective of, or the principal investment strategies used to manage, any of the Funds. Consistent with these expectations, the Board received assurances from Jackson National that it is committed to maintaining appropriate levels of overall staffing and ongoing resources and service quality for JNAM and JNLD and that Jackson National will not take any action during implementation of the Separation Plan to materially reduce the levels of these resources prior to reviewing the anticipated action with the Board. In addition, the Board noted that JFI will have an incentive to allocate appropriate resources to support these businesses in light of the importance of the asset management operations to the overall success of Jackson National.

Throughout the review process, the Independent Trustees were assisted by Independent Counsel and relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Proposed Agreements and the weight to be given to each such factor.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on December 1-3, 2020, the Board, including all of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by Shareholders of the Funds. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

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OUTSTANDING SHARES

The Trustees have fixed the close of business on January 11, 2021, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. The number of issued and outstanding Fund shares as of the Record Date is provided in Appendix J.

As of January 11, 2021, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

Because shares in each of the Trusts are sold only to the separate accounts of the Insurance Companies, certain Funds of the Trusts, and certain investment companies managed by affiliates of JNAM organized as Fund of Funds, and to certain nonqualified retirement plans, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National and Jackson NY will solicit voting instructions from owners of Variable Contracts regarding matters submitted to Shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from Contract Owners, also will be voted in the same proportions as those shares for which voting instructions are received from Contract Owners. This is sometimes referred to as “echo” voting.

As of the Record Date, [January 11, 2021], the following persons owned 5% or more of the shares of the Funds either beneficially or of record:

Fund	Name and Address	Percentage of Shares Owned
JNL Series Trust
[TO BE UPDATED AS OF RECORD DATE]

Fund	Name and Address	Percentage of Shares Owned
JNL Investors Series Trust
[TO BE UPDATED AS OF RECORD DATE]

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of [January 11, 2021], the below persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Funds.

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Fund	Name and Address	Percentage of Shares Owned
JNL Series Trust
[TO BE UPDATED AS OF RECORD DATE]

Fund	Name and Address	Percentage of Shares Owned
JNL Investors Series Trust
[TO BE UPDATED AS OF RECORD DATE]

CONTINGENCY PLAN

Except for Proposal 2 being contingent upon Proposal 1 being approved by all of its Shareholders, the other proposals on this Proxy Statement are not contingent upon each other to be approved.

If the Shareholders of a Fund do not approve Proposal 1 and no Change of Control Event occurs, JNAM would continue to serve as adviser to that Fund under the applicable Current Advisory Agreement and any existing sub-adviser, or sub-sub-adviser, as applicable, would continue to be able to serve as sub-adviser, or sub-sub-adviser, as applicable, to that Fund under the applicable current sub-advisory agreement or sub-sub-advisory agreement.

If the Shareholders of a Fund do not approve Proposal 1 and a Change of Control Event occurs, the applicable Current Advisory Agreement and any current sub-advisory and sub-sub-advisory agreements would terminate and JNAM would not be able to serve as adviser or enter into any sub-advisory agreements on behalf of that Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, entering into interim advisory and/or sub-advisory agreements with a duration of no more than 150 days, liquidation of the Fund, or reorganizing the Fund with and into another investment company that is a series of the Trusts.

If the shareholders of a Fund do not approve Proposal 2 and no Change of Control Event occurs, the Fund’s current sub-adviser, and sub-sub-adviser, as applicable, would continue to serve as sub-adviser, and sub-sub-adviser, as applicable, under its Current Sub-Advisory Agreement and Current Sub-Sub-Advisory Agreement, as applicable. If the Shareholders of a Fund do not approve Proposal 2 and a Change of Control Event occurs, its Current Sub-Advisory Agreement, and Current Sub-Sub-Advisory Agreement, as applicable, would terminate. In that event, the current sub-adviser and sub-sub-adviser, as applicable would not be able to serve that Fund as a sub-adviser and sub-sub-adviser, as applicable, under the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement, as applicable, respectively, and the Board would need to consider appropriate action, which could include, among other things, appointment of a different sub-adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by JNAM.

If the Shareholders of Fund do not approve Proposal 3 and no Change of Control Event occurs, JNLD would continue to serve as distributor to that Fund under the applicable Current Distribution Agreement. If the Shareholders of a Fund do not approve Proposal 3 and a Change of Control Event occurs, its Current Distribution Agreement would terminate. In that event, the current distributor would not be able to serve that Fund as a distributor under the Proposed Distribution Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different distributor.

While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve either of the proposals.

22

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust, JNAM, or Jackson National.

JNAM, as the Trusts’ administrator, has retained the services of Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, NY 11749 to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $2.3 million. The costs of the solicitation will be paid by Jackson National.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be approximately $2.6 million.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED.

A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Mark D. Nerud
Trustee, President, and Chief Executive Officer

Dated: February 8, 2021
Lansing, Michigan

23

Appendix A: Fund List with Respect to Advisory Agreements

The following tables sets forth the advisory fee schedule, the amount of the advisory fees paid to JNAM and the amount of advisory fees waived by JNAM pursuant to a contractual or voluntary fee waiver for the fiscal year ended December 31, 2019.

JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. is a wholly owned subsidiary of the JNL Multi-Manager Alternative Fund, a series of JNL Series Trust, and is incorporated in the Cayman Islands. JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. has entered into a separate investment advisory agreement with JNAM for the management of its portfolio pursuant to which JNAM has agreed to receive an advisory fee for services to JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. calculated in the same manner as the advisory fee the JNL Multi-Manager Alternative Fund pays. JNL Multi-Manager Alternative Fund, the sole shareholder of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., last approved the Investment Advisory Agreement with JNAM on August 27, 2020. Please see “JNL Multi-Manager Alternative Fund” in the table below for more information.

JNL Series Trust

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/American Funds® Balanced Fund[2]	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	0.55% 0.50% 0.49% 0.48%	$6,884,968	$4,357,699
JNL/American Funds Blue Chip Income and Growth Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.60% 0.55% 0.54% 0.53%	$17,820,416	$12,488,252
JNL/American Funds Capital Income Builder Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.525% 0.50% 0.49% 0.48%	$377,501	$258,218
JNL/American Funds Capital World Bond Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.60% 0.55% 0.54% 0.53%	$2,998,228	$2,454,492
JNL/American Funds Global Growth Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.65% 0.60% 0.59% 0.58%	$2,242,567	$1,779,176
JNL/American Funds Global Small Capitalization Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.65% 0.60% 0.59% 0.58%	$4,558,758	$3,617,374

A-1

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/American Funds Growth Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.65% 0.60% 0.59% 0.58%	$6,186,711	$4,367,038
JNL/American Funds Growth-Income Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.60% 0.55% 0.54% 0.53%	$38,961,104	$22,410,447
JNL/American Funds International Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.75% 0.70% 0.69% 0.68%	$13,560,728	$9,631,949
JNL/American Funds New World Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.95% 0.90% 0.89% 0.88%	$12,832,605	$9,807,679
JNL Multi-Manager Alternative Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.20% 1.10% 1.09% 1.08%	$13,748,878	N/A
JNL Multi-Manager Emerging Markets Equity Fund[5]	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	0.80% 0.75% 0.74% 0.73%	$5,932,407	N/A
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%	$2,045,179	N/A
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%	$7,186,975	N/A
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%	$12,776,769	N/A

A-2

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%	$7,864,871	N/A
JNL iShares Tactical Moderate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%	$285,499	N/A
JNL iShares Tactical Moderate Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%	$560,614	N/A
JNL iShares Tactical Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%	$473,972	N/A
JNL/American Funds Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$4,303,173	N/A
JNL/American Funds Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$4,778,808	N/A
JNL/AQR Large Cap Defensive Style Fund[14]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .370% .360% .350%	$88,278	N/A
JNL/AQR Large Cap Relaxed Constraint Equity Fund[11]	$0 to $300 million $300 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%	$2,347,749	N/A
JNL/AQR Managed Futures Strategy Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%	$1,292,124	N/A

A-3

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/BlackRock Advantage International Fund[14]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .525% .500% .490%	$74,860	N/A
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .565% .550% .540%	$21,371,255	N/A
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%	$3,566,566	N/A
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%	$16,995,829	N/A
JNL/Boston Partners Global Long Short Equity Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.100% 1.050% 1.000% 0.990% 0.980%	$4,599,126	N/A
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%	$7,602,130	N/A
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%	$4,219,320	N/A
JNL/DFA Growth Allocation Fund[3]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$387,096	$173,200
JNL/DFA Moderate Growth Allocation Fund[3]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$301,675	$119,731

A-4

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/DFA International Core Equity Fund[14]	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.450% .440% .430%	$170,806	$6,619
JNL/DFA U.S. Core Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .375% .360% .350%	$4,815,086	$31,454
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.550% .540% .530%	$734,329	N/A
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%	$13,070,772	N/A
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%	$3,600,959	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .575% .520% .510% .500%	$10,038,905	$80,818
JNL/DoubleLine® Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%	$10,571,428	N/A
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .380% .350% .340% .330%	$4,008,211	N/A
JNL/First State Global Infrastructure Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .690% .630% .620% .610%	$6,945,870	N/A

A-5

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .475% .465% .455%	$8,447,717	N/A
JNL/Franklin Templeton Growth Allocation Fund[13,15]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .530% .520% .510%	$3,405,160	$68,778
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%	$10,740,813	N/A
JNL/Franklin Templeton International Small Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .700% .690% .680%	$4,650,753	N/A
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%	$4,629,192	N/A
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .675% .650% .640% .630%	$6,026,894	N/A
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%	$1,183,309	N/A
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%	$3,214,464	N/A
JNL/Invesco Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%	$12,463,391	N/A

A-6

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Invesco Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .570% .560% .550%	$7,952,045	N/A
JNL/Invesco International Growth Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .480% .470% .460%	$5,765,697	N/A
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .630% .620% .610%	$12,643,814	N/A
JNL/JPMorgan Global Allocation Fund[12]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%	$277,542	$42,925
JNL/JPMorgan Growth & Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%	$4,847,512	N/A
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%	$1,038,199	N/A
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%	$11,436,640	N/A
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%	$3,242,117	N/A

A-7

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Lazard International Strategic Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%	$1,252,080	N/A
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%	$1,570,450	N/A
JNL/Lord Abbett Short Duration Income Fund[1]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%	N/A	N/A
JNL/Mellon Index 5 Fund	All Assets	0%	N/A	N/A
JNL/Mellon Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%	$2,921,905	N/A
JNL/Mellon Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%	$1,572,759	N/A
JNL/Mellon MSCI KLD 400 Social Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%	$112,970	$118
JNL/Mellon S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .090%	$9,038,379	N/A
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%	$4,264,236	N/A

A-8

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Mellon Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%	$3,492,462	N/A
JNL/Mellon International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%	$2,730,973	N/A
JNL/Mellon Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130% .120%	$1,826,736	N/A
JNL/Mellon DowSM Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$1,719,730	$2,082
JNL/Mellon MSCI World Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$667,227	N/A
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$5,128,026	N/A
JNL/Mellon Communication Services Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$311,095	N/A

A-9

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$2,291,303	N/A
JNL/Mellon Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$218,471	N/A
JNL/Mellon Energy Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$2,063,276	N/A
JNL/Mellon Financial Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$2,298,124	N/A
JNL/Mellon Healthcare Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$5,483,802	N/A
JNL/Mellon Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$142,948	N/A

A-10

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Mellon Information Technology Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$5,201,311	N/A
JNL/Mellon Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$53,089	N/A
JNL/Mellon Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$280,224	N/A
JNL S&P 500 Index Fund[4]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.20% .175% .165% .155%	$107,842	$91,664
JNL/Mellon Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%	$502,157	N/A
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%	$7,443,602	N/A
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$1,108,108	N/A

A-11

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%	$542,248	N/A
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%	$3,714,242	N/A
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%	$6,500,716	N/A
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%	$1,996,452	N/A
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%	$6,411,723	N/A
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%	$7,101,393	N/A
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%	$6,976,760	N/A
JNL/PPM America Small Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%	$3,260,803	N/A

A-12

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%	$4,807,180	N/A
JNL/RAFI® Fundamental Asia Developed Fund	$0 to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.210% .180% .170% .160%	$464,449	N/A
JNL/RAFI® Fundamental Europe Fund	$0 to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.210% .180% .170% .160%	$650,881	N/A
JNL/RAFI® Fundamental U.S. Small Cap Fund[14]	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%	$389,207	$868
JNL/RAFI® Multi-Factor U.S. Equity Fund[14]	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%	$2,491,328	N/A
JNL/T. Rowe Price Balanced Fund[5]	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .475% .450% .440% .430%	$2,747,674	N/A
JNL/T. Rowe Price Capital Appreciation Fund[5]	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.575% .550% .530% .520% .510%	$26,328,508	$66,807
JNL/T. Rowe Price Established Growth Fund[5]	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%	$41,859,750	N/A
JNL/T. Rowe Price Mid-Cap Growth Fund[5,6]	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion Over $3 billion	.650% .600% .590% .580%	$35,833,077	$400,031

A-13

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/T. Rowe Price Short-Term Bond Fund[5]	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%	$4,976,665	N/A
JNL/T. Rowe Price U.S. High Yield Fund[5]	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%	$3,650,648	N/A
JNL/T. Rowe Price Value Fund[5]	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .480% .470% .450% .440%	$20,775,153	$257,437
JNL/Vanguard Capital Growth Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%	$1,852,223	$1,288,026
JNL/Vanguard Equity Income Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%	$1,429,363	$989,065
JNL/Vanguard International Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .640% .630%	$3,798,035	$2,896,328
JNL/Vanguard Small Company Growth Fund[2]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%	$1,803,580	$1,147,436
JNL/Vanguard U.S. Stock Market Index Fund[7]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$859,531	$257,851
JNL/Vanguard International Stock Market Index Fund[8]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$585,268	$204,841

A-14

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Vanguard Global Bond Market Index Fund[9]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$194,130	$97,063
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$466,944	$116,311
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$633,152	$158,513
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%	$690,151	$138,241
JNL/WCM Focused International Equity Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%	$9,662,270	N/A
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%	$2,919,673	N/A
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%	$26,165,493	N/A
JNL/WMC Government Money Market Fund[10]	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%	$2,110,461	N/A
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%	$5,127,291	N/A

A-15

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Goldman Sachs Competitive Advantage Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%	$6,660,713	N/A
JNL/Goldman Sachs Dividend Income & Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%	$12,531,459	N/A
JNL/Goldman Sachs Intrinsic Value Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%	$6,133,550	N/A
JNL/Goldman Sachs Total Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%	$5,246,830	N/A
JNL/Goldman Sachs International 5 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%	$160,895	$555
JNL/Goldman Sachs 4 Fund	All Assets	0%	N/A	N/A
JNL/Goldman Sachs Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$1,244,244	N/A
JNL/Goldman Sachs Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$2,598,699	N/A
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$4,666,108	N/A
JNL/Goldman Sachs Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$4,377,887	N/A

A-16

Fund[16]	Advisory Fee Schedule		Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$2,030,958	N/A
JNL Conservative Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$555,238	N/A
JNL Moderate Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$730,392	N/A
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$2,097,401	N/A
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$2,113,632	N/A
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%	$1,420,060	N/A

[1]	The Fund commenced operations on April 27, 2020.
[2]	JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a feeder fund, because during that time, the Adviser will not be providing the portfolio management portion of the advisory and management services. This fee waiver will continue as long as the Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of the Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver.
[3]	JNAM has contractually agreed to waive 0.05% of the management fees of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. Effective June 24, 2019, JNAM has contractually agreed to waive a varying portion of the management fees of the Fund to prevent any increase in total expenses in the Fund.
[4]	JNAM has contractually agreed to waive 0.17% of the management fees of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[5]	JNAM has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees payable to an affiliate of T. Rowe Price attributable to the Fund’s investment in funds managed by that affiliate. The waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The waiver will continue for at least one year from the date of this Prospectus, so long as the sub-advisory agreement remains in effect, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. The impact of this waiver was less than 0.01% for the previous fiscal year.
[6]	Prior to April 27, 2020, JNAM voluntarily waived 0.01% of management fees on the Fund’s assets exceeding $1 billion and up to $5 billion. Effective April 27, 2020, this voluntary waiver converted to a contractual fee reduction.

A-17

[7]	JNAM has contractually agreed to waive 0.04% of the management fees of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[8]	JNAM has contractually agreed to waive 0.03% of the management fees of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[9]	JNAM has contractually agreed to waive 0.06% of the management fees of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[10]	Effective March 16, 2020, JNAM has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, transactional costs, if any, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period. The fee waiver will continue through April 30, 2021. The Adviser may extend the fee waiver for a subsequent one-year term, and thereafter, the fee waiver will automatically renew for additional subsequent one-year terms unless the Board of Trustees approves the elimination of the fee waiver. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.
[11]	Effective September 1, 2018, JNAM voluntarily agreed to waive 0.025% of management fees on the Fund’s assets between $500 million and up to $1 billion and 0.05% on the Fund’s assets exceeding $1 billion. Effective April 29, 2019, this voluntary waiver converted to a contractual waiver. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[12]	Effective October 14, 2019, JNAM has contractually agreed to waive its management fee in an amount equivalent to the Acquired Fund Fees and Expenses (“AFFE”) attributable to the Fund’s investment in funds managed by the Sub-Adviser (each an “JPMorgan Underlying Fund”). The AFFE for each JPMorgan Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each JPMorgan Underlying Fund.
[13]	Effective April 27, 2020, JNAM has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees payable to an affiliate of the sub-adviser attributable to the Fund’s investment in funds managed by that affiliate. The waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The waiver will continue for at least one year from the date of this Prospectus, so long as the sub-advisory agreement remains in effect, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver.
[14]	The Fund commenced operations June 24, 2019.
[15]	The Fund did not pay an advisory fee prior to June 24, 2019.
[16]	Except for JNL/Franklin Templeton Growth Allocation Fund and JNL/PPM America High Yield Bond Fund, each Fund’s Current Advisory Agreement was approved by its initial sole shareholder in connection with its launch. The shareholders of JNL/Franklin Templeton Growth Allocation Fund approved its Current Advisory Agreement on March 15, 2019. The shareholders of JNL/PPM America High Yield Bond Fund last approved its Current Advisory Agreement on April 2, 2007.

JNL Investors Series Trust

Fund[2]	Advisory Fee Schedule		Advisory Fees Incurred (before Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)
JNL Government Money Market Fund[1]	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.200% 0.180% 0.160% 0.140%	$5,445,144	N/A
JNL Securities Lending Collateral Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	0.040% 0.035% 0.030%	$555,541	N/A

[1]	Effective March 16, 2020, JNAM has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, transactional costs, if any, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period. The fee waiver will continue through April 30, 2021. The Adviser may extend the fee waiver for a subsequent one-year term, and thereafter, the fee waiver will automatically renew for additional subsequent one-year terms unless the Board of Trustees approves the elimination of the fee waiver. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.
[2]	Each Fund’s Current Advisory Agreement was approved by its initial sole shareholder in connection with its launch.

A-18

Appendix B: List of Funds Approving New Sub-Advisory Agreements

The following tables sets forth the Sub-Adviser and, as applicable, the Sub-Sub-Adviser, of each Fund and the aggregate amount of the sub-advisory fees paid to the Sub-Adviser(s) of each Fund, in dollars and as a percentage of average daily net assets for the fiscal year ended December 31, 2019. For the Funds sub-advised by PPM America, Inc., an affiliate of JNAM, the date each Current Sub-Advisory Agreement was last approved by each Fund’s shareholders is also provided. Pursuant to exemptive relief granted by the SEC, JNAM is a “Manager of Managers” and is not required to disclose the sub-advisory fee schedules for each Fund. Under this relief, JNAM is not required to seek shareholder approval of changes in non-affiliated sub-advisers.

JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. is a wholly owned subsidiary of the JNL Multi-Manager Alternative Fund, a series of JNL Series Trust, and is incorporated in the Cayman Islands. JNAM and Boston Partners Global Investors, Inc. have entered into a sub-advisory agreement with respect to the management of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. JNL Multi-Manager Alternative Fund, the sole shareholder of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., last approved the Current Sub-Advisory Agreement on August 27, 2020.

JNL Series Trust

Fund[21]	Sub-Adviser(s) and Sub-Sub-Adviser(s), as Appropriate	Aggregate Fees Paid to Sub-Adviser(s)
		Dollar Amount	As a Percentage of Average Daily Net Assets as of December 31, 2019
JNL Multi-Manager Alternative Fund	First Pacific Advisors, LP	$10,433,324[20]	0.90%[20]
	Lazard Asset Management LLC
	Western Asset Management Company, LLC
	Westchester Capital Management, LLC
	Boston Partners Global Investors, Inc.
	Loomis, Sayles & Company, L.P.
	DoubleLine Capital LP15
JNL Multi-Manager Emerging Markets Equity Fund[14]	T. Rowe Price Associates, Inc.	$3,471,610	0.45%
	WCM Investment Management, LLC
	Wellington Management Company LLP
	Kayne Anderson Rudnick Investment Management, LLC
	T. Rowe Price Hong Kong Limited (sub-sub-adviser)
JNL Multi-Manager International Small Cap Fund	Causeway Capital Management LLC	$1,499,801	0.55%
	WCM Investment Management, LLC
JNL Multi-Manager Mid Cap Fund	Champlain Investment Partners, LLC	$4,606,939	0.41%
	ClearBridge Investments, LLC
	Nuance Investments, LLC[16]
	Victory Capital Management Inc.
JNL Multi-Manager Small Cap Growth Fund	Kayne Anderson Rudnick Investment Management, LLC	$9,165,628	0.41%
	Granahan Investment Management, Inc.
	Victory Capital Management Inc.
	WCM Investment Management, LLC[17]
JNL Multi-Manager Small Cap Value Fund	Cooke & Bieler L.P.	$4,879,677	0.42%
	Congress Asset Management Company, LLP
	WCM Investment Management, LLC
	Reinhart Partners, Inc.[17]
JNL iShares Tactical Moderate Fund	Mellon Investments Corporation	$42,825	0.03%

B-1

Fund[21]	Sub-Adviser(s) and Sub-Sub-Adviser(s), as Appropriate	Aggregate Fees Paid to Sub-Adviser(s)
		Dollar Amount	As a Percentage of Average Daily Net Assets as of December 31, 2019
JNL iShares Tactical Moderate Growth Fund	Mellon Investments Corporation	$84,091	0.03%
JNL iShares Tactical Growth Fund	Mellon Investments Corporation	$71,095	0.03%
JNL/AQR Large Cap Defensive Style Fund[1]	AQR Capital Management, LLC	$44,139	0.10%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	AQR Capital Management, LLC	$1,308,406	0.39%
JNL/AQR Managed Futures Strategy Fund	AQR Capital Management, LLC	$988,094	0.65%
JNL/BlackRock Advantage International Fund[1]	BlackRock Investment Management, LLC	$47,638	0.18%
JNL/BlackRock Global Allocation Fund	BlackRock Investment Management, LLC	$13,448,588	0.38%
JNL/BlackRock Global Natural Resources Fund	BlackRock Investment Management, LLC	$1,776,626	0.27%
JNL/BlackRock Large Cap Select Growth Fund	BlackRock Investment Management, LLC	$8,007,275	0.22%
JNL/Boston Partners Global Long Short Equity Fund	Boston Partners Global Investors, Inc.	$3,678,868	0.88%
JNL/Causeway International Value Select Fund	Causeway Capital Management LLC	$5,146,495	0.35%
JNL/ClearBridge Large Cap Growth Fund	ClearBridge Investments, LLC	$2,061,393	0.24%
JNL/DFA International Core Equity Fund[1]	Dimensional Fund Advisors LP	$89,728	0.14%
JNL/DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	$1,498,749	0.12%
JNL/DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	$487,709	0.39%
JNL/DoubleLine® Core Fixed Income Fund[3]	DoubleLine Capital LP	$6,338,625	0.18%
JNL/DoubleLine® Emerging Markets Fixed Income Fund[3]	DoubleLine Capital LP	$2,274,042	0.40%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund[3]	DoubleLine Capital LP	$5,769,152	0.33%
JNL/DoubleLine® Total Return Fund[3]	DoubleLine Capital LP	$8,025,524	0.32%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC	$1,466,511	0.15%
JNL/First State Global Infrastructure Fund	First Sentier Investors (Australia) IM LTD	$3,959,722	0.40%
JNL/Franklin Templeton Global Multisector Bond Fund[4]	Franklin Advisers, Inc.	$4,581,225	0.31%
JNL/Franklin Templeton Growth Allocation Fund[4]	Franklin Advisers, Inc.	$1,943,901	0.16%
	Franklin Templeton Institutional, LLC (sub-sub-advisor)
	Templeton Global Advisors Limited (sub-sub-advisor)
JNL/Franklin Templeton Income Fund[4]	Franklin Advisers, Inc.	$6,964,491	0.34%
JNL/Franklin Templeton International Small Cap Fund	Franklin Templeton Institutional, LLC	$3,206,195	0.55%
	Templeton Investment Counsel, LLC
JNL/GQG Emerging Markets Equity Fund	GQG Partners, LLC	$3,583,095	0.70%
JNL/Harris Oakmark Global Equity Fund	Harris Associates L.P.	$4,006,633	0.47%
JNL/Heitman U.S. Focused Real Estate Fund	Heitman Real Estate Securities LLC	$778,192	0.43%
JNL/Invesco Diversified Dividend Fund[5]	Invesco Advisers, Inc.	$2,010,497	0.33%
JNL/Invesco Global Growth Fund[5]	Invesco Advisers, Inc.	$5,592,921	0.22%
JNL/Invesco Global Real Estate Fund[5]	Invesco Advisers, Inc.	$5,682,815	0.42%
	Invesco Asset Management Limited (sub-sub-advisor)
JNL/Invesco International Growth Fund[5]	Invesco Advisers, Inc.	$3,647,315	0.33%
JNL/Invesco Small Cap Growth Fund[5,6]	Invesco Advisers, Inc.	$8,878,142	0.46%

B-2

Fund[21]	Sub-Adviser(s) and Sub-Sub-Adviser(s), as Appropriate	Aggregate Fees Paid to Sub-Adviser(s)
		Dollar Amount	As a Percentage of Average Daily Net Assets as of December 31, 2019
JNL/JPMorgan Global Allocation Fund[18]	J.P. Morgan Investment Management Inc.	$128,799	0.29%
	Ivy Investment Management Company
JNL/JPMorgan Growth & Income Fund[9]	J.P. Morgan Investment Management Inc.	$3,341,697	0.41%
JNL/JPMorgan Hedged Equity Fund[9]	J.P. Morgan Investment Management Inc.	$569,101	0.27%
JNL/JPMorgan MidCap Growth Fund	J.P. Morgan Investment Management Inc.	$8,446,274	0.37%
JNL/JPMorgan U.S. Government & Quality Bond Fund	J.P. Morgan Investment Management Inc.	$1,496,848	0.14%
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC	$854,907	0.48%
JNL/Loomis Sayles Global Growth Fund	Loomis, Sayles & Company, L.P.	$819,502	0.29%
JNL/Lord Abbett Short Duration Income Fund[10]	Lord, Abbett & Co. LLC	N/A	N/A
JNL/Mellon DowSM Index Fund	Mellon Investments Corporation	$216,153	0.02%
JNL/Mellon Emerging Markets Index Fund	Mellon Investments Corporation	$247,267	0.02%
JNL/Mellon Equity Income Fund	Mellon Investments Corporation	$674,252	0.19%
JNL/Mellon MSCI KLD 400 Social Index Fund	Mellon Investments Corporation	$13,557	0.03%
JNL/Mellon MSCI World Index Fund	Mellon Investments Corporation	$103,704	0.03%
JNL/Mellon Nasdaq® 100 Index Fund	Mellon Investments Corporation	$469,939	0.02%
JNL/Mellon S&P 500 Index Fund	Mellon Investments Corporation	$564,629	0.01%
JNL/Mellon S&P 400 MidCap Index Fund	Mellon Investments Corporation	$300,733	0.01%
JNL/Mellon Small Cap Index Fund	Mellon Investments Corporation	$243,653	0.01%
JNL/Mellon International Index Fund	Mellon Investments Corporation	$332,783	0.02%
JNL/Mellon Bond Index Fund	Mellon Investments Corporation	$246,615	0.02%
JNL/Mellon Communication Services Sector Fund	Mellon Investments Corporation	$44,349	0.03%
JNL/Mellon Consumer Discretionary Sector Fund	Mellon Investments Corporation	$266,586	0.02%
JNL/Mellon Consumer Staples Sector Fund	Mellon Investments Corporation	$29,626	0.03%
JNL/Mellon Energy Sector Fund	Mellon Investments Corporation	$246,466	0.02%
JNL/Mellon Financial Sector Fund	Mellon Investments Corporation	$267,188	0.02%
JNL/Mellon Healthcare Sector Fund	Mellon Investments Corporation	$491,498	0.02%
JNL/Mellon Industrials Sector Fund	Mellon Investments Corporation	$18,357	0.03%
JNL/Mellon Information Technology Sector Fund	Mellon Investments Corporation	$474,441	0.02%
JNL/Mellon Materials Sector Fund	Mellon Investments Corporation	$6,636	0.03%
JNL/Mellon Real Estate Sector Fund	Mellon Investments Corporation	$39,465	0.03%
JNL S&P 500 Index Fund	Mellon Investments Corporation	$5,392	0.01%
JNL/Mellon Utilities Sector Fund	Mellon Investments Corporation	$76,193	0.03%
JNL/MFS Mid Cap Value Fund	Massachusetts Financial Services Company (d/b/a MFS Investment Management)	$4,872,133	0.36%
JNL/Morningstar Wide Moat Index Fund	Mellon Investments Corporation	$158,409	0.03%
JNL/Neuberger Berman Commodity Strategy Fund	Neuberger Berman Investment Advisers LLC	$349,448	0.29%
JNL/Neuberger Berman Strategic Income Fund	Neuberger Berman Investment Advisers LLC	$1,241,325	0.16%
JNL/PIMCO Income Fund[9]	Pacific Investment Management Company LLC	$4,667,229	0.35%
JNL/PIMCO Investment Grade Credit Bond Fund[9]	Pacific Investment Management Company LLC	$1,427,317	0.25%
JNL/PIMCO Real Return Fund[9]	Pacific Investment Management Company LLC	$3,839,589	0.23%
JNL/PPM America Floating Rate Income Fund	PPM America, Inc.	$3,894,858	0.25%
JNL/PPM America High Yield Bond Fund	PPM America, Inc.	$4,174,303	0.20%

B-3

Fund[21]	Sub-Adviser(s) and Sub-Sub-Adviser(s), as Appropriate	Aggregate Fees Paid to Sub-Adviser(s)
		Dollar Amount	As a Percentage of Average Daily Net Assets as of December 31, 2019
JNL/PPM America Small Cap Value Fund	PPM America, Inc.	$2,055,916	0.36%
JNL/PPM America Total Return Fund	PPM America, Inc.	$1,958,437	0.16%
JNL/RAFI® Fundamental Asia Developed Fund	Mellon Investments Corporation	$84,326	0.04%
JNL/RAFI® Fundamental Europe Fund	Mellon Investments Corporation	$115,398	0.03%
JNL/RAFI® Fundamental U.S. Small Cap Fund	Mellon Investments Corporation	$149,133	0.03%
JNL/RAFI® Multi-Factor U.S. Equity Fund	Mellon Investments Corporation	$524,172	0.02%
JNL/T. Rowe Price Balanced Fund[10]	T. Rowe Price Associates, Inc.	$1,470,381	0.29%
JNL/T. Rowe Price Capital Appreciation Fund[10]	T. Rowe Price Associates, Inc.	$15,045,866	0.30%
JNL/T. Rowe Price Established Growth Fund[10,11]	T. Rowe Price Associates, Inc.	$25,295,192	0.26%
JNL/T. Rowe Price Mid-Cap Growth Fund[10]	T. Rowe Price Associates, Inc.	$26,262,523[2]	0.44%[2]
JNL/T. Rowe Price Short-Term Bond Fund[10,11]	T. Rowe Price Associates, Inc.	$1,419,284	0.09%
JNL/T. Rowe Price U.S. High Yield Fund[10,11]	T. Rowe Price Associates, Inc.	$2,323,139	0.35%
JNL/T. Rowe Price Value Fund[10,11]	T. Rowe Price Associates, Inc.	$9,135,328	0.21%
JNL/Vanguard Moderate ETF Allocation Fund	Mellon Investments Corporation	$70,041	0.03%
JNL/Vanguard Moderate Growth ETF Allocation Fund	Mellon Investments Corporation	$94,972	0.03%
JNL/Vanguard Growth ETF Allocation Fund	Mellon Investments Corporation	$103,522	0.03%
JNL/WCM Focused International Equity Fund	WCM Investment Management, LLC	$5,368,147	0.37%
JNL/Westchester Capital Event Driven Fund	Westchester Capital Management, LLC	$2,363,547	0.85%
JNL/WMC Balanced Fund	Wellington Management Company LLP	$15,911,551	0.19%
JNL/WMC Government Money Market Fund[12]	Wellington Management Company LLP	$368,998	0.03%
JNL/WMC Value Fund	Wellington Management Company LLP	$3,302,852	0.24%
JNL/Goldman Sachs Competitive Advantage Fund[19]	Goldman Sachs Asset Management, L.P.	$1,901,142	0.07%
	Mellon Investments Corporation
JNL/Goldman Sachs Dividend Income & Growth Fund[19]	Goldman Sachs Asset Management, L.P.	$3,620,401	0.07%
	Mellon Investments Corporation
JNL/Goldman Sachs Intrinsic Value Fund[19]	Goldman Sachs Asset Management, L.P.	$1,751,987	0.07%
	Mellon Investments Corporation
JNL/Goldman Sachs Total Yield Fund[19]	Goldman Sachs Asset Management, L.P.	$1,501,064	0.08%
	Mellon Investments Corporation
JNL/Goldman Sachs International 5 Fund[19]	Goldman Sachs Asset Management, L.P.	$45,983	0.09%
	Mellon Investments Corporation
JNL/Goldman Sachs Managed Conservative Fund[13]	Goldman Sachs Asset Management, L.P.	$181,207	0.01%
JNL/Goldman Sachs Managed Moderate Fund[13]	Goldman Sachs Asset Management, L.P.	$428,056	0.01%
JNL/Goldman Sachs Managed Moderate Growth Fund[13]	Goldman Sachs Asset Management, L.P.	$836,490	0.01%
JNL/Goldman Sachs Managed Growth Fund[13]	Goldman Sachs Asset Management, L.P.	$776,456	0.01%
JNL/Goldman Sachs Managed Aggressive Growth Fund[13]	Goldman Sachs Asset Management, L.P.	$324,568	0.01%

[1]	The Fund commenced operations on June 24, 2019.
[2]	These figures include amounts paid to Mellon Investments Corporation, which was terminated as a sub-adviser to the Fund in August 2020.

B-4

[3]	A fee discount shall apply when DoubleLine is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine), JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE Fund, and the JNL/DoubleLine® Total Return Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine applies discounts based on the combined assets of the Sub-Advised Funds.
[4]	For the purpose of calculating the sub-adviser fee for the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton Growth Allocation Fund, and the JNL/Franklin Templeton International Small Cap Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[5]	For the purpose of calculating the sub-advisory fee for the JNL/Invesco Diversified Dividend Fund, the JNL/Invesco International Growth Fund, the JNL/Invesco Global Growth Fund, the JNL/Invesco Global Real Estate Fund, and the JNL/Invesco Small Cap Growth Fund, a fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds.
[6]	For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund and the JNL/Invesco International Growth Fund, collectively.
[7]	For the purpose of calculating the sub-adviser fee for the JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan Global Allocation Fund and JNL/JPMorgan Growth and Income Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[8]	The Fund will commence operations on April 27, 2020.
[9]	For purposes of calculating the sub-adviser fee for the JNL/PIMCO Income Fund, JNL/PIMCO Real Return Fund, and the JNL/PIMCO Investment Grade Credit Bond Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[10]	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund, T. Rowe applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds.
[11]	The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once the Fund's assets exceed a specific amount.
[12]	The assets of the JNL/WMC Government Money Market Fund of the JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.
[13]	Assets for these Funds are aggregated in calculating the Goldman Sachs sub-advisory fee.
[14]	KAR, T. Rowe, WMC and Wellington commenced as a sub-adviser to the Fund on April 27, 2020. Prior to April 27, 2020, the Fund’s sole sub-adviser was Lazard.
[15]	A fee discount shall apply when DoubleLine® is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine®), JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and the JNL/DoubleLine® Total Return Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine® applies discounts based on the combined assets of the Sub-Advised Funds.
[16]	Nuance commenced as a sub-adviser to the Fund on April 27, 2020.
[17]	WCM and Reinhart commenced as a sub-adviser to each respective Fund on October 14, 2019.
[18]	For purposes of calculating the sub-adviser fee for the JNL/JPMorgan Global Allocation Fund, the fee will be reduced by the Acquired Fund Fees and Expenses (“AFFE”) attributable to the fund’s investment in other funds advised by JPMorgan (each an “Unaffiliated Underlying Fund”). The AFFE for each Unaffiliated Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each Unaffiliated Underlying Fund. For the purpose of calculating the sub-adviser fee for the JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan Global Allocation Fund and JNL/JPMorgan Growth and Income Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[19]	Assets for these Funds are aggregated in calculating the Goldman Sachs sub-advisory fee.
[20]	These figures include amounts paid to BlueBay Asset Management LLP, which was terminated as a sub-adviser to the Fund in August 2020.
[21]	Except for JNL/Franklin Templeton Growth Allocation Fund and JNL/PPM America High Yield Bond Fund, each Fund’s Current Sub-Advisory Agreement(s) was/were last approved by its initial sole shareholder in connection with its launch. The shareholders of JNL/Franklin Templeton Growth Allocation Fund approved its Current Sub-Advisory Agreement on March 15, 2019. The shareholders of JNL/PPM America High Yield Bond Fund last approved its Current Sub-Advisory Agreement on April 2, 2007.

JNL Investors Series Trust

Fund[2]	Sub-Adviser(s) and Sub-Sub-Adviser(s), as Appropriate	Date Approved	Aggregate Fees Paid to Sub-Adviser
			Dollar Amount	As a Percentage of Average Daily Net Assets as of December 31, 2019
JNL Government Money Market Fund[1]	Wellington Management Company LLP	N/A	$832,234	0.03%
JNL Securities Lending Collateral Fund	Wellington Management Company LLP	N/A	$277,768	0.02%

[1]	The assets of the JNL/WMC Government Money Market Fund of the JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.
[2]	Each Fund’s Current Sub-Advisory Agreement was last approved by its initial sole shareholder in connection with its launch.

B-5

Appendix C: Fees Paid by Funds to Affiliates of the Adviser

The following table sets forth the administrative services fees paid to JNAM and the fees paid to JNLD, the Funds’ distributor, for the fiscal year ended December 31, 2019.

JNL Series Trust

Fund	Administrative Services Fees Paid to JNAM as of December 31, 2019	Fees Paid To the Distributor as of December 31, 2019
JNL/American Funds Balanced Fund	$1,515,341	$3,930,927
JNL/American Funds® Blue Chip Income and Growth Fund	$3,632,043	$9,424,167
JNL/American Funds Capital Income Builder Fund	$78,457	$209,445
JNL/American Funds Capital World Bond Fund	$580,599	$1,493,757
JNL/American Funds® Global Growth Fund	$338,242	$1,000,010
JNL/American Funds Global Small Capitalization Fund	$811,982	$2,091,944
JNL/American Funds® Growth Fund	$917,097	$2,706,195
JNL/American Funds Growth-Income Fund	$7,377,502	$21,192,359
JNL/American Funds International Fund	$2,168,673	$5,571,573
JNL/American Funds New World Fund	$1,585,933	$4,080,680
JNL Multi-Manager Alternative Fund	$2,312,886	$46,091
JNL Multi-Manager Emerging Markets Equity Fund	$1,161,486	$1,224,909
JNL Multi-Manager International Small Cap Fund	$409,038	$6,886
JNL Multi-Manager Mid Cap Fund	$1,691,120	$477,052
JNL Multi-Manager Small Cap Growth Fund	$2,262,394	$5,374,422
JNL Multi-Manager Small Cap Value Fund	$1,168,852	$1,992,868
JNL iShares Tactical Moderate Fund	$214,123	$423,437
JNL iShares Tactical Moderate Growth Fund	$420,458	$832,081
JNL iShares Tactical Growth Fund	$355,477	$702,074
JNL/American Funds Moderate Growth Allocation Fund	$3,474,151	$6,914,650
JNL/American Funds Growth Allocation Fund	$3,881,841	$7,722,861
JNL/AQR Large Cap Defensive Style Fund	$33,104	$28,294
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$507,175	$951,554
JNL/AQR Managed Futures Strategy Fund	$228,022	$309,098
JNL/BlackRock Advantage International Fund	$20,416	$2,101
JNL/BlackRock Global Allocation Fund	$5,225,935	$10,635,852
JNL/BlackRock Global Natural Resources Fund	$979,972	$1,953,312
JNL/BlackRock Large Cap Select Growth Fund	$3,571,850	$8,409,662
JNL/Boston Partners Global Long Short Equity Fund	$627,155	$121,038
JNL/Causeway International Value Select Fund	$2,205,647	$1,450,448
JNL/ClearBridge Large Cap Growth Fund	$1,267,835	$740,003
JNL/DFA Growth Allocation Fund	$290,320	$568,701
JNL/DFA Moderate Growth Allocation Fund	$226,255	$438,461
JNL/DFA International Core Equity Fund	$49,849	$5,896
JNL/DFA U.S. Core Equity Fund	$1,207,280	$3,433,165
JNL/DFA U.S. Small Cap Fund	$187,590	$353,914
JNL/DoubleLine® Core Fixed Income Fund	$3,506,759	$8,466,633
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$844,506	$99,575
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$2,631,407	$3,556,695

C-1

Fund	Administrative Services Fees Paid to JNAM as of December 31, 2019	Fees Paid To the Distributor as of December 31, 2019
JNL/DoubleLine® Total Return Fund	$2,517,831	$3,158,599
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$985,489	$2,664,223
JNL/First State Global Infrastructure Fund	$1,500,949	$2,332,172
JNL/Franklin Templeton Global Multisector Bond Fund	$2,234,318	$1,982,592
JNL/Franklin Templeton Growth Allocation Fund	$1,228,120	$3,628,331
JNL/Franklin Templeton Income Fund	$2,048,146	$5,552,650
JNL/Franklin Templeton International Small Cap Fund	$880,153	$1,753,836
JNL/GQG Emerging Markets Equity Fund	$771,535	$140,837
JNL/Harris Oakmark Global Equity Fund	$1,277,345	$1,309,414
JNL/Heitman U.S. Focused Real Estate Fund	$273,072	$50,399
JNL/Invesco Diversified Dividend Fund	$918,418	$230,269
JNL/Invesco Global Growth Fund	$3,739,035	$5,299,478
JNL/Invesco Global Real Estate Fund	$2,013,699	$3,596,728
JNL/Invesco International Growth Fund	$1,654,715	$2,702,164
JNL/Invesco Small Cap Growth Fund	$1,935,503	$5,290,393
JNL/JPMorgan Global Allocation Fund	$67,406	$103,791
JNL/JPMorgan Growth & Income Fund	$806,802	$1,832,587
JNL/JPMorgan Hedged Equity Fund	$311,461	$160,068
JNL/JPMorgan MidCap Growth Fund	$2,263,675	$5,537,482
JNL/JPMorgan U.S. Government & Quality Bond Fund	$1,106,837	$2,705,359
JNL/Lazard International Strategic Equity Fund	$268,303	$219,001
JNL/Loomis Sayles Global Growth Fund	$428,306	$6,345
JNL/Lord Abbett Short Duration Income Fund	N/A	N/A
JNL/Mellon Index 5 Fund	$570,861	$3,421,806
JNL/Mellon DowSM Index Fund	$1,411,532	$2,810,571
JNL/Mellon Emerging Markets Index Fund	$1,722,675	$3,425,165
JNL/Mellon Equity Income Fund	$524,253	$631,803
JNL/Mellon MSCI KLD 400 Social Index Fund	$67,783	$134,857
JNL/Mellon MSCI World Index Fund	$518,524	$1,030,300
JNL/Mellon Nasdaq® 100 Index Fund	$4,412,288	$8,793,624
JNL/Mellon S&P 500 Index Fund	$7,763,369	$24,107,036
JNL/Mellon S&P 400 MidCap Index Fund	$3,028,764	$8,303,138
JNL/Mellon Small Cap Index Fund	$2,436,505	$6,517,369
JNL/Mellon International Index Fund	$2,577,831	$4,373,266
JNL/Mellon Bond Index Fund	$1,144,088	$2,676,288
JNL/Mellon Communication Services Sector Fund	$221,746	$440,504
JNL/Mellon Consumer Discretionary Sector Fund	$1,915,866	$3,819,296
JNL/Mellon Consumer Staples Sector Fund	$148,128	$293,486
JNL/Mellon Energy Sector Fund	$1,714,664	$3,419,565
JNL/Mellon Financial Sector Fund	$1,921,885	$3,828,562
JNL/Mellon Healthcare Sector Fund	$4,714,200	$9,463,366
JNL/Mellon Industrials Sector Fund	$91,787	$180,955
JNL/Mellon Information Technology Sector Fund	$4,473,302	$8,938,118
JNL/Mellon Materials Sector Fund	$33,181	$65,011

C-2

Fund	Administrative Services Fees Paid to JNAM as of December 31, 2019	Fees Paid To the Distributor as of December 31, 2019
JNL/Mellon Real Estate Sector Fund	$197,324	$385,010
JNL S&P 500 Index Fund	$53,920	N/A
JNL/Mellon Utilities Sector Fund	$380,965	$754,932
JNL/MFS Mid Cap Value Fund	$1,350,654	$3,484,167
JNL/Morningstar Wide Moat Index Fund	$831,076	$246,014
JNL/Neuberger Berman Commodity Strategy Fund	$180,749	$53,353
JNL/Neuberger Berman Strategic Income Fund	$1,154,751	$1,948,841
JNL/PIMCO Income Fund	$2,000,246	$1,672,569
JNL/PIMCO Investment Grade Credit Bond Fund	$570,922	$1,162,232
JNL/PIMCO Real Return Fund	$1,669,778	$3,117,578
JNL/PPM America Floating Rate Income Fund	$2,329,912	$4,567,802
JNL/PPM America High Yield Bond Fund	$2,085,140	$4,663,443
JNL/PPM America Small Cap Value Fund	$572,169	$1,652,201
JNL/PPM America Total Return Fund	$1,230,613	$1,197,187
JNL/RAFI® Fundamental Asia Developed Fund	$350,124	$699,175
JNL/RAFI® Fundamental Europe Fund	$505,485	$1,009,979
JNL/RAFI® Fundamental U.S. Small Cap Fund	$323,889	$1,343,116
JNL/RAFI® Multi-Factor U.S. Equity Fund	$2,163,696	$8,386,072
JNL/T. Rowe Price Balanced Fund	$749,367	$1,498,729
JNL/T. Rowe Price Capital Appreciation Fund	$7,016,412	$13,686,708
JNL/T. Rowe Price Established Growth Fund	$9,007,551	$20,684,238
JNL/T. Rowe Price Mid-Cap Growth Fund	$5,724,545	$16,637,762
JNL/T. Rowe Price Short-Term Bond Fund	$1,628,199	$3,333,278
JNL/T. Rowe Price U.S. High Yield Fund	$995,634	$347,373
JNL/T. Rowe Price Value Fund	$4,215,522	$6,014,407
JNL/Vanguard Capital Growth Fund	$406,019	$1,038,369
JNL/Vanguard Equity Income Fund	$308,419	$796,071
JNL/Vanguard International Fund	$645,648	$1,661,127
JNL/Vanguard Small Company Growth Fund	$334,383	$850,425
JNL/Vanguard U.S. Stock Market Index Fund	$429,758	$1,261,833
JNL/Vanguard International Stock Market Index Fund	$438,948	$856,972
JNL/Vanguard Global Bond Market Index Fund	$145,597	$284,477
JNL/Vanguard Moderate ETF Allocation Fund	$350,206	$673,691
JNL/Vanguard Moderate Growth ETF Allocation Fund	$474,861	$913,505
JNL/Vanguard Growth ETF Allocation Fund	$517,610	$988,324
JNL/WCM Focused International Equity Fund	$2,172,069	$413,449
JNL/Westchester Capital Event Driven Fund	$278,062	$122,460
JNL/WMC Balanced Fund	$7,707,499	$24,608,259
JNL/WMC Government Money Market Fund	$1,306,961	$3,878,198
JNL/WMC Value Fund	$1,350,644	$2,293,795
JNL/Goldman Sachs Competitive Advantage Fund	$2,564,264	$2,945,391
JNL/Goldman Sachs Dividend Income & Growth Fund	$4,795,148	$10,215,248
JNL/Goldman Sachs Intrinsic Value Fund	$2,353,400	$2,328,975
JNL/Goldman Sachs Total Yield Fund	$1,998,715	$1,264,403

C-3

Fund	Administrative Services Fees Paid to JNAM as of December 31, 2019	Fees Paid To the Distributor as of December 31, 2019
JNL/Goldman Sachs International 5 Fund	$80,448	$157,568
JNL/Goldman Sachs 4 Fund	$2,988,092	$18,893,679
JNL/Goldman Sachs Managed Conservative Fund	$621,421	$3,724,301
JNL/Goldman Sachs Managed Moderate Fund	$1,467,970	$8,798,786
JNL/Goldman Sachs Managed Moderate Growth Fund	$2,731,840	$17,191,859
JNL/Goldman Sachs Managed Growth Fund	$2,546,595	$15,956,957
JNL/Goldman Sachs Managed Aggressive Growth Fund	$1,113,126	$6,652,683
JNL Conservative Allocation Fund	$204,473	$1,219,597
JNL Moderate Allocation Fund	$279,132	$1,663,576
JNL Moderate Growth Allocation Fund	$1,154,654	$6,917,257
JNL Growth Allocation Fund	$1,164,799	$6,962,092
JNL Aggressive Growth Allocation Fund	$731,308	$4,367,696

JNL Investors Series Trust

Fund	Administrative Services Fees Paid to JNAM as of December 31, 2019	Fees Paid to the Distributor as of December 31, 2019
JNL Government Money Market Fund[1]	N/A	N/A
JNL Securities Lending Collateral Fund[1]	N/A	N/A

1 The JNL Government Money Market Fund and JNL Securities Lending Collateral Fund do not pay JNAM an administrative fee. The JNL Government Money Market Fund and JNL Securities Lending Collateral Fund do not have Class A shares and so do not pay a shareholder services and distribution fee to JNLD.

C-4

Appendix D-1: Proposed Investment Advisory Agreement between JNAM and JNLST

Amended and Restated Investment

Advisory and Management Agreement

This Agreement effective as of the 31st day of January, 2001, Amended and Restated as of the 28th day of February, 2012, further Amended and Restated as of the 1st day of December, 2012, further Amended and Restated as of the 30th November, 2012, effective as of April 29, 2013, further Amended and Restated as of the 24th day of June, 2013, effective as of July 1, 2013, and further Amended and Restated as of the __ day of __________, 202_, effective as of __________ __, 202_, is between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

Whereas, the Trust on behalf of its investment series listed on Schedule A hereto (each a “Fund”) desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

Whereas, the Adviser agrees to serve as the investment adviser and business manager for the Fund on the terms and conditions set forth herein.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

1. Appointment

The Trust hereby appoints the Adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series other than the Fund with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Duties

The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities, commodities, and derivatives thereon (hereinafter collectively, “securities”) shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund (and determining how voting and other rights with respect to securities owned by each Fund shall be exercised). The management of the Fund by the Adviser shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and principles for each Fund set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”), and other applicable law, as well as to the factors affecting each Funds’ status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”), and the regulations thereunder and the status of separate accounts supporting variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Fund) and such executive and other personnel as shall be necessary for the operations of each Fund, (ii) be responsible for the financial and accounting records required to be maintained by each Fund (including those maintained by the Trust’s custodian), and (iii) oversee the performance of services provided to each Fund by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

With respect to any Money Market Fund listed on Schedule A of this Agreement, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the “Sub-Advisory Agreements”) with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Fund.

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To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Fund in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Fund shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Fund transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust’s aggregate expenses above the aforementioned expense limitation ratios.

3. Expenses

The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

4. Compensation

As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a single, unified fee, accrued daily and payable monthly on the average daily net assets in each Fund, in accordance with Schedule B hereto; provided that, in the case of each Fund identified in Schedule C hereto that has a wholly owned subsidiary (which subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund), 1) the Funds’ average daily net assets for purposes of the foregoing shall include the average daily net assets of its subsidiary and 2) the fee payable hereunder with respect to that Fund, as calculated pursuant to the foregoing, shall be reduced by the amount of the investment advisory fee paid to the Adviser by its subsidiary under the applicable Investment Advisory Agreement. Accordingly, with respect to each such Fund and its subsidiary, the Adviser shall receive the same aggregate fee under this Agreement and the Investment Advisory Agreement with that subsidiary as if the subsidiary’s assets were directly held by the Fund.

Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5. Purchase and Sale of Securities

The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Fund transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

6. Term of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through September 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

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7. Termination

This Agreement may be terminated at any time as to a Fund, without payment of any penalty, by the Trustees, including a majority of the non-interested Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser with the consent of the Trustees (including a majority of the non-interested Trustees) may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8. Reports

The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Fund are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

9. Records

The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Fund.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Fund shall, at all times, remain the property of the Trust.

10. Liability and Indemnification

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser’s conduct under this Agreement.

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Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

11. Miscellaneous

Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Fund, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Fund to satisfy such claim and shall have no recourse against the assets of any other Fund for such purpose.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of__________ __, 202_ effective __________ __, 202_.

Attest:		JNL Series Trust

By:		By:
	Norma M. Mendez	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

Attest:		Jackson National Asset Management, LLC

By:		By:
	Norma M. Mendez	Name:	Mark D. Nerud
		Title:	President and CEO

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Schedule A

Dated __________ __, 202_

(List of Funds)

Funds
JNL/American Funds® Balanced Fund
JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds® Capital Income Builder Fund
JNL/American Funds® Capital World Bond Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Global Small Capitalization Fund
JNL/American Funds® Growth Fund
JNL/American Funds® Growth-Income Fund
JNL/American Funds® International Fund
JNL/American Funds® New World Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL iShares Tactical Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds® Growth Allocation Fund
JNL/American Funds® Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Advantage International Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/DFA Growth Allocation Fund
JNL/DFA International Core Equity Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund

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Funds
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/DoubleLine® Total Return Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/First State Global Infrastructure Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Fund
JNL/Goldman Sachs 4 Fund
JNL/Goldman Sachs Competitive Advantage Fund
JNL/Goldman Sachs Dividend Income & Growth Fund
JNL/Goldman Sachs International 5 Fund
JNL/Goldman Sachs Intrinsic Value Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Goldman Sachs Total Yield Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Growth & Income Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard International Strategic Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund

D-6

Funds
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Index 5 Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon MSCI World Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental Asia Developed Fund
JNL/RAFI® Fundamental Europe Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WCM Focused International Equity Fund

D-7

Funds
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund

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Schedule B

Dated __________ __, 202_

(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds® Balanced Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/American Funds® Blue Chip Income and Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds® Capital Income Builder Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/American Funds® Capital World Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds® Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Global Small Capitalization Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Growth-Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds® International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .690% .680%
JNL/American Funds® New World Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.950% .900% .890% .880%
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Conservative Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%

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Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .08% .075% .070%
JNL iShares Tactical Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL iShares Tactical Moderate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL iShares Tactical Moderate Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL Moderate Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Multi-Manager Alternative Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.200% 1.100% 1.090% 1.080%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%

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Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds® Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds® Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/AQR Large Cap Defensive Style Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .370% .360% .350%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $300 million $300 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/AQR Managed Futures Strategy Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL/BlackRock Advantage International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .525% .500% .490%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .565% .550% .540%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.100% 1.050% 1.000% 0.990% 0.980%
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%

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Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/DFA Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA International Core Equity Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.450% .440% .430%
JNL/DFA Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA U.S. Core Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .375% .360% .350%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.550% .540% .530%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.600% .575% .520% .510% .500%
JNL/DoubleLine® Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .380% .350% .340% .330%
JNL/First State Global Infrastructure Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.700% .690% .630% .620% .610%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .475% .465% .455%
JNL/Franklin Templeton Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .530% .520% .510%

D-12

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%
JNL/Franklin Templeton International Small Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .700% .690% .680%
JNL/Goldman Sachs 4 Fund	All Assets	0%
JNL/Goldman Sachs Competitive Advantage Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Goldman Sachs Dividend Income & Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Goldman Sachs International 5 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Goldman Sachs Intrinsic Value Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Total Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%

D-13

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .675% .650% .640% .630%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Invesco Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%
JNL/Invesco Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .570% .560% .550%
JNL/Invesco International Growth Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .480% .470% .460%
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .630% .620% .610%
JNL/JPMorgan Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/JPMorgan Growth & Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%

D-14

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%
JNL/Lazard International Strategic Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/Lord Abbett Short Duration Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%
JNL/Mellon Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130% .120%
JNL/Mellon Communication Services Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon DowSM Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%

D-15

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Energy Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/Mellon Financial Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Healthcare Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Index 5 Fund	All assets	0%
JNL/Mellon Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Information Technology Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
JNL/Mellon Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon MSCI KLD 400 Social Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%

D-16

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon MSCI World Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over 5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .090%
JNL S&P 500 Index Fund	$0-$1 billion $1 billion to $3 billion $3 to $5 billion Over $5 billion	0.20% 0.175% 0.165% 0.155%
JNL/Mellon Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%

D-17

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%
JNL/PPM America Small Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%
JNL/RAFI® Fundamental Asia Developed Fund	$0 to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.210% .180% .170% .160%
JNL/RAFI® Fundamental Europe Fund	$0 to 100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.210% .180% .170% .160%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%

D-18

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%
JNL/T. Rowe Price Balanced Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .475% .450% .440% .430%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.575% .550% .530% .520% .510%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion Over $3 billion	.650% .600% .590% .580%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .480% .470% .450% .440%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%
JNL/WCM Focused International Equity Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%

D-19

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/WMC Government Money Market Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/Vanguard Capital Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Global Bond Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .640% .630%
JNL/Vanguard International Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Small Company Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

D-20

Schedule C

Dated __________ __, 202_

(Adviser’s Investment Advisory Agreement(s) with each Fund’s Subsidiary, as applicable)

Fund	Subsidiary *
JNL Multi-Manager Alternative Fund (for the portion of assets managed by Boston Partners Global Investors, Inc.)	JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

___________________________________________

*

The Adviser has entered into an Investment Advisory Agreement with each subsidiary, which is wholly owned by the Fund listed opposite its name, pursuant to which the subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund.

D-21

Appendix D-2: Proposed Investment Advisory Agreement between JNAM and JNLIST

Amended and Restated Investment

Advisory and Management Agreement

This Agreement effective the 31st day of January, 2001, Amended and Restated as of the 1st day of November 2005, further Amended and Restated as of the 28th day of February, 2012, further Amended and Restated as of the 1st day of December, 2012, and further Amended and Restated as of the__ day of __________, 202_, effective as of __________ __, 202_, is between JNL Investors Series Trust, a Massachusetts business trust, (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust is authorized to issue separate Funds, each Fund having its own investment objective or objectives, policies and limitations;

Whereas, the Trust on behalf of its investment Funds listed on Schedule A hereto (“Fund”) desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

Whereas, the Adviser agrees to serve as the investment adviser and business manager for the Funds on the terms and conditions set forth herein.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

1. Appointment

The Trust hereby appoints the Adviser to provide certain investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more Funds other than the Fund with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such Funds shall become a Fund hereunder, and be subject to this Agreement.

2. Duties

The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund (and determining how voting and other rights with respect to securities owned by each Fund shall be exercised). The management of the Funds by the Adviser shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and principles for each Fund set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”) and other applicable law, as well as to the factors affecting the Trust’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations thereunder and the status of the diversification requirements set forth in Section 851 of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Funds) and such executive and other personnel as shall be necessary for the operations of each Fund, (ii) be responsible for the financial and accounting records required to be maintained by each Fund (including those maintained by the Trust’s custodian), and (iii) oversee the performance of services provided to each Fund by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

With respect to the JNL Money Market Fund, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the “Sub-Advisory Agreements”) with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Fund.

D-22

•   To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Fund in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Fund shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Fund transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust’s aggregate expenses above the aforementioned expense limitation ratios.

3. Expenses

The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

4. Compensation

As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Funds, in accordance with Schedule B.

Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5. Purchase and Sale of Securities

The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Fund transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

6. Term of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution. With regard to any Funds added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through September 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

D-23

7. Termination

This Agreement may be terminated at any time as to a Fund, without payment of any penalty, by the Trustees, including a majority of the non-interested Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser with the consent of the Trustees (including a majority of the non-interested Trustees) may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8. Reports

The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Fund are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

9. Records

The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Fund.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Fund shall, at all times, remain the property of the Trust.

10. Liability and Indemnification

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser’s conduct under this Agreement.

Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

D-24

11. Miscellaneous

Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Fund, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Fund to satisfy such claim and shall have no recourse against the assets of any other Fund for such purpose.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of __________ __, 202_, effective __________ __, 202_.

Attest:		JNL Series Trust

By:		By:
	Norma M. Mendez	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

Attest:		Jackson National Asset Management, LLC

By:		By:
	Norma M. Mendez	Name:	Mark D. Nerud
		Title:	President and CEO

D-25

Schedule A

Dated __________ __, 202_

(List of Funds)

Funds	Class(es)
JNL Government Money Market Fund	Institutional Class
JNL Securities Lending Collateral Fund	Institutional Class

D-26

Schedule B

Dated __________ __, 202_

(Compensation)

Funds	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Government Money Market Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.200% 0.180% 0.160% 0.140%
JNL Securities Lending Collateral Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	0.040% 0.035% 0.030%

D-27

Appendix D-3: Proposed Investment Advisory Agreement between JNAM and

Multi-Manager Alternatives Fund (Boston Partners) Ltd.

JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

Amended and Restated Investment Advisory Agreement

This Agreement is effective the __ day of __________, 202_, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., an exempt company organized under the Companies law of the Cayman Islands (the “Company”), and a wholly-owned subsidiary of JNL Multi-Manager Alternative Fund (the “Fund”), a series of the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Company and the Adviser previously entered into an Investment Advisory Agreement effective as of the 13th day of August, 2018;

Whereas, the Adviser is the investment adviser and business manager for the Fund;

Whereas, Boston Partners Global Investors, Inc. (“Sub-Adviser”) is the sub-adviser for the Fund;

Whereas, the Adviser represents that it has entered into an Amended and Restated Investment Advisory and Management Agreement dated as of the __ day of __________, 202_ (“Management Agreement”), with the Trust;

Whereas, the Company is a wholly owned subsidiary of the Fund;

Whereas, the Adviser and Sub-Adviser are contemporaneously entering into an Amended and Restated Sub-Advisory Agreement with respect to sub-advisory services to the Company; and

Whereas, the Company desires to retain the Adviser to perform investment advisory services to the Company.

Now Therefore, in consideration of the mutual covenants contained, the parties hereto agree as follows:

1. Appointment

The Company hereby appoints the Adviser to provide certain investment advisory services to the Company for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Duties

Subject always to the supervision of the Board of Directors of the Company (the “Board”), the Adviser will itself or through a sub-adviser, as the Adviser’s agent, manage the affairs of the Company including, but not limited to, continuously providing the Company with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Company, effecting purchases and sales of securities, commodities, and derivatives thereon (hereinafter collectively, “securities”) on behalf of the Company (and determining how voting and other rights with respect to securities owned by the Company shall be exercised). In the performance of its duties, the Adviser will monitor the Company’s investments, and will comply with the provisions of the Company’s Memorandum of Association and Articles of Association, and all amendments thereto or restatements thereof (such Memorandum and Articles as presently in effect and as they shall from time to time be amended or restated, are herein called the “Memorandum of Association”) and make investment decisions in conformity with the stated investment objectives, policies and restrictions of the Company, which may be amended from time to time. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Company) and such executive and other personnel as shall be necessary for the operations of the Company, (ii) be responsible for the financial and accounting records required to be maintained by the Company (including those maintained by the Trust’s custodian), and (iii) oversee the performance of services provided to the Company by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Adviser also acts as the investment adviser of other investment companies.

The Adviser may delegate certain of its duties under this Agreement with respect to the Company to a sub-adviser or sub-advisers, subject to the approval of the Board, by entering into sub-advisory agreements (the “Sub-Advisory Agreements”) with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements for the Fund without the approval of the Directors of the Company.

D-28

The Adviser further agrees that it:

a)	Will use the same skill and care in providing such services as it uses in providing services to its other client mandates for which it has investment responsibilities;

b)	Act in strict conformity to Cayman Islands law, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Securities Exchange Act of 1934, as amended (the “1934 Act”), and will comply with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Advisers Act, as amended;

c)	Exercise voting rights in respect of Company’s portfolio securities and other investments;

d)	Will report regularly to the Board, and periodically to the Trust's Board of Trustees (the “Board of Trustees”), as reasonably agreed between the Adviser and Board and/or the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of the Board, and/or the Board of Trustees at reasonable times agreed to, including, without limitation, review of the general investment strategies of the Company, the performance of the Company in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Board;

e)	Will prepare and maintain such books and records with respect to the Company’s securities transactions in accordance with applicable law, and will furnish the Board such periodic and special reports as may be reasonably requested;

f)	Will act upon reasonable instructions from Company representatives (except as to the voting of proxies) not inconsistent with the Adviser’s fiduciary duties or the Company’s investment objectives;

g)	Will treat confidentially and as proprietary information of Company all such records and other information relative to the Company maintained by the Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Company, provided, however, that notwithstanding the foregoing, the Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of the Sub-Adviser; and

h)	Will provide investment research and evaluation of the Company’s investments and provide statistical information the Board may reasonably request with regard to existing or potential securities holdings.

3. Custody of Assets

The Adviser shall at no time have the right to physically possess the assets of the Company or have the assets registered in its own name or the name of its nominee, nor shall the Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Company. In accordance with the preceding sentence, the Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Company. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

4. Brokerage

The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Adviser on behalf of the Company. The Adviser will provide copies of brokerage agreements entered into by the Company to the Adviser, if applicable. It is the Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

D-29

Consistent with this policy, the Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities and any research provided by the broker that aids the Adviser’s investment decision-making process; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Subject to such policies and procedures and other written instructions as the Adviser or the Board may adopt, the Adviser shall have discretion to effect investment transactions through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the 1934 Act, and to cause the Company to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Adviser’s overall responsibilities with respect to the Company and other accounts to which the Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act. Allocation of orders placed by the Adviser on behalf of the Company to such broker-dealers shall be in such amounts and proportions as the Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

5. Expenses

The Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. The Company will bear the costs of other expenses to be incurred in its operations, as provided for in the Administration Agreement between Jackson National Asset Management, LLC, as Administrator.

6. Compensation

As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Company will pay to the Adviser a fee, payable monthly, on the Company’s proportionate share (as described below) of the aggregate average daily net assets in the Company and the Fund, in accordance with the following:

Average Daily Net Assets	Advisory Fee
$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.20% 1.10% 1.09% 1.08%

The Company’s “proportionate share” of the monthly fee determined pursuant to the foregoing shall equal a fraction thereof, the numerator of which is the Company’s average daily net assets for the relevant month and the denominator of which is the sum of those average daily net assets plus the average daily net assets of the Fund for the same period.

7. Services to Others

The Adviser has advised the Board that the Adviser now acts, or may in the future act, as an investment adviser or sub-investment adviser to other investment companies or accounts. The Company has no objection to the Adviser acting in such capacities, provided that whenever the Company and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each. The Adviser may group orders for the Company with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. The Adviser cannot assure that such policy will not adversely affect the price paid or received by the Company. The Adviser recognizes, and has advised the Board, that in some cases this procedure may adversely affect the size and the opportunities of the position that the Company may obtain in a particular security. In addition, the Adviser understands, and has advised the Board, that the persons employed by the Adviser to assist in the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Duration and Termination

This Agreement will become effective as to the Company upon execution or, if later, the date that initial capital for the Company is first provided to it, and unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated, this Agreement shall continue in effect through September 30th of each successive year following the initial two year period, provided that such continuation is specifically approved at least annually by the Board. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice by the Adviser with the consent of the Board. This Agreement will immediately terminate in the event of its assignment. Sections 9 and 10 herein shall survive the termination of this Agreement.

D-30

9. Liability and Indemnification

In the absence of willful misfeasance, bad faith, or gross negligence (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the other party), the Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Company shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser’s conduct under this Agreement.

The Adviser and the Company agree to indemnify the other party (and its officers, managing Board members, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the other party) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute disabling conduct on the part of the indemnifying party.

10. Confidential Treatment

It is understood that any information or recommendation supplied by, or produced by, the Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Company. Furthermore, except as required by law, in performance of the Adviser’s services, or as agreed to by the Company, the Adviser will not disclose any list of securities held by the Company.

11. Entire Agreement; Amendment of this Agreement

This Agreement constitutes the entire agreement between the parties with respect to the Company. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. Notice

Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	To Adviser:
Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel

b)	To Company:
JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.
Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attn: Mark D. Nerud

13. Miscellaneous

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

D-31

14. Applicable Law

This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

15. Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

[signatures follow on the next page]

D-32

In Witness Whereof, the Company and the Adviser have caused this Agreement to be executed by their duly authorized officers as of__________ __, 202_ effective __________ __, 202_.

Attest:		JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

By:		By:
	Kristen K. Leeman	Name:	Daniel W. Koors
		Title:	Director and Vice President

Attest:		Jackson National Asset Management, LLC

By:		By:
	Kristen K. Leeman	Name:	Mark D. Nerud
		Title:	President and Chief Executive Officer

D-33

Appendix E: Information Concerning the Sub-Advisers, including Directors and Principal Executive Officers

AQR Capital Management, LLC

AQR Capital Management, LLC (“AQR”) is located at Two Greenwich Plaza, Greenwich, Connecticut 06830 and serves as sub-adviser to the JNL/AQR Large Cap Defensive Style Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, and JNL/AQR Managed Futures Strategy Fund. AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”).  AQR Holdings is also located at Two Greenwich Plaza, Greenwich, Connecticut 06830 which has no activities other than holding the interests of AQR.

Executive/Principal Officers and Directors of AQR located at Two Greenwich Plaza, Greenwich, Connecticut 06830:

Names	Title
Clifford S. Asness	President, Founding & Managing Principal
David G. Kabiller	Founding Principal
John M. Liew	Founding Principal
Bradley D. Asness	Principal & Co-Chief Operating Officer
John B. Howard	Principal, Co-Chief Operating Officer & Chief Financial Officer
H.J. Willcox	Principal, Chief Legal Officer & Global Head of Compliance

BlackRock Investment Management, LLC and BlackRock International Limited

BlackRock Investment Management, LLC ("BIM") is located at 1 University Square Drive, Princeton, New Jersey 08540-6455 serves as the Sub-Adviser to the JNL/BlackRock Advantage International Fund, JNL/BlackRock Global Allocation Fund, and JNL/BlackRock Large Cap Select Growth Fund. BlackRock International Limited ("BIL") is located at 40 Torphichen Street, Edinburgh, United Kingdom EH3 8JB. BIL is the sub-adviser to the JNL/BlackRock Global Natural Resources Fund.

Executive/Principal Officers and Directors of BIM located at 1 University Square Drive, Princeton, New Jersey 08540-6455:

Names	Title
Laurence Fink	Chief Executive Officer
Robert Kapito	President
Christopher J. Meade	General Counsel, Chief Legal Officer & Senior Managing Director
Philippe Matsumoto	Treasurer & Managing Director
Robert Goldstein	Chief Operating Officer & Senior Managing Director
Gary Shedlin	Chief Financial Officer & Senior Managing Director
Charles Park	Chief Compliance Officer
R. Andrew Dickson III	Secretary
Daniel R. Waltcher	Assistant Secretary & Managing Director

The sole member (100%) of BIM is Trident Merger, LLC, which is member-managed by BlackRock, Inc.

Executive/Principal Officers and Directors of BIL located at 40 Torphichen Street, Edinburgh, United Kingdom EH3 8JB.:

Names	Title
James Edward Fishwick	Executive Director
Rachel Lord	Chief Executive Officer
Stacy Mullin Outhwaite	Executive Director
Colin Roy Thomson	Executive Director
Nicholas James Charrington	Non-Executive Director
Christian Clausen	Non-Executive Director
Margaret Anne Young	Non-Executive Director
Eleanor de Freitas	Non-Executive Director

The following person(s) beneficially own 10% or more of the outstanding voting securities of BIL:

BIL is a wholly owned entity of BlackRock Group Ltd., whose ultimate parent company is BlackRock Inc., which is which is located at 55 East 52nd Street, New York, NY 10055.

E-1

Boston Partners Global Investors, Inc.

Boston Partners Global Investors, Inc. (“Boston Partners”), is an SEC-registered Investment Adviser consisting of two investment divisions: Boston Partners and Weiss, Peck & Greer.  Boston Partners is the sub-adviser to the JNL/Boston Partners Global Long Short Equity Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund. Boston Partners maintains offices in Boston (MA), Greenbrae (CA), New York (NY), and Los Angeles (CA).  Each of the divisions that comprise the firm manages investments independently to ensure continuity of investment philosophy, process and investment teams while sharing distribution, marketing, client service, legal and compliance, and back-office support.

Boston Partners is a wholly owned subsidiary of OCE US Holding, Inc., which is a wholly owned subsidiary of OCE US Holding BV. OCE US Holding BV is a wholly owned subsidiary of ORIX Corporation Europe NV, which is a subsidiary owned by ORIX Corporation (Tokyo:8591) (NYSE:IX).

Executive/Principal Officers and Directors of Boston Partners:

Name	Title	Address
Mark E. Donovan	Director	1 Beacon Street, 30th Floor, Boston, MA 02108
Joseph F. Feeney, Jr.	Director	1 Beacon Street, 30th Floor, Boston, MA 02108
David Van Hooser	Director	111 South Wacker Drive, 34th Floor, Chicago, IL 60606
Stan H. Koyanagi	Director & Chairman of the Board	2-4-1 Hamamatsu-Cho, Minato-ku, Tokyo 105-6135 Japan
Paul E. Wilson	Director	1717 Main Street, Suite 1100, Dallas, TX 75201
Joseph F. Feeney, Jr.	Chief Executive Officer	1 Beacon Street, 30th Floor, Boston, MA 02108
Mark S. Kuzminskas	Chief Operating Officer	1 Beacon Street, 30th Floor, Boston, MA 02108
Greg A. Varner	Chief Financial Officer	1 Grand Central Place, 60 East 42nd Street, Suite 1550, New York, NY 10165
William G. Butterly, III	General Counsel, Director of Sustainability & Engagement, & Secretary	1 Beacon Street, 30th Floor, Boston, MA 02108
Kenneth M. Lengieza	Chief Compliance Officer	1 Beacon Street, 30th Floor, Boston, MA 02108

The following person(s) beneficially own 10% or more of the outstanding voting securities of Boston Partners:

OCE US Holding, Inc., which is located at Weena 850, 3014 DA Rotterdam, The Netherlands.

Causeway Capital Management LLC

Causeway is a Delaware limited liability company which is a wholly owned subsidiary of Causeway Capital Holdings LLC, which is also located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025.

Executive/Principal Officers and Member of Causeway located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025:

Names	Title
Sarah Ketterer	Chief Executive Officer & Portfolio Manager
Harry Hartford	President & Portfolio Manager
Gracie Fermelia	Chief Operating Officer
Turner Swan	General Counsel
Kurt Decko	Chief Compliance Officer
Causeway Capital Holdings LLC	Member

Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) located at 180 Battery Street, Burlington, Vermont 05401 serves as co-sub-adviser to the JNL Multi-Manager Mid Cap Fund. Champlain is an independent, employee-owned asset management firm.

Executive/Principal Officers and General Partners of Champlain:

Name	Title	Address
Andrew J. Hanson	Partner & Analyst	180 Battery Street Suite 400, Burlington, VT 05401
Angie M. Holbrook	Partner & Client Service	180 Battery Street Suite 400, Burlington, VT 05401
Corey N. Bronner	Partner & Analyst	180 Battery Street Suite 400, Burlington, VT 05401
Eric P. Ode	Partner & Chief Financial Officer	180 Battery Street Suite 400, Burlington, VT 05401
Finn R. McCoy	Partner & Head Trader	180 Battery Street Suite 400, Burlington, VT 05401

E-2

Name	Title	Address
Jason L. Wyman	Partner & Analyst	180 Battery Street Suite 400, Burlington, VT 05401
Joseph M. Caligiuri	Partner & Analyst	180 Battery Street Suite 400, Burlington, VT 05401
Joseph J. Farley	Partner & Analyst	180 Battery Street Suite 400, Burlington, VT 05401
Judith W. O'Connell	Managing Partner & Chief Executive Officer	180 Battery Street Suite 400, Burlington, VT 05401
Mary E. Michel	Partner & Client Service	180 Battery Street Suite 400, Burlington, VT 05401
Matthew S. Garcia	Partner & Chief Compliance Officer	180 Battery Street Suite 400, Burlington, VT 05401
Mike A. Cervi	Partner & Client Service	180 Battery Street Suite 400, Burlington, VT 05401
Richard W. Hoss	Partner & Analyst	18201 Von Karman Suite 480, Irvine, CA 92612
Robert D. Hallisey	Partner & Analyst	180 Battery Street Suite 400, Burlington, VT 05401
Russell E. Hoss	Partner & Emerging Markets Portfolio Manager	18201 Von Karman Suite 480, Irvine, CA 92612
Scott T. Brayman	Managing Partner & Chief Investment Officer of Small & Mid Cap Strategies	180 Battery Street Suite 400, Burlington, VT 05401
Wendy K. Nunez	Partner & Chief Operating Officer	180 Battery Street Suite 400, Burlington, VT 05401

ClearBridge Investments, LLC

ClearBridge Investments, LLC (“ClearBridge”), a wholly owned indirect subsidiary of Franklin Resources, Inc., located at 620 8th Avenue; New York, NY 10018 serves as sub-adviser to JNL/ClearBridge Large Cap Growth Fund and co-sub-adviser to the JNL Multi-Manager Mid Cap Fund. The principal mailing address of the principal executive officer and each director is 620 Eighth Avenue, New York, New York 10018 or One Franklin Parkway, San Mateo, California 94403.

Executive/Principal Officers and Directors of ClearBridge:

Names	Title
Terrence J. Murphy	President, Chief Executive Officer & Director
Barbara Brooke Manning	Chief Compliance Officer & General Counsel
Harry D. Cohen	Co-Chief Investment Officer
Scott K. Glasser	Co-Chief Investment Officer & Director
Cynthia K. List	Chief Financial Officer & Director
Jennifer M. Johnson	Director
Jed A. Plafker	Director
Gwen L. Shaneyfelt	Director
Matthew Nicholls	Director

Congress Asset Management Company, LLP

Congress Asset Management Company, LLP (“Congress”) serves as co-sub-adviser to the JNL Multi-Manager Small Cap Value Fund.  Congress is located at 2 Seaport Lane, Boston, Massachusetts 02210. Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.

Executive/Principal Officers and General Partners of Congress:

Names	Title
Daniel A. Lagan	Partner, Chief Executive Officer & Chief Investment Officer
Christopher M. Lagan	Partner, Chief Operating Officer & Managing Director

E-3

Names	Title
Matthew T. Lagan	Partner, Vice President & Portfolio Manager
Lagan Holding Company Trust	General Partner
Lagan – Congress, Inc.	General Partner
Fred Wofford	Chief Compliance Officer

Congress is a partnership between Lagan Holding Company Trust (an S Corp) and Lagan-Congress Inc., both of which are located at 2 Seaport Lane, Boston, Massachusetts 02210.

Cooke & Bieler L.P.

Cooke & Bieler L.P. (“C&B”) located at 2001 Market Square, Suite 4000, Philadelphia, Pennsylvania 19103 serves as co-sub-adviser to the JNL Multi-Manager Small Cap Value Fund.

Executive/Principal Officers and Partners of C&B located at 2001 Market Square, Suite 4000, Philadelphia, Pennsylvania 19103:

Names	Title
Thad Fletcher	Partner
John Hamblett	Partner
Frank Kinsella	Partner
Steve Lyons	Partner
Patrick McDonnell	Partner
John Medveckis	Partner
Michael Meyer	Partner
Edward O’Connor	Partner
Jamie O’Neil	Partner
Linda Perna	Partner
John Pickering	Partner
Bruce Smith	Partner
Mehul Trivedi	Partner
William Weber	Partner
C&B Partner, L.P.	Partner

Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“DFA”), 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as sub-adviser to the JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, and JNL/DFA U.S. Small Cap Fund. DFA has been engaged in the business of providing investment management services since May 1981.

Executive/Principal Officers, Directors, and General Partners of DFA:

Names	Title
David G. Booth	Director and Executive Chairman of DFA
David P. Butler	Director and Co-Chief Executive Officer of DFA
Gerard K. O’Reilly	Director, Co-Chief Executive Officer and Chief Investment Officer of DFA
Eugene F. Fama Sr.	Director of DFA
Kenneth R. French	Director of DFA
John A. McQuown	Director of DFA
Catherine L. Newell	Executive Vice President, Secretary and General Counsel of DFA
Lisa M. Dallmer	Executive Vice President and Chief Operating Officer of DFA
Stephen A. Clark	Executive Vice President of DFA
Aaron M. Marcus	Executive Vice President of DFA

E-4

Names	Title
Bernard J. Grzelak	Vice President, Chief Financial Officer and Treasurer of DFA
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer of DFA

DoubleLine Capital LP

DoubleLine Capital LP (“DoubleLine”) located at 505 N. Brand Boulevard, Suite 860, Glendale, California 91203 serves as sub-adviser to the JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and JNL/DoubleLine® Total Return Fund. DoubleLine is also co-sub-adviser to the JNL Multi-Manager Alternative Fund. DoubleLine is an independent, employee-owned money management firm, founded in 2009. DoubleLine provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

Executive/Principal Officers, Directors, and General Partners of DoubleLine located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071:

Names	Title
Jeffrey E. Gundlach	Chief Executive Officer, Chief Investment Officer, Director, Limited Partner & Executive Committee Member
Youse Guia	Chief Compliance Officer & Executive Committee Member
Henry V. Chase	Chief Financial Officer, Limited Partner & Executive Committee Member
Earl A. Lariscy	General Counsel, Limited Partner & Executive Committee Member
Ronald R. Redell	Director - Global Relationship Management, Limited Partner & Executive Committee Member
Cris Santa Ana III	Chief Risk Officer, Limited Partner & Executive Committee Member
Barbara Van Every	Director, Investor Services, Limited Partner & Executive Committee Member
Casey Moore	Chief Technology Officer, Limited Partner & Executive Committee Member
Jeffrey Sherman	Deputy Chief Investment Officer, Limited Partner & Executive Committee Member
Patrick Townzen	Director - Operations, Limited Partner & Executive Committee Member
Joan Elam	Director - Human Resources & Executive Committee Member
DoubleLine Capital GP LLC	General Partner
Oaktree Fund GP II, L.P.	Limited Partner

FIAM LLC

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island 02917, is a sub-adviser to the JNL/Fidelity Institutional Asset Management® Total Bond Fund. FIAM is an indirectly held, wholly owned, subsidiary of FMR LLC (“FMR”).

Executive/Principal Officers and Directors of FIAM located at 900 Salem Street, Smithfield, Rhode Island 02917:

Names	Title
Judy A. Marlinski	Director & President
Matthew DePiero	Director & Chief Financial Officer
Casey M. Condron	Director & Head of FIAM Institutional Sales & Relationship Management
James Carroll	Director
Ian Baker	Senior Vice President
Horace Codjoe	Vice President
J. Clay Luby	Treasurer
Kim E. Daniels	Assistant Treasurer
Jennifer R. Suellentrop	Secretary
John Bertone	Assistant Secretary
Brian C. McLain	Assistant Secretary

E-5

Names	Title
Kevin M. Meagher	Chief Compliance Officer

FIAM is a Fidelity Investments company and is wholly owned by FIAM Holdings LLC, which is located at 900 Salem St, Smithfield, Rhode Island 02917 and is in turn is owned by FMR. FMR is the ultimate parent company of FIAM.

First Pacific Advisors, LP

First Pacific Advisors, LP (“FPA”) is located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 and serves as co-sub-adviser to the JNL Multi-Manager Alternative Fund.  FPA is independent and employee owned.

 Executive/Principal Officers and General Partners of FPA located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025:

Names	Title
Steven Romick	Managing Partner/Portfolio Manager
Brian Selmo	Partner/Portfolio Manager
Mark Landecker	Partner/Portfolio Manager
Thomas H. Atteberry	Partner/Portfolio Manager
J. Richard Atwood	Managing Partner/Chief Financial Officer
J. Mark Hancock	Partner/Director of Business Development
Ryan Leggio	Partner/Head of National Accounts
Nico Mizrahi	Partner/Portfolio Manager
Abhi Patwardhan	Partner/Portfolio Manager

First Sentier Investors (Australia) IM Ltd

First Sentier Investors (Australia) IM Ltd (“FSIAIM”), which is located at Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia, is the sub-adviser to the JNL/First State Global Infrastructure Fund. FSIAIM is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and registered with the SEC. FSIAIM is a member of Mitsubishi UFJ Trust and Banking Corporation (MUTB), located at 7-1, Marunouchi 2-Chrome, Chiyoda-ku, Tokyo, Japan.  MUTB is a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc.

Executive/Principal Officers and Directors of FSIAIM:

Name	Title	Address
Brian John Hollingworth	Director (Chair)	24 Wellman Road, Forestville NSW 2087
Mark Steinberg	Director & Chief Executive Officer	67 Beach Street, Coogee NSW 2034
Harry Patrick Moore	Director & Global Head of Distribution	15 Glenbrook Avenue, Malvern East VIC 3145
David G. Dixon	Chief Investment Officer & Director	Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia
Joe Flex	Chief Compliance Officer	Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia

E-6

Name	Title	Address
Elizabeth A. Hastilow	Chief Legal Officer	Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia
Robert G. Scott	Chief Operating Officer	Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia
Suzanne C. Evans	Chief Financial Officer	Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia

Franklin Advisers, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”) is located at One Franklin Parkway, San Mateo, California 94403, serves as Sub-Adviser to the JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Growth Allocation Fund, and JNL/Franklin Templeton Income Fund. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Franklin Resources, Inc. is also located at One Franklin Parkway, San Mateo, California 94403.

Executive/Principal Officers, Directors, and General Partners of Franklin Advisers located at One Franklin Parkway, San Mateo, California 94403:

Names	Title
Edward D. Perks	Director & President
Lindsey Oshita	Chief Financial Officer
Craig S. Tyle	Chief Legal Officer
Breda M. Beckerle	Chief Compliance Officer
Michael P. McCarthy	Executive Vice President and Chief Investment Officer
Roger A. Bayston	Executive Vice President
Sonal Desai	Director & Executive Vice President
Stephen H. Dover	Director & Executive Vice President
Thomas J. Fisher, Jr.	Executive Vice President
Madison S. Gulley	Executive Vice President
Michael J. Hasenstab	Executive Vice President
Wylie A. Tollette	Executive Vice President
William Y. Yun	Executive Vice President
Reema Agarwal	Senior Vice President
Todd Brighton	Senior Vice President
Brendan Circle	Senior Vice President
James P. Conn, Jr.	Senior Vice President
Calvin Ho	Senior Vice President
Patrick O’Connor	Senior Vice President
John B. Pomeroy	Senior Vice President
Philip Portera	Senior Vice President
Alok Sethi	Senior Vice President
Kent P. Shepherd	Senior Vice President
Serena Perin Vinton	Senior Vice President
Glenn I. Voyles	Senior Vice President
Thomas F. Walsh	Senior Vice President
John W. Wiley	Senior Vice President
Robert C. Yolland	Senior Vice President
John Bonelli	Vice President
Grant B. Bowers	Vice President
Nicholas K. Bucklin	Vice President
Molly Butler	Vice President
Grace Cheng	Vice President
Michael Conn	Vice President
Laura F. Fergerson	Vice President
Robin Fisher	Vice President
Fredrick G. Fromm	Vice President
Carrie A. Higgins	Vice President

E-7

Names	Title
Richard S. Hsu	Vice President
John C. Kohli	Vice President
James Lucas	Vice President
Evan S. McCulloch	Vice President
Matthew J. Moberg	Vice President
Alan E. Muschott	Vice President
Patricia M. O’Connor	Vice President
Scott R. Owens	Vice President
Matthew Quinlan	Vice President
Francisco F. Rivera	Vice President
Thomas Runkel	Vice President
Dylan Sanderson	Vice President
John P. Scandalios	Vice President
Gwen L. Shaneyfelt	Vice President
Michael C. Shepard	Vice President
Lisa Jacobson Shirley	Vice President
Jeffery Richard Snyder	Vice President
Christopher S. Sperry	Vice President
Stella S. Wong	Vice President
Daniel Workman	Vice President
Christine Zhu	Vice President
Mark L. Constant	Treasurer
Virginia E. Rosas	Secretary
Alison E. Baur	Assistant Secretary
Rupert H. Johnson, Jr.	Director

The following person(s) beneficially own 10% or more of the outstanding voting securities of Franklin Advisers:

Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Franklin Templeton Institutional, LLC

Franklin Templeton Institutional, LLC (“Franklin Institutional”) is located at 600 Fifth Avenue, New York, New York 10020 and serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Fund. Franklin Institutional also serves as a sub-sub-adviser to the JNL/Franklin Templeton Growth Allocation Fund. Franklin Institutional is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Franklin Resources, Inc. is located at One Franklin Parkway, San Mateo, California 94403.

Executive/Principal Officers, Directors, and General Partners of Franklin Institutional located at 600 Fifth Avenue, New York, New York 10020:

Names	Title
Thomas J. Fisher, Jr.	President
Craig S. Tyle	Chief Legal Officer
Breda M. Beckerle	Chief Compliance Officer
Sonal Desai	Executive Vice President
Madison S. Gulley	Executive Vice President
Michael P. McCarthy	Executive Vice President
Jed A. Plafker	Executive Vice President
William Y. Yun	Executive Vice President
Tracy A. Harrington	Senior Vice President, Institutional Marketing Support
Suzanne S. Akers	Senior Vice President
Alison J. Baumann	Senior Vice President
Charles Reed Hutchens	Senior Vice President
Raymond J. Jacobs	Senior Vice President
Philip Portera	Senior Vice President
John Remmert	Senior Vice President
Sandra A. Schoren-Testa	Senior Vice President
Alok Sethi	Senior Vice President
Marc Weidner	Senior Vice President

E-8

Names	Title
Laura F. Fergerson	Vice President
Margaret Janese Marshall	Vice President
Blair Schmicker	Vice President
Gwen L. Shaneyfelt	Vice President
Michael Stewart	Vice President
Glenn I. Voyles	Vice President
Sabnam Khan	Assistant Vice President, Institutional Services & Operations
Stephanie Torrey	Compliance Officer
Mark L. Constant	Treasurer
Virginia E. Rosas	Secretary
Alison E. Baur	Assistant Secretary
Dawn Pettersson	Assistant Secretary

The following person(s) beneficially own 10% or more of the outstanding voting securities of Franklin Institutional:

Franklin Institutional is an indirect wholly owned subsidiary of Franklin Resources, Inc. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

GQG Partners LLC

GQG Partners LLC (“GQG”), a Delaware limited liability company founded in 2016, is the sub-adviser to the JNL/GQG Emerging Markets Equity Fund. GQG is an SEC registered investment adviser. GQG’s principal place of business is located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies.

Executive/Principal Officers, Directors, and Members of GQG located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301:

Names	Title
Rajiv Jain	Director, Chairman & Chief Investment Officer
Timothy J. Carver	Director & Chief Executive Officer
Paul Greenwood	Director
Melodie Zakaluk	Chief Operating Officer
Frederick Sherley	General Counsel
Suzanne Chmura	Chief Compliance Officer
GQG Partners LP	Member
GQG Partners Employee Holdings LLC	Member

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM”), which is located at 200 West Street, New York, New York, 10282 serves as Sub-Adviser to the JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund. GSAM is also the co-Sub-Adviser with Mellon for the following Funds: JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co., LLC (“Goldman Sachs”).

Executive/Principal Officers and General Partners of GSAM located at 200 West Street, New York, New York, 10282:

Names	Title
Timothy J. O’Neill	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Eric S. Lane	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Ellen Porges	General Counsel, Investment Management Division (Chief Legal Officer)
Judith L. Shandling	Chief Compliance Officer
Jacqueline Arthur	Chief Operating Officer

E-9

Names	Title
GSAM Holdings LLC	General Partner
GSAM Holdings II LLC	Limited Partner

Granahan Investment Management, Inc.

Granahan Investment Management, Inc. (“GIM”), is an employee-owned firm, located at 404 Wyman St., Suite 460, Waltham Massachusetts 02451 serves as co-sub-adviser to the JNL Multi-Manager Small Cap Growth Fund.

Executive/Principal Officers, Directors, and General Partners of GIM:

Name	Title	Address
Jane M. White	President & Chief Executive Officer, Managing Director	60 Webster Rd, Weston, MA 02453
Gary C. Hatton	Managing Director	38 Irving Street, Boston, MA 02114
Andrew L. Beja	Managing Director	197 8th Street, #407, Charlestown, MA 02129
Brian S. Granahan	Managing Director	95 Shadow Oak Dr, Sudbury, MA 01776
Jennifer M. Pawloski	Managing Director	81 Blossomcrest Rd, Lexington, MA 02421
David M. Rose	Managing Director	12 Livingston Circle, Needham, MA 02026
Jeffery A. Harrison	Managing Director	1 Wilton Road, Newtonville, MA 02460

The following person(s) beneficially own 10% or more of the outstanding voting securities of GIM:

Jane M. White

Gary C. Hatton

Andrew L. Beja

Brian S. Granahan

Harris Associates L.P.

Harris Associates L.P. (“Harris”) located at 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as sub-adviser to the JNL/Harris Oakmark Global Equity Fund.

Executive/Principal Officers, Directors, and General Partners of Harris located at 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606:

Names	Title
Harris Associates, Inc.	General Partner
David Herro	Deputy Chairman, Chief Investment Officer of International Equities & Portfolio Manager and Director of General Partner
Tony Coniaris	Co-Chairman & Portfolio Manager, and Director of General Partner
Kevin Grant	Co-Chairman, Portfolio Manager & U.S. Investment Analyst, and Director of General Partner
Kristi L. Rowsell	President, and Director of General Partner
Zachary D. Weber	Chief Financial Officer
Justin D. Hance	Vice President & Director of International Research
M. Colin Hudson	Vice President, Portfolio Manager & U.S. Investment Analyst
Jason E. Long	Vice President 7 Portfolio Manager
Christopher W. Keller	Chief Operating Officer
Michael L. Manelli	Vice President & Portfolio Manager
Colin P. McFarland	Chief Compliance Officer
Clyde S. McGregor	Vice President & Portfolio Manager
Win Murray	Vice President, Director of U.S. Research & a Portfolio Manager
William C. Nygren	Vice President, the Chief Investment Officer-U.S. Equities, Portfolio Manager & U.S. Investment Analyst

E-10

Names	Title
Rana J. Wright	Vice President, General Counsel & Secretary
David Giunta	Director of General Partner
Beverly Bearden	Director of General Partner
Jean Raby	Director of General Partner

The following person(s) beneficially own 10% or more of the outstanding voting securities of Harris:

Harris Associates L.P. is owned 99.67% by Natixis Investment Managers, LLC, located at 888 Boylston St, Boston, Massachusetts 02199, and 0.33% by its general partner Harris Associates, Inc.

Heitman Real Estate Securities LLC

Heitman Real Estate Securities LLC (“Heitman”) has principal offices at 191 N. Wacker Drive, Suite 2500, Chicago, Illinois 60606 and is sub-adviser to the JNL/Heitman U.S. Focused Real Estate Fund. Heitman has provided investment management services to its clients since 1989 and specializes in publicly traded equity securities of North American companies principally engaged in the real estate industry, including REITS. Heitman was established in 1989 and has been a SEC-registered investment adviser since January 1995. Heitman is wholly owned by Heitman LLC, who is also located at 91 N. Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Executive/Principal Officers, Directors, and General Partners of Heitman located at 191 N. Wacker Drive, Suite 2500, Chicago, Illinois 60606:

Names	Title
Maury Tognarelli	Chief Executive Officer
Jerry Ehlinger	Senior Managing Director
Anthony Stamato	Chief Legal Officer
Shamina Sneed	Chief Compliance Officer & Deputy General Counsel
Lawrence J. Christensen	Chief Financial Officer & Manager

Invesco Advisers, Inc. and Invesco Asset Management Limited

Invesco Advisers, Inc. (“Invesco”) located at 1555 Peachtree, N.E., Atlanta, Georgia 30309, serves as Sub-Adviser to the JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, and JNL/Invesco Small Cap Growth Fund. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

The Sub-Sub-Adviser to the JNL/Invesco Global Real Estate Fund (“Real Estate Fund”) is Invesco Asset Management Limited (“IAML”) with its principal office at Perpetual Park, Perpetual Park Drive, Henley – on – Thames Oxfordshire, RG91HH, United Kingdom. IAML is a wholly owned subsidiary of Invesco UK Limited, also located at Perpetual Park, Perpetual Park Drive, Henley On Thames RG9 1HH.  IAML is an affiliate of Invesco and an indirect, wholly owned subsidiary of Invesco Ltd. IAML is compensated by Invesco at no additional expense to the Trust.

Day-to-day investment management decisions for the Real Estate Fund will be made by the sub-Sub-Adviser. The Sub-Sub-Adviser is responsible for choosing certain types of real estate securities for the Real Estate Fund.

Executive/Principal Officers and Directors of Invesco located at 1555 Peachtree, N.E., Atlanta, Georgia 30309:

Names	Title
Gregory McGreevy	Director, Chairman, President, and Chief Executive Officer
Allison Dukes	Director
Andrew R. Schlossberg	Director & Sr. Vice President
Kevin M. Carome	Director
Todd F. Kuehl	Chief Compliance Officer
Annette Lege	Chief Accounting Officer, CFO, and Treasurer
Mark Gregson	Controller
Jeffery H. Kupor	Senior Vice President and Secretary
Crissie Wisdom	Anti-Money Laundering Compliance Officer

E-11

The following person(s) beneficially own 10% or more of the outstanding voting securities of Invesco:

Invesco Group Services, Inc., located at 1555 Peachtree, N.E., Atlanta, Georgia 30309, is the sole owner of Invesco.

Executive/Principal Officers and Directors of IAML located at Perpetual Park, Perpetual Park Drive, Henley – on – Thames Oxfordshire, RG91HH:

Names	Title
Christopher W. Edge	Chief Compliance Officer
Rupert Rossander	Chief Legal Officer
Alan J. Trotter	Director, Chief Financial Officer
Colin J. Fitzgerald	Director, Chief Executive Officer
Michael S. Holmes	Head of Internal Audit
Stephanie C. Butcher	Chief Investment Officer
Nicholas C. Tolchard	Director
Mattieu E. Grosclaude	Chief Operating Officer
Suzane E. Christensen	Chief Risk Officer

Ivy Investment Management Company

Ivy Investment Management Company (“Ivy”), located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, serves as a co-Sub-Adviser to the JNL/JPMorgan Global Allocation Fund. Ivy is a wholly owned subsidiary of Waddell & Reed Financial, Inc. and is a registered investment adviser. Waddell & Reed Financial, Inc. is also located at 6300 Lamar Ave, Overland Park, Kansas 66202.

Executive/Principal Officers and Directors of Ivy located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217:

Names	Title
Brent K. Bloss	Senior Vice President & Director
Mark P. Buyle	Senior Vice President & General Counsel
Benjamin R. Clouse	Senior Vice President & Director
Daniel P. Hanson	Senior Vice President, Director & Chief Investment Officer
Eric J. Meltzer	Senior Vice President & Chief Technology Officer
Christopher W. Rackers	Senior Vice President & Chief People and Brand Officer
JJ Richie	Vice President & Chief Compliance Officer
Philip J. Sanders	President & Director
Daniel G. Scherman	Senior Vice President & Chief Risk Officer

The following person(s) beneficially own 10% or more of the outstanding voting securities of Ivy:

Waddell & Reed Financial, Inc.

Jackson National Asset Management, LLC

Jackson National Asset Management, LLC (“JNAM”), located at 225 West Wacker Drive, Chicago, Illinois 60606, makes the allocations to JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/Mellon Index 5 Fund, JNL/Goldman Sachs 4 Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund. JNAM is a wholly owned subsidiary of Jackson, which is located at 1 Corporate Way, Lansing, Michigan 48951. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

Executive/Principal Officers and Directors of JNAM:

Names	Principal Address	Title
Lisa Benkowski	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Technology Solutions Integration
Emily Bennett	1 Corporate Way Lansing, Michigan 48951	Associate General Counsel; and Assistant Vice President, Legal
Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Vice President, Operations
Garett J. Childs	1 Corporate Way Lansing, Michigan 48951	Vice President, Finance and Risk and Controller
Michael A. Costello	1 Corporate Way Lansing, Michigan 48951	Managing Board Member
Robert Dombrower	1 Corporate Way Lansing, Michigan 48951	Vice President
Kevin Frank	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Fund Operations and Accounting Policy

E-12

Names	Principal Address	Title
Mark Godfrey	1 Corporate Way Lansing, Michigan 48951	Vice President
Richard Gorman	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Chief Compliance Officer
William Harding	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, Chief Investment Officer
Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Managing Board Member
Kelli Hill	1 Corporate Way Lansing, Michigan 48951	Vice President
Sean Hynes	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Management
Stephanie Kueppers	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Sub-Advisor Oversight
Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Chief Operating Officer
Jim McCartin	1 Corporate Way Lansing, Michigan 48951	Vice President
P. Chad Meyers	1 Corporate Way Lansing, Michigan 48951	Managing Board Member and Chairman
Mia K. Nelson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Tax
Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	Managing Board Member, President and Chief Executive Officer
Joseph B. O’Boyle	1 Corporate Way Lansing, Michigan 48951	Vice President, Compliance
Alison Reed	300 Innovation Drive Franklin, Tennessee 37067	Managing Board Member
Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, General Counsel, and Secretary
Kristan L. Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary
Andrew Tedeschi	1 Corporate Way Lansing, Michigan 48951	Vice President, Financial Reporting
Bryan Yates	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Operations

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JP Morgan”), with principal offices at 383 Madison Avenue, New York, New York 10179, serves as Sub-Adviser to the JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Growth & Income Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund and the JNL/JPMorgan U.S. Government & Quality Bond Fund. JP Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company located at 383 Madison Ave., New York, New York 10017. JP Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Executive/Principal Officers and Directors of JP Morgan:

Name	Title	Address
George Gatch	Director, Chairman & Managing Director	277 Park Avenue, New York, NY 10172
Lawrence Unrein	Director, CIO-Global Head Of Private Equity & Managing Director	277 Park Avenue, New York, NY 10172
Scott Richter	Secretary & Managing Director	1111 Polaris Parkway, Columbus, OH 43240
Paul Quinsee	Director, Global Head Of Equities & Managing Director	277 Park Avenue, New York, NY 10172

E-13

Name	Title	Address
George Gatch	Director, Chairman & Managing Director	277 Park Avenue, New York, NY 10172
Andrew Powell	Director, AM CAO, Head Of Global Client Service, Managing Director & Senior Business Manager	277 Park Avenue, New York, NY 10172
John Donohue	Director, President, CEO, Head Of Global Liquidity & Managing Director	277 Park Avenue, New York, NY 10172
Joy Dowd	Director & Managing Director	575 Washington Blvd, Jersey City, NJ 07310
Robert Michele	Director, CIO and Head Of Global Fixed Income, Currency & Commodities & Managing Director	277 Park Avenue, New York, NY 10172
Michael Camacho	Director, Global Head Of Investment Platform & Managing Director	277 Park Avenue, New York, NY 10172
Anton Pil	Director, Head Of Global Alternatives & Managing Director	277 Park Avenue, New York, NY 10172
Craig Sullivan	Director, Treasurer, CFO & Managing Director	383 Madison Avenue, New York, NY 10179
Jedediah Laskowitz	Head Of Asset Management Solutions & Managing Director	277 Park Avenue, New York, NY 10172
John Oliva	Chief Compliance Officer & Managing Director	277 Park Avenue, New York, NY 10172

The following person(s) beneficially own 10% or more of the outstanding voting securities of JPMorgan:

JPMorgan Chase & Co.

Kayne Anderson Rudnick Investment Management, LLC

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067 and serves as co-sub-adviser to the JNL Multi-Manager Emerging Markets Equity Fund and JNL Multi-Manager Small Cap Growth Fund. KAR acts as sub-adviser to mutual funds and as investment adviser to institutions and individuals. KAR is wholly owned by Virtus Partners, Inc., which is located at 100 Pearl St., 9th Floor, Hartford, Connecticut 06103.

Executive/Principal Officers and Directors of KAR located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067:

Names	Title
Stephen A. Rigali	Executive Managing Director & Management Committee Member
Douglas S. Foreman	Chief Investment Officer & Management Committee Member
Jeannine G. Vanian	Chief Operating Officer & Management Committee Member
Michael R. Shoemaker	Chief Compliance Officer
George R. Aylward	President & Chief Executive Officer, Virtus Investment Partners, Inc. Management Committee Member
Michael A. Angerthal	Executive Vice President & Chief Financial Officer, Virtus Investment Partners, Inc.
Wendy J. Hills	Executive Vice President, General Counsel, & Secretary, Virtus Investment Partners, Inc.

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as Sub-Adviser to the JNL/Lazard International Strategic Equity Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard Frères & Co. is also located at 30 Rockefeller Plaza, New York, New York 10112. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Executive/Principal Officers and Directors of Lazard located at 30 Rockefeller Plaza, New York, New York 10012:

Names	Title
Ashish Bhutani	Director & Chief Executive Officer

E-14

Names	Title
Kenneth M. Jacobs	Director
Alexander F. Stern	Director
Nathan A. Paul	Chief Business Officer
Lazard Freres & Co LLC	Parent
Mark R. Anderson	Chief Compliance Officer & General Counsel
William B. Rosenberg	Global Head of Operations & Co-Head of Finance

Loomis, Sayles & Company, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is located at One Financial Center, Boston, Massachusetts 02111 and serves as co-sub-adviser to the JNL Multi-Manager Alternative Fund and sub-adviser to the JNL/Loomis Sayles Global Growth Fund. Loomis Sayles is a Delaware limited partnership, registered as an investment adviser that provides investment advice to retirement and pension plans, institutional and corporate clients, insurance companies, mutual funds and high net worth individuals. Loomis Sayles is a global asset management firm found in 1926 and is a wholly owned subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2019, Loomis Sayles managed approximately $297.2 billion in domestic and global fixed-income and equity assets.

Executive/Principal Officers, Directors, and General Partners of Looms Sayles located at One Financial Center, Boston, Massachusetts 02111:

Names	Title
Beverly M. Bearden	Director
Kevin P. Charleston	Chairman, Chief Executive Officer, President & Director
Matthew J. Eagan	Executive Vice President & Director
Daniel J. Fuss	Vice Chairman, Executive Vice President & Director
John F. Gallagher, III	Executive Vice President, Director of Institutional Sales & Director
John R Gidman	Executive Vice President, Chief Operating Officer & Director
David L. Giunta	Director
Aziz V. Hamzaogullari	Executive Vice President, Chief Investment Officer of the Growth Equity Strategies & Director
Maurice Leger	Executive Vice President, Director of Global Institutional Sales & Director
Jean S. Loewenberg	Executive Vice President, General Counsel, Secretary & Director
Jaehoon Park	Executive Vice President, Chief Investment Officer & Director
Jean Raby	Director
Richard G. Raczkowski	Executive Vice President & Director
John F. Russell	Executive Vice President & Director
Paul J. Sherba	Executive Vice President, Chief Financial Officer & Director
Elaine M. Stokes	Executive Vice President & Director
David L. Wadman	Executive Vice President, Deputy Chief Investment Officer & Director
Estelle H. Burton	Vice President & Controller
Donald P. Ryan	Vice President, Chief Compliance Officer & Counsel
Gregory B. Woodgate	Vice President & Treasurer

Lord, Abbett, & Co. LLC

Lord, Abbett, & Co. LLC (“Lord Abbett”) is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973 and serves as a sub-adviser to the JNL/Lord Abbett Short Duration Income Fund. Lord Abbett is an employee-owned, Delaware limited liability company.

E-15

Executive/Principal Officers, Directors, and General Partners of Lord Abbett located at 90 Hudson Street, Jersey City, New Jersey 07302-3973:

Names	Title
Douglas B. Sieg	Member & Managing Partner
Robert A. Lee	Member & Chief Investment Officer
Lawrence B. Stoller	Member & General Counsel
Angela L. Fannon	Chief Financial Officer
Robert S. Dow	Non-Executive Member
Daria L. Foster	Non-Executive Member
Susan E. Lynch	Non-Executive Member
Joseph M. McGill	Member & Chief Compliance Officer

Massachusetts Financial Services Company (dba MFS Investment Management)

Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199 is the Sub-Adviser to the JNL/MFS Mid Cap Value Fund. MFS and its predecessor organizations have a history of money management dating from 1924.

Executive/Principal Officers, Directors, and General Partners of MFS located at 111 Huntington Avenue, Boston, Massachusetts 02199:

Names	Title
Carol W. Geremia	Director, President & Head of Global Distribution
Robert J. Manning	Director, Executive Chairman & Chairman of the Board of Directors
Michael W. Roberge	Director & Chief Executive Officer
Jacques Goulet	Director
Melissa J. Kennedy	Director
Kevin D. Strain	Director
Edward M. Maloney	Executive Vice President & Chief Investment Officer
David A. Antonelli	Vice Chairman
Robin A. Stelmach	Vice Chairman
Jonathan N. Aliber	Executive Vice President & Chief Technology Officer
Heidi W. Hardin	Executive Vice President, General Counsel & Secretary
Amrit Kanwal	Executive Vice President & Chief Financial Officer
Mark A. Leary	Executive Vice President & Chief Human Resources Officer
Martin J. Wolin	Chief Compliance Officer
Scott Chin	Treasurer

The following person(s) beneficially own 10% or more of the outstanding voting securities of MFS:

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company), located at 1 York Street Toronto, Ontario M5J 0B6 Canada.

Mellon Investments Corporation

Mellon Investments Corporation (“Mellon”) is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp.”).  Mellon and BNY Mellon Corp. are headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

Mellon serves as Sub-Adviser to the JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/Mellon Equity Income Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL/Mellon International Index Fund, JNL/Mellon Bond Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental Europe Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. Mellon also serves as co-Sub-Adviser to the JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund.

E-16

Executive/Principal Officers and Directors of Mellon located at One Boston Place, Boston, Massachusetts 02108:

Names	Title
James D. Mac Intyre	Chairman, President & Chief Executive Officer, Director
Renee LaRoche-Morris	Director
Michael Germano	Chief Operating Officer and Director
Tina King	Director
Hanneke Smits	Director
Gregory A. Brisk	Director
David A. Daglio	Director
Edward H. Ladd	Director
Jennifer Cassidy	Chief Compliance Officer
Parker W. Wertz	Chief Financial Officer

The following person(s) beneficially own 10% or more of the outstanding voting securities of Mellon:

MBC Investments Corporation owns between 80% and 100% of Mellon Investments Corporation (Mellon), with up to 20% owned by certain Mellon employees through authorized employee class restricted shares. MBC Investments Corporation is 100% owned by BNY Mellon IHC, LLC, which is 100% owned by The Bank of New York Mellon Corporation.

Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, serves as Sub-Adviser to the JNL/Neuberger Berman Commodity Strategy Fund and JNL/Neuberger Berman Strategic Income Fund. NBIA is responsible for choosing the Fund’s investments and handling its day-to-day business. NBIA is an independent, employee-owned firm.

Executive/Principal Officers and Directors of NBIA:

Name	Title	Address
Joseph Amato	President & Chief Investment Officer – Equities	1290 Avenue of the Americas, New York, NY 10104
Bradley Tank	President & Chief Investment Officer – Fixed Income	190 South LaSalle Street, Suite 2400, Chicago, IL 60603
Lawrence Kohn	Chief Operating Officer – Equities & Managing Director	1290 Avenue of the Americas, New York, NY 10104
Kenneth deRegt	Chief Operating Officer – Fixed Income & Managing Director	1290 Avenue of the Americas, New York, NY 10104
Patrick Deaton	Chief Operating Officer – NBAIM & Managing Director	1290 Avenue of the Americas, New York, NY 10104
Vanessa Rosenthal	Chief Operating Officer – Quantitative & Multi-Asset Class (QMAC) Group & Managing Director	1290 Avenue of the Americas, New York, NY 10104
Leo Anthony Viola	Treasurer & Senior Vice President	1290 Avenue of the Americas, New York, NY 10104
Brad Cetron	Chief Compliance Officer, Head of Compliance & Managing Director	1290 Avenue of the Americas, New York, NY 10104

E-17

Nuance Investments, LLC

Nuance Investments, LLC (“Nuance”) is located at 4900 Main Street, Suite 220, Kansas City, Missouri 64112 and serves as a co-sub-adviser to the JNL Multi-Manager Mid Cap Fund. Nuance is an employee-owned firm and SEC-registered investment adviser that provides investment advisory services to private clients and institutions.

Executive/Principal Officers, Directors, and Members of Nuance located at 4900 Main Street, Suite 220, Kansas City, Missouri 64112:

Names	Title
Scott Anthony Moore	President & Co-Chief Investment Officer
Rositsa Angelova Esenberg	Chief Compliance Officer
Chad Michael Baumler	Vice President & Co-Chief Investment Officer
Paul Trowbridge Gillespie	Vice President & Senior Client Portfolio Manager
Geoff Clayton Greene	Director of Trading & Analytics
Baumler Family C Corporation	Member
Moore Family C Corporation	Member

PPM America, Inc.

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as Sub-Adviser to the JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Small Cap Value Fund, and JNL/PPM America Total Return Fund. PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Jackson Financial Inc., which is located at 1 Corporate Way, Laning Michigan 48951 and is a subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

Executive/Principal Officers and Directors of PPM:

Names	Title	Address
Chad Myers	Director	1 Corporate Way Lansing, Michigan 48951
Brad Harris	Director	1 Corporate Way Lansing, Michigan 48951
Mark Mandich	Director, President, & Chief Executive Officer	225 West Wacker Drive Chicago, Illinois 60606
Craig Smith	Director, Executive Vice President, & Chief Investment Officer	225 West Wacker Drive Chicago, Illinois 60606
Alison Reed	Director	300 Innovation Drive Franklin, Tennessee 37067
Tom Barrus	Executive Vice President & Chief Compliance Officer	225 West Wacker Drive Chicago, Illinois 60606
Thomas Barnicle	Executive Vice President & Chief Administration Officer	225 West Wacker Drive Chicago, Illinois 60606
Mary Capasso	Senior Vice President & General Counsel	225 West Wacker Drive Chicago, Illinois 60606
Robert Boles	Senior Vice President Human Resources	225 West Wacker Drive Chicago, Illinois 60606
Grant Davidson	Executive Vice President & Chief Financial Officer	225 West Wacker Drive Chicago, Illinois 60606
Matt Elsener	Senior Vice President & Deputy Chief Risk Officer	225 West Wacker Drive Chicago, Illinois 60606
Bruce Gorchow	Executive Vice President – Private Equity	225 West Wacker Drive Chicago, Illinois 60606

E-18

Names	Title	Address
Michael Markowitz	Executive Vice President & Head of Business Development	225 West Wacker Drive Chicago, Illinois 60606
Eric Maskalunas	Executive Vice President & Head of Distribution	225 West Wacker Drive Chicago, Illinois 60606

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO”, located at 650 Newport Center Drive, Newport Beach, California 92660 serves as Sub-Adviser to the JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/PIMCO Real Return Fund. PIMCO is an investment management firm founded in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P., which is located 650 Newport Center Dr., Newport Beach, California 92660, with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain and former officers of PIMCO. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.

Executive/Principal Officers, Directors, and General Partners of PIMCO:

Name	Title	Address
Mangala Ananthanarayanan	Managing Director	London
Josh Anderson	Managing Director	Newport Beach
Andrew Balls	Managing Director	London
Jamil Baz	Managing Director	Newport Beach
Ryan Blute	Managing Director	London
Philippe Bodereau	Managing Director	London
Andrew Bosomworth	Managing Director	Munich
David Braun	Managing Director	New York
Erin Browne	Managing Director	Newport Beach
Libby Cantrill	Managing Director	New York
Rick Chan	Managing Director	Newport Beach
Mike Cudzil	Managing Director	Newport Beach
Josh Davis	Managing Director	Newport Beach
Craig Dawson	Managing Director	London
Ed Devlin	Managing Director	Toronto
Pramol Dhawan	Managing Director	Newport Beach
Chris Dialynas	Managing Director	Newport Beach
Jennifer Durham	Managing Director	Newport Beach
Mohsen Fahmi	Managing Director	Newport Beach
Joachim Fels	Managing Director	Newport Beach
David Fisher	Managing Director	Newport Beach
David Flattum	Managing Director	Newport Beach
Alessandro Gandolfi	Managing Director	Milan
Russell Gannaway	Managing Director	Newport Beach
Michael Gomez	Managing Director	Newport Beach
Stuart Graham	Managing Director	Toronto
Sachin Gupta	Managing Director	Newport Beach
Gregory Hall	Managing Director	New York
Brent Harris	Managing Director	Newport Beach
Jon Home	Managing Director	Newport Beach
Daniel Hyman	Managing Director	Newport Beach
Dan Ivascyn	Managing Director	Newport Beach
Andrew Jessop	Managing Director	Newport Beach
Nic Johnson	Managing Director	Newport Beach

E-19

Name	Title	Address
Alec Kersman	Managing Director	New York
Mark Kiesel	Managing Director	Newport Beach
John Kirkowski	Managing Director	Newport Beach
Ryan Korinke	Managing Director	Hong Kong
Rick LeBrun	Managing Director	Newport Beach
Matthieu Louanges	Managing Director	Munich
Laurent Luccioni	Managing Director	London
Dirk Manelski	Managing Director	New York
Sudi Mariappa	Managing Director	Newport Beach
Rene Martel	Managing Director	Newport Beach
Tomoya Masanao	Managing Director	Tokyo
Scott Mather	Managing Director	Newport Beach
Akinori Matsui	Managing Director	Tokyo
Ravi Mattu	Managing Director	Newport Beach
Robert Mead	Managing Director	Sydney
Julie Meggers	Managing Director	Newport Beach
Mohit Mittal	Managing Director	Newport Beach
Eric Mogelof	Managing Director	New York
Alfred Murata	Managing Director	Newport Beach
John Murray	Managing Director	Newport Beach
Roger Nieves	Managing Director	Newport Beach
Tom Otterbein	Managing Director	Newport Beach
Lorenzo Pagani	Managing Director	London
Steve Rodosky	Managing Director	Newport Beach
Emmanuel Roman	Managing Director	Newport Beach
Jerome Schneider	Managing Director	Newport Beach
Marc Seidner	Managing Director	New York
Robin Shanahan	Managing Director	Newport Beach
Greg Sharenow	Managing Director	Newport Beach
Adam Shukovsky	Managing Director	Newport Beach
Candice Stack	Managing Director	Newport Beach
Kimberley Stafford	Managing Director	Hong Kong
Cathleen Stahl	Managing Director	Newport Beach
Jason Steiner	Managing Director	Newport Beach
Christian Stracke	Managing Director	Newport Beach
Peter Strelow	Managing Director	Newport Beach
John Studzinkski	Managing Director	New York
Sung-Hee Suh	Managing Director	Newport Beach
Geraldine Sundstrom	Managing Director	London
Eric Sutherland	Managing Director	New York
Ichiro Takeuchi	Managing Director	Tokyo
Eve Tournier	Managing Director	London
Qi Wang	Managing Director	Newport Beach
Jamie Weinstein	Managing Director	Newport Beach
Frank Witt	Managing Director	Munich
Mihir Worah	Managing Director	Newport Beach
Robert O. Young	Managing Director	Newport Beach

E-20

Reinhart Partners, Inc.

Reinhart Partners, Inc. (“Reinhart”), located at 1500 West Market Street, Suite 100, Mequon, Wisconsin 53092, serves as a co-sub-adviser to the JNL Multi-Manager Small Cap Value Fund. Established in 1991, Reinhart is an employee-owned firm and SEC-registered investment adviser that provides investment advisory services to private clients and institutions.

Executive/Principal Officers, Principals, and General Partners of Reinhart:

Name	Title	Address
James Reinhart	President, CEO & Founder	210 11th Ave. South, Naples, FL 34102
Douglas J. Fry	Principal & Senior Portfolio Manager	1500 West Market Street, Suite 100 Mequon, Wisconsin 53092
Brent C. Jesko	Principal & Senior Portfolio Manager	1500 West Market Street, Suite 100 Mequon, Wisconsin 53092
Michael J. Walker	Principal & Senior Portfolio Manager	1500 West Market Street, Suite 100 Mequon, Wisconsin 53092
Richard J. Plawecki	Principal & Senior Account Manager	1500 West Market Street, Suite 100 Mequon, Wisconsin 53092
Sandra A. King	Chief Compliance Officer	1500 West Market Street, Suite 100 Mequon, Wisconsin 53092

The following person(s) beneficially own 10% or more of the outstanding voting securities of Reinhart:

James Reinhart

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-Adviser to the JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund. T. Rowe is also co-sub-adviser to JNL Multi-Manager Emerging Markets Equity Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services. T. Rowe Price Group, Inc. is also located at 100 East Pratt St., P.O. Box 89000, Baltimore, Maryland 21289. As of December 31, 2019, T. Rowe Price had approximately $1.21 trillion in assets under management.

T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), located at 6/F Charter House 8 Connaught Place, Central Hong Kong, serves as a sub-sub-adviser to the T. Rowe Price Emerging Markets Discovery Stock Strategy sleeve of the JNL Multi-Manager Emerging Markets Equity Fund. T. Rowe Price Hong Kong is a wholly owned subsidiary of T. Rowe Price Group, Inc., located at 100 East Pratt St., P.O. Box 89000, Baltimore, Maryland 21289. T. Rowe Price Hong Kong serves as a sub-sub-adviser to registered investment companies and other commingled products for which T. Rowe serves as sub-adviser and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia).

Executive/Principal Officers and Directors of T. Rowe Price Associates, Inc.:

Names	Title
John Raymond Gilner	Chief Compliance Officer and Vice President
David Oestreicher	Director, Chief Legal Officer, Secretary, and Vice President
William Joseph Stromberg	Director, Chairman of the Board, and President
Robert W. Sharps	Director and Vice President

Executive/Principal Officers, Directors, and General Partners of T. Rowe Price Hong Kong Limited:

Names	Title
Jeremy M. Fisher	Chief Compliance Officer and Vice President
Ernest C. Yeung	Responsible Officer and Vice President
Christine Po Kwan To	Responsible Officer and Vice President

E-21

Names	Title
Nicholas S. Trueman	Director and Vice President

The following person(s) beneficially own 10% or more of the outstanding voting securities of T. Rowe:

T. Rowe Price Group, Inc.

Templeton Global Advisors Limited

Templeton Global Advisors Limited (“Global Advisors”), located at Lyford Cay, Nassau, Bahamas, serves as sub-sub-adviser to the JNL/Franklin Templeton Growth Allocation Fund. Global Advisors is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Franklin Resources, Inc. is located at One Franklin Parkway, San Mateo, California 94403.

Executive/Principal Officers and Directors of Global Advisors located at Lyford Cay, Nassau, Bahamas:

Names	Title
Alan Bartlett	Director & President
Craig S. Tyle	Chief Legal Officer
Michael D’Agrosa	Chief Compliance Officer
Peter Moeschter	Director, Executive Vice President & Portfolio Manager
Madison S. Gulley	Executive Vice President
Herbert Arnett Jr.	Vice President, Portfolio Manager & Research Analyst
Christopher Peel	Vice President, Portfolio Manager & Research Analyst
Warren Pustam	Vice President & Portfolio Manager
Patricia A. Albury	Vice President & Assistant Secretary
Philip Portera	Vice President
Juan Miguel (Michel) Tulle	Vice President
Peter A. Palleija	Compliance Officer
Mark L. Constant	Treasurer
Michelle B. Davila	Secretary
Lex Ltd.,	Assistant Secretary
Alok Sethi	Director

Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (“Templeton Investment”) which is located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Fund. Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Franklin Resources, Inc. is located at One Franklin Parkway, San Mateo, California 94403.

Executive/Principal Officers and Directors of Templeton Investment located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301:

Names	Title
Antonio Docal	President
Thomas J. Fisher, Jr.	Executive Vice President
Madison S. Gulley	Executive Vice President
Jed A. Plafker	Executive Vice President
Harlan B. Hodes	Executive Vice President, Portfolio Manager & Research Analyst
Peter A. Nori	Executive Vice President, Portfolio Manager & Research Analyst
Tracy A. Harrington	Senior Vice President – Institutional Marketing Support
Heather Waddell	Senior Vice President, Portfolio Manager & Research Analyst
Charles Reed Hutchens	Senior Vice President
Philip Portera	Senior Vice President
Alok Sethi	Senior Vice President
Lori A. Weber	Vice President & Secretary
Kimberly H. Novotny	Vice President & Assistant Secretary

E-22

Names	Title
Sandra A. Schoren-Testa	Vice President & Institutional Relationship Manager
Gwen L. Shaneyfelt	Vice President
Lindsey Oshita	Controller
Mark L. Constant	Treasurer
Craig S. Tyle	Chief Legal Officer
Michael D’Agrosa	Chief Compliance Officer

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory Capital”), located at 15935 La Cantera Parkway, San Antonio, Texas 78256, serves as a co-sub-adviser to the JNL Multi-Manager Mid Cap Fund and a co-sub-adviser to the JNL Multi-Manager Small Cap Growth Fund. The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers responsible for the day to day management of Victory Capital’s portion of the JNL Multi-Manager Small Cap Growth Fund are members of Victory Capital’s investment franchise, RS Investments. The portfolio managers responsible for the day to day management of Victory Capital’s portion of the JNL Multi-Manager Mid Cap Fund are members of Victory Capital’s investment franchise, Sycamore Capital. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation located at 4900 Tiedman Rd., 4th Floor, Brooklyn, Ohio 44144.

Executive/Principal Officers and Directors of Victory Capital located at 4900 Tiedeman Road, Brooklyn, Ohio 44144:

Names	Title
David C. Brown	Chairman, Director & Chief Executive Officer
Kelly S. Cliff	Director & President – Investment Franchises
Michael D. Policarpo	Director, President, Chief Financial Officer & Chief Administrative Officer
Nina Gupta	Director, Chief Legal Officer & Secretary
Colin Kinney	Chief Compliance Officer

The following person(s) beneficially own 10% or more of the outstanding voting securities of Victory Capital:

VCH

WCM Investment Management, LLC

WCM Investment Management, LLC ("WCM") is located at 281 Brooks Street, Laguna Beach, California 92651 and serves as co-sub-adviser to the JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, and sub-adviser to JNL/WCM Focused International Equity Fund. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

Executive/Principal Officers and Directors of WCM located at 281 Brooks Street, Laguna Beach, California 92651:

Names	Title
Paul Black	Co-Chief Executive Officer
Kurt Winrich	Co-Chief Executive Officer & Chief Financial Officer
Sloane Payne	Chief Operating Officer
David Brewer	Chief Compliance Officer
Michael Trigg	Senior Vice President

The following person(s) beneficially own 10% or more of the outstanding voting securities of WCM:

Paul Black

Kurt Winrich

E-23

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”) serves as Sub-Adviser to the JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund, JNL/WMC Value Fund, and as co-sub-adviser to the JNL Multi-Manager Emerging Markets Equity Fund of JNL Series Trust, and Sub-Adviser to JNL Government Money Market Fund and JNL Securities Lending Collateral Fund of JNL Investors Series Trust. Wellington Management is a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership located at 280 Congress Street, Boston, Massachusetts 02210.

Executive/Principal Officers and Directors of Wellington Management located at 280 Congress Street, Boston, Massachusetts 02210:

Names	Title
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas
John D. Norberg	Senior Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer
Brendan J. Swords	Chief Executive Officer

Westchester Capital Management, LLC

Westchester Capital Management, LLC (“Westchester”) is an employee-owned firm located at 100 Summit Lake Drive, Valhalla, New York 10595, serves as sub-advisor to the JNL/Westchester Capital Event Driven Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund.

Executive/Principal Officers and Managers of Westchester located at 100 Summit Lake Drive, Valhalla, New York 10595:

Names	Title
Roy D. Behren	Co-Manager & Co-President
Michael T. Shannon	Co-Manager & Co-President
Bruce J. Rubin	Chief Operating Officer & Chief Compliance Officer

The following person(s) beneficially own 10% or more of the outstanding voting securities of Westchester:

Roy D. Behren

Michael T. Shannon

Western Asset Management Company, LLC

Western Asset Management Company, LLC (“Western Asset”) located at 385 E. Colorado Blvd, Pasadena, California 91101 serves as co-sub-advisor to the JNL Multi-Manager Alternative Fund. Western Asset is an indirect wholly owned subsidiary of Franklin Resources, Inc., which is located at One Franklin Parkway, San Mateo, California 94403.

Executive/Principal Officers, Directors, and General Partners of Western Asset located at located at 385 E. Colorado Blvd, Pasadena, California 91101:

Names	Title
James William Hirschmann	President and Chief Executive Officer, Director
Jennifer Williams Murphy	Chief Operating Officer, Director
Charles Antony Ruys de Perez	General Counsel and Secretary
Daniel Giddings	Assistant Secretary
Dennis McNamara	Director of Portfolio Operations
Marzo Bernardi	Director of Client Service and Marketing
Jane Trust	Non-Employee Director
Peter Hamilton Nachtwey	Non-Employee Director
Thomas Clifton Merchant	Non-Employee Director

E-24

Appendix F-1: Proposed Form of Investment Sub-Advisory Agreement between JNAM and each Sub-Adviser

Form of

Sub-Advisory Agreement

This Sub-Advisory Agreement (the “Agreement”) is by and between Jackson National Asset Management, LLC (the “Adviser”) and [Insert Name of Sub-Adviser] (the “Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement (the “Advisory Agreement”) effective as of [______], 2021 with JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended, consisting of multiple series (each, a “Fund”);

Whereas, the Board of Trustees of the Trust and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms set forth in the [Amended and Restated] Sub-Advisory Agreement between the parties dated [__________] as amended through the date hereof, if applicable (the “Existing Agreement”);

Whereas, the Adviser has the authority under the Advisory Agreement to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund identified in the Existing Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

The Adviser and the Sub-Adviser hereby enter into this Agreement on terms identical to those of the Existing Agreement, which are incorporated herein by reference. Capitalized terms used herein without definition have the meanings given to them in the Existing Agreement.

This Agreement shall become effective as of the effective date of the Advisory Agreement and, unless sooner terminated as provided in the Existing Agreement, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year as described in the Existing Agreement.

This Agreement may be executed in counterparts, including via facsimile or other electronic means as agreed by the parties hereto, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers, effective [Date].

Jackson National Asset Management, LLC	[Sub-Adviser]

By:	By:
Name:	Name:
Title:	Title:

F-1

Appendix F-2: JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. Sub-Advisory Agreement between JNAM and Boston Partners Global Investors, Inc. (Cayman Islands subsidiary)

JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

Sub-Advisory Agreement

This Sub-Advisory Agreement (the “Agreement”) is by and between Jackson National Asset Management, LLC (the “Adviser”) and Boston Partners Global Investors, Inc. (the “Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, Adviser is the investment manager for the JNL Multi-Manager Alternative Fund (the “Fund”), a series of the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, Boston Partners Global Investors, Inc. is the sub-adviser for the Fund;

Whereas, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. (the “Company”) is a wholly owned subsidiary of the Fund, organized as a company exempt from tax, under the laws of the Cayman Islands;

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement (the “Advisory Agreement”) effective as of [______], 2021 with the Trust, consisting of multiple series (each, a “fund”), including the Fund;

Whereas, the Adviser represents that it has entered into an Amended and Restated Investment Advisory Agreement dated as of [______], 2021, as amended (the “Management Agreement”), with the Company;

Whereas, the Adviser and Sub-Adviser have previously entered into an Investment Sub-Advisory Agreement with respect to sub-advisory services to the Fund, dated September 15, 2014, as amended (the “Fund Sub-Advisory Agreement”);

Whereas, the Board of Trustees of the Trust, the Board of Directors of the Company, and the Adviser each desire that the Sub-Adviser, as the Adviser’s agent, furnish investment advisory services to the Company, in the manner and on the terms set forth in the Sub-Advisory Agreement between the parties dated August 13, 2018, as amended, through the date hereof, if applicable (the “Existing Company Agreement”);

Whereas, the Adviser has the authority under the Advisory Agreement to select sub-advisers for each fund, including the Fund;

Whereas, the Adviser has the authority under the Management Agreement to select a sub-adviser for the Company; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and the Company of the Fund identified in the Existing Company Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

The Adviser and the Sub-Adviser hereby enter into this Agreement on terms identical to those of the Existing Company Agreement, which are incorporated herein by reference. Capitalized terms used herein without definition have the meanings given to them in the Existing Company Agreement.

This Agreement shall become effective as of the effective date of the Management Agreement and, unless sooner terminated as provided in the Existing Company Agreement, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to the Company, this Agreement will continue from year to year, as described in the Existing Company Agreement.

This Agreement may be executed in counterparts, including via facsimile or other electronic means as agreed by the parties hereto, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

F-2

       In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers, effective [Date].

Jackson National Asset Management, LLC		Boston Partners Global Investors, Inc.

By:		By:
Name:	Mark D. Nerud	Name:	William G. Butterly, III
Title:	President and CEO	Title:	General Counsel

By:
		Name:	Greg A. Varner
		Title:	Chief Financial Officer

F-3

Appendix F-3: Proposed Sub-Sub-Advisory Agreement between Franklin Advisers and Franklin Templeton Institutional, LLC

Sub Sub-Advisory Agreement

JNL Series Trust

Franklin Advisers, Inc.

Franklin Templeton Institutional, LLC

This Sub Sub-Advisory Agreement (the “Agreement”), is made as of [date], 2021, by and between Franklin Advisers, Inc. (“Franklin”), a Delaware limited liability company, and Franklin Templeton Institutional, LLC (“FTI”) a Delaware limited liability company.

W I T N E S S E T H

WHEREAS, Franklin and FTI are under the common control of Franklin Resources, Inc.;

WHEREAS, Franklin and FTI are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, Franklin, pursuant to an Amended and Restated Investment Sub-Advisory Agreement with Jackson National Asset Management, LLC (“Jackson National”) dated [date], 2021, as amended (the “Investment Management Agreement”), has been retained to render investment sub-advisory services to one or more series of JNL Series Trust (the “Trust”) specified on Schedule A to the Investment Management Agreement, which appendix currently specifies the JNL Franklin Templeton Growth Allocation Fund (the “Account”); and

WHEREAS, Franklin wishes to engage the portfolio management services of FTI to assist in the management of the Account, as Franklin determines appropriate from time to time, in its sole discretion.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.

Franklin hereby retains Franklin and FTI hereby accepts such engagement, to furnish certain investment advisory services with respect to the investment portfolio of the Account, as more fully set forth herein.

(a)

Subject to the instructions and supervision of Franklin, FTI agrees to provide certain investment advisory services with respect to the securities, investments and cash equivalents in the Account. Franklin will have full responsibility for all investment sub-advisory services provided to the Account under the Investment Management Agreement.

(b)

Both Franklin and FTI may place all purchase and sale orders on behalf of the Account. The placement of these orders will take place in New York, New York or San Mateo, California.

(c)

Unless otherwise instructed by Franklin or Jackson National, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by Franklin or Jackson National, FTI shall report daily all transactions effected by FTI on behalf of the Account to Franklin and to other entities as reasonably directed by Franklin or Jackson National.

(d)

In performing its services under this Agreement, FTI shall adhere to the Account’s investment objectives, policies and restrictions as provided in the Investment Management Agreement between Franklin and Jackson National and shall comply with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) thereunder in all material respects.

(e)

In carrying out its duties hereunder, FTI shall comply with all reasonable instructions of Jackson National or Franklin in connection therewith. Such instructions may be given by letter, e-mail, telex, telefax or telephone confirmed by telex, provided a certified copy of such instructions has been supplied to FTI.

(f)

Franklin shall be responsible for the distribution to Jackson National of a copy of Part II of FTI’s Form ADV, as may be required under U.S. federal securities laws.

(g)

Decisions on proxy voting will be made by FTI unless such decisions are expressly reserved by either Franklin, a named fiduciary of the Account or Jackson National. FTI may in its discretion exercise any and all voting rights with respect to the securities, but it shall not be required to take any action or render any advice with respect to the exercise of such rights, whether by voting proxies solicited or with respect to the issuer of such securities.

F-4

2.

In performing the services described above, FTI shall use its best efforts to obtain for the Account the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by Jackson National, FTI may, to the extent authorized by law and in accordance with the terms of the Account’s Investment Management Agreement, cause the Account to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, FTI shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.

(a)

Franklin shall pay to FTI a reasonable fee calculated as described in Schedule 1, which fee shall be payable in U.S. dollars on the first business day of each month as compensation for the services to be rendered and obligations assumed by FTI during the preceding month. The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by Franklin relating to the previous month.

(b)

Franklin and FTI shall share pro rata in any voluntary reduction or waiver by Franklin of the advisory fee due under the Investment Management Agreement between Franklin and Jackson National.

(c)

If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.

It is understood that the services provided by FTI are not to be deemed exclusive. Franklin acknowledges that FTI may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Account (collectively, “Clients”). Franklin agrees that FTI may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Account. In providing services, FTI may use information furnished by others to FTI and Franklin in providing services to other such Clients.

5.

FTI agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.

During the term of this Agreement, FTI will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Account. FTI will be responsible for all of its expenses and liabilities.

7.

FTI shall, unless otherwise expressly provided and authorized, have no authority to act for or represent Franklin, Jackson National or the Account in any way, or in any way be deemed an agent for Franklin, Jackson National or the Account.

8.

FTI will treat confidentially and as proprietary information of the Account all records and other information relative to the Account and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Franklin, which approval shall not be unreasonably withheld and may not be withheld where FTI may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Account.

9.

This Agreement shall become effective on the later of: (i) its execution; and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either: (a) by the Trustees of the Trust; or (b) a vote of a majority of the outstanding voting securities of the Account, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act of 1940) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the Account if a majority of the outstanding voting securities of the Account (as defined in Rule 18f-2(h) under the Investment Company Act of 1940) votes to approve this Agreement or its continuance.

F-5

       If any required shareholder approval of this Agreement or any continuance of this Agreement is not obtained, then FTI will continue to act as investment subadvisor with respect to the Account pending the required approval of the Agreement or its continuance or of a new contract with FTI or a different adviser or Subadviser or other definitive action; provided, that the compensation received by FTI in respect of the Account during such period is in compliance with Rule 15a-4 under the Investment Company Act of 1940.

10.

(a)

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by: (i) Jackson National, or the Trustees of the Trust, or a majority of the outstanding voting shares of the JNL Franklin Templeton Growth Allocation Fund series of the Trust, upon not less than thirty (30) days’ written notice to Franklin and FTI; or (ii) Franklin or FTI upon not less than sixty (60) days’ written notice to the other party and to Jackson National.

(b)

This Agreement shall terminate automatically in the event of any transfer or assignment thereof, and in the event of any act or event that terminates the Investment Management Agreement between Franklin and Jackson National.

11.

(a)

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTI, neither FTI nor any of its directors, officers, employees or affiliates shall be subject to liability to Franklin for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Account.

(b)

Notwithstanding paragraph 11(a), to the extent that Franklin is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Account (a “liability”) for any acts undertaken by FTI pursuant to authority delegated as described in Paragraph 1(a), FTI shall indemnify Franklin and each of its affiliates, officers, directors and employees (each an “Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by an Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Indemnified Party, in connection with such liability.

12.

Upon termination of FTI’s engagement under this Agreement or at the direction of Jackson National, FTI shall forthwith deliver to Jackson National, or to any third party at Jackson National’s direction, all records, documents and books of accounts which are in the possession or control of FTI and relate directly and exclusively to the performance by FTI of its obligations under this Agreement; provided, however, that FTI shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTI shall provide Jackson National or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

13.

Termination of this Agreement or FTI’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.

Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service and shall be effective upon receipt. Notices and communications shall be given:

(i)

to Franklin:

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403

Attn: General Counsel

(ii)

to FTI:

Franklin Templeton Institutional, LLC

280 Park Avenue

New York, New York 10017

Attn: General Counsel

F-6

With a copy to:

Franklin Templeton

One Franklin Parkway

San Mateo, California 94404

Attn: General Counsel

16.

This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

Franklin Advisers, Inc.

By:
Name:
Title:

Franklin Templeton Institutional, LLC

By:
Name:
Title:

F-7

Schedule 1

FEES

For the purposes of the Agreement, the fees payable to FTI by Franklin shall be calculated as (i) the respective gross fee for the relevant sleeve (ii) multiplied by the average net assets of the sleeve times FTI’s portfolio management contribution percentage (“PM Contribution %”).

The gross fee for each sleeve is as follows:

JNL/Franklin Templeton Growth Allocation - Frk International Growth Fund:  25bps

The PM Contribution % by FTI for each sleeve is as follows:

Name	PM Contribution %	Calculation of fees payable to FTI
JNL/Franklin Templeton Growth Allocation - Frk International Growth Fund	100%	100% * 25bps = 25bps

Additionally, internal or external expenses incurred in connection with servicing the sleeve will be borne by Franklin and FTI in proportion to their respective PM Contribution %.

For the avoidance of doubt, the fees payable under the Agreement are exclusive of any Value Added Tax (“VAT”), Goods and Services Tax or other equivalent taxes, which shall be charged separately to FTI, if applicable.

F-8

Appendix F-4: Proposed Sub-Sub-Advisory Agreement between Franklin Advisers and Templeton Global Advisors Limited

Sub Sub-Advisory Agreement

JNL Series Trust

Franklin Advisers, Inc.

Templeton Global Advisors Limited

This Sub Sub-Advisory Agreement (the "Agreement"), is made as of [date], 2021, by and between Franklin Advisers, Inc. ("Franklin"), a Delaware limited liability company, and Templeton Global Advisors Limited ("Templeton Global") a Bahamian company.

W I T N E S S E T H:

WHEREAS, Franklin and Templeton Global are under the common control of Franklin Resources, Inc.;

WHEREAS, Franklin and Templeton Global are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, Franklin, pursuant to an Amended and Restated Investment Sub-Advisory Agreement with Jackson National Asset Management, LLC ("Jackson National") dated [date], 2021, as amended (the "Investment Management Agreement"), has been retained to render investment sub-advisory services to one or more series of JNL Series Trust (the "Trust") specified on Schedule A to the Investment Management Agreement, which appendix currently specifies the JNL Franklin Templeton Growth Allocation Fund (the "Account"); and

WHEREAS, Franklin wishes to engage the portfolio management services of Templeton Global to assist in the management of the Account, as Franklin determines appropriate from time to time, in its sole discretion.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.

Franklin hereby retains Franklin and Templeton Global hereby accepts such engagement, to furnish certain investment advisory services with respect to the investment portfolio of the Account, as more fully set forth herein.

(a)

Subject to the instructions and supervision of Franklin, Templeton Global agrees to provide certain investment advisory services with respect to the securities, investments and cash equivalents in the Account. Franklin will have full responsibility for all investment sub-advisory services provided to the Account under the Investment Management Agreement.

(b)

Both Franklin and Templeton Global may place all purchase and sale orders on behalf of the Account. The placement of these orders will take place in the Bahamas or San Mateo, California.

(c)

Unless otherwise instructed by Franklin or Jackson National, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by Franklin or Jackson National, Templeton Global shall report daily all transactions effected by Templeton Global on behalf of the Account to Franklin and to other entities as reasonably directed by Franklin or Jackson National.

(d)

In performing its services under this Agreement, Templeton Global shall adhere to the Account's investment objectives, policies and restrictions as provided in the Investment Management Agreement between Franklin and Jackson National and shall comply with the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") thereunder in all material respects.

(e)

In carrying out its duties hereunder, Templeton Global shall comply with all reasonable instructions of Jackson National or Franklin in connection therewith. Such instructions may be given by letter, e-mail, telex, telefax or telephone confirmed by telex, provided a certified copy of such instructions has been supplied to Templeton Global.

(f)

Franklin shall be responsible for the distribution to Jackson National of a copy of Part II of Templeton Global's Form ADV, as may be required under U.S. federal securities laws.

(g)

Decisions on proxy voting will be made by Templeton Global unless such decisions are expressly reserved by either Franklin, a named fiduciary of the Account or Jackson National. Templeton Global may in its discretion exercise any and all voting rights with respect to the securities, but it shall not be required to take any action or render any advice with respect to the exercise of such rights, whether by voting proxies solicited or with respect to the issuer of such securities.

2.

In performing the services described above, Templeton Global shall use its best efforts to obtain for the Account the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by Jackson National, Templeton Global may, to the extent authorized by law and in accordance with the terms of the Account's Investment Management Agreement, cause the Account to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, Templeton Global shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

F-9

3.

(a)

Franklin shall pay to Templeton Global a reasonable fee calculated as described in Schedule 1, which fee shall be payable in U.S. dollars on the first business day of each month as compensation for the services to be rendered and obligations assumed by Templeton Global during the preceding month. The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by Franklin relating to the previous month.

(b)

Franklin and Templeton Global shall share pro rata in any voluntary reduction or waiver by Franklin of the advisory fee due under the Investment Management Agreement between Franklin and Jackson National.

(c)

If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.

It is understood that the services provided by Templeton Global are not to be deemed exclusive. Franklin acknowledges that Templeton Global may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Account (collectively, "Clients"). Franklin agrees that Templeton Global may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Account. In providing services, Templeton Global may use information furnished by others to Templeton Global and Franklin in providing services to other such Clients.

5.

Templeton Global agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.

During the term of this Agreement, Templeton Global will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Account. Templeton Global will be responsible for all of its expenses and liabilities.

7.

Templeton Global shall, unless otherwise expressly provided and authorized, have no authority to act for or represent Franklin, Jackson National or the Account in any way, or in any way be deemed an agent for Franklin, Jackson National or the Account.

8.

Templeton Global will treat confidentially and as proprietary information of the Account all records and other information relative to the Account and prior, present.or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Franklin, which approval shall not be unreasonably withheld and may not be withheld where Templeton Global may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Account.

9.

This Agreement shall become effective on the later of: (i) its execution; and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either: (a) by the Trustees of the Trust; or (b) a vote of a majority of the outstanding voting securities of the Account, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act of 1940) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the Account if a majority of the outstanding voting securities of the Account (as defined in Rule 18f-2(h) under the Investment Company Act of 1940) votes to approve this Agreement or its continuance.

If any required shareholder approval of this Agreement or any continuance of this Agreement is not obtained, then Templeton Global will continue to act as investment subadvisor with respect to the Account pending the required approval of the Agreement or its continuance or of a new contract with Templeton Global or a different adviser or Subadviser or other definitive action; provided, that the compensation received by Templeton Global in respect of the Account during such period is in compliance with Rule 1Sa-4 under the Investment Company Act of 1940.

10.

(a)

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by: (i) Jackson National, or the Trustees of the Trust, or a majorityof the outstanding voting shares of the JNL Franklin Templeton Growth Allocation Fund series of the Trust, upon not less than thirty (30) days' written notice to Franklin and Templeton Global; or (ii) Franklin or Templeton Global upon not less than sixty (60) days' written notice to the other party and to Jackson National.

F-10

(b)

This Agreement shall terminate automatically in the event of any transfer or assignment thereof, and in the event of any act or event that terminates the Investment Management Agreement between Franklin and Jackson National.

11.

(a)

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of Templeton Global, neither Templeton Global nor any of its directors, officers, employees or affiliates shall be subject to liability to Franklin for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Account.

(b)

Notwithstanding paragraph 1l(a), to the extent that Franklin is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Account (a "liability") for any acts undertaken by Templeton Global pursuant to authority delegated as described in Paragraph l(a), Templeton Global shall indemnify Franklin and each of its affiliates, officers, directors and employees (each an "Indemnified Party") harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by an Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Indemnified Party, in connection with such liability.

12.

Upon termination of Templeton Global's engagement under this Agreement or at the direction of Jackson National, Templeton Global shall forthwith deliver to Jackson National, or to any third party at Jackson National's direction, all records, documents and books of accounts which are in the possession or control of Templeton Global and relate directly and exclusively to the performance by Templeton Global of its obligations under this Agreement; provided, however, that Templeton Global shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case Templeton Global shall provide Jackson National or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

13.

Termination of this Agreement or Templeton Global's engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.

Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service and shall be effective upon receipt. Notices and communications shall be given:

(i)	to Franklin:

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403

Attn: General Counsel

(ii)	to Templeton Global:

Templeton Global Advisors Limited

Box N-7759, Lyford Cay

Nassau, Bahamas

Attn: General Counsel

With a copy to:

Franklin Templeton

One Franklin Parkway

San Mateo, California 94404

Attn: General Counsel

16.

This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

F-11

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

Franklin Advisers, Inc.

By:
Name:
Title:

Templeton Global Advisors Limited

By:
Name:
Title:

F-12

Schedule 1

FEES

For the purposes of the Agreement, the fee payable to Templeton Global by Franklin shall be calculated as (i) the respective gross fee for the relevant sleeve (ii) multiplied by the average net assets of the sleeve times Templeton Global's portfolio management contribution percentage ("PM Contribution %").

The gross fee for the sleeve is as follows:

JNL/Franklin Templeton Growth Allocation - Templeton Foreign Fund:  25 bps

The PM Contribution% by Templeton Global for the sleeve is as follows:

Name	PM Contribution%	Calculation of fees payable to Templeton Global
JNL/Franklin Templeton Growth Allocation – Templeton Foreign Fund	100%	100% * 25bps – 25 bps

Additionally, internal or external expenses incurred in connection with servicing the sleeve will ultimately be borne by Templeton Global.

For the avoidance of doubt, the fees payable under the Agreement are exclusive of any Value Added Tax ("VAT"), Goods and Services Tax or other equivalent taxes, which shall be charged separately to Templeton Global, if applicable.

F-13

Appendix F-5: Proposed Sub-Sub-Advisory Agreement by and among Invesco Advisers, Inc. and Invesco Asset Management Limited

Amended and Restated

Investment Sub-Sub-Advisory Agreement

This Agreement is effective as of the 1st day of January, 2010, and Amended and Restated effective as of the 1st day of December, 2012, by and among Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”), and Invesco Asset Management Ltd., a company incorporated in England and Wales, authorized by the Financial Services Authority and a registered investment adviser (the “Sub-Sub-Adviser”), each, a “party.”

RECITALS

Whereas, the JNL/Invesco Global Real Estate Fund (the “Fund”) is a series portfolio of the JNL Series Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company;

Whereas, the Jackson National Asset Management, LLC (the “Adviser”) and Sub-Adviser are parties to a certain Investment Sub-Advisory Agreement, effective as of January 1, 2010, and Amended and Restated effective as of the 1st day of December, 2012, pursuant to which the Sub-Adviser acts as the investment manager with respect to certain series portfolios of the Trust, including the Fund;

Whereas, the Sub-Adviser desires to retain the Sub-Sub-Adviser to provide certain investment management services with respect to the Fund upon the terms and conditions set forth below;

Whereas, the parties acknowledge that the services provided by the Sub-Sub-Advisor shall be understood to include the service of “portfolio management” under the Markets in Financial Instruments Directive (2004/39/EC), the MiFID Implementing Regulations (Regulations no. 1287/2006) and the MiFID Implementing Directive (2006/73/EC) (collectively, “MiFID”));

Whereas, the parties acknowledge that the Sub-Sub-Advisor and the investment advisory services which are the subject of this Agreement are subject to regulation under MiFID; and

Whereas, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as determined in accordance with the 1940 Act (the “disinterested Trustees”), have approved the retention of the Sub-Adviser to provide the investment management services contemplated herein.

Now, Therefore, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

2.	Appointment.

(a)	The Sub-Adviser hereby appoints the Sub-Sub-Adviser to act as a discretionary investment manager with respect to the Fund for the period and pursuant to the terms and conditions set forth herein. The Sub-Sub-Adviser accepts such appointment and agrees to provide the services contemplated herein, pursuant to the terms and conditions set forth and for the compensation described herein.

(b)	The Sub-Advisor acknowledges the risk warnings set out in Schedule 1, which may be updated by the Sub-Sub-Advisor at any time by written notice to Sub-Advisor.
(c)	The Sub-Advisor acknowledges that it is the sole client of the Sub-Sub-Advisor under this Agreement and is properly classified by Sub-Sub-Advisor as a “professional client” (as defined in MiFID) for the purposes of such rules. The Sub-Advisor may request that it be opted down to the status of “retail client” (as defined in MiFID), in which case it would benefit, if the request were granted, from the higher level of protection that is afforded to this category of client. It is not the Sub-Sub-Advisor’s current policy to agree to such reclassifications.
3.	Duties of Sub-Sub-Adviser.

(a)	Subject to the supervision of the Sub-Adviser, the Sub-Sub-Adviser shall develop and implement an investment program for the Fund that is consistent with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and Statement of Additional Information, as they may be amended from time to time; provided, however, that the Sub-Sub-Adviser shall not be responsible for compliance with any amendments to such prospectus or Statement of Additional Information until such time as the Sub-Sub-Adviser shall have been given actual notice of such amendment(s) and a reasonable opportunity to implement changes in the Fund’s investment program.

F-14

(b)	The Sub-Sub-Adviser shall exercise discretion with respect to the selection of investments for the Fund’s portfolio, the disposition of such investments, the selection of brokers to be used in connection with the trading and settlement of transactions for the Fund. In connection with the placement of orders with brokers and dealers which involve transactions for the Fund, the Sub-Sub-Adviser must take all reasonable steps to obtain, when executing orders, the best possible result (the “Best Execution Obligation”) in accordance with MiFID and consistent with its obligations under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable rules and guidance issued by the Securities and Exchange Commission (the “SEC”) and its staff thereunder.

(c)	The Sub-Sub-Advisor has provided information on its arrangements to comply with the Best Execution Obligation in Schedule 2. The Sub-Sub-Advisor agrees that the Sub-Advisor may provide this information to its own underlying clients, or an alternative document as agreed by the parties from time to time. The Sub-Sub-Advisor may provide an update of the information disclosed about its best execution arrangements at any time by written notice to Sub-Advisor.
(d)	The Sub-Sub-Advisor shall provide the Sub-Advisor with such additional information on its best execution arrangements and any law or regulation in its jurisdiction on best execution as the Sub-Advisor may reasonably request from time to time.
(e)	The Sub-Advisor acknowledges that any specific instructions given by the Sub-Advisor to the Sub-Sub-Advisor in relation to the execution of orders under this Agreement may prevent the Sub-Sub-Advisor from taking the steps it has designed and implemented in its best execution policy to obtain the best possible result for the execution of those orders in respect of the elements covered by those instructions.
(f)	The Sub-Advisor gives its consent to the Sub-Sub-Advisor’s best execution arrangements as summarised in Schedule 2. It also gives its prior express consent to the Sub-Sub-Advisor executing orders outside a regulated market or a multilateral trading facility, as those terms are defined in MiFID.
(g)	It is the Sub-Sub-Advisor’s practice, when feasible, to aggregate into a single transaction its requests for execution of purchases or sales of a particular security for the accounts of several clients or mutual funds, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation, is generally allocated pro rata among the accounts of the clients who participated in the aggregated transaction. The Sub-Advisor acknowledges that this process may work on some occasions to the Sub-Advisor’s disadvantage. It also acknowledges that, in the case of a client who has restricted the Sub-Sub-Advisor to a particular broker or dealer with respect to a portion of transactions for that client’s account, such client may be unable to participate in aggregated orders. Where such client’s account does not participate in an aggregated order, that client will not receive the benefit, if any, of a lower commission resulting from the aggregation. In addition, the Sub-Advisor has been advised by the Sub-Sub-Advisor that the timing of orders for the purchase or sale of securities through the broker may be affected (e.g., may be delayed) when the Sub-Sub-Advisor is attempting to execute trades through another broker during the same time period for the same securities on behalf of other clients.
(h)	Consistent with the obligations set forth above, the Sub-Sub-Adviser may, in its discretion, place orders which involve transactions for the Fund with brokers and dealers who sell shares of the Fund and/or provide the Fund, Adviser, Sub-Adviser, or Sub-Sub-Adviser with research, analysis, advice or similar services. The Sub-Sub-Adviser may pay brokers and dealers in return for research and analytic services a higher commission or spread than may be charged by other brokers or dealers, subject to the Sub-Sub-Adviser determining in good faith that such commission or spread is reasonable either in terms of (i) the particular transaction or (ii) the overall responsibility of the Sub-Sub-Adviser to the Fund and its other clients to ensure that the total commissions or spreads paid by each client are reasonable in relation to the benefits to such client over the long term.

(i)	In no instance will securities held by or being acquired for the Fund be purchased from or sold to the Sub-Sub-Adviser, or any affiliated person of the Sub-Sub-Adviser or the Fund, except in accordance with the 1940 Act, the Advisers Act, and applicable rules, guidance and exemptive orders issued by the SEC and its staff thereunder.

(j)	Whenever the Sub-Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts managed by the Sub-Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed by the Sub-Sub-Adviser to be equitable to each account.

F-15

(k)	The Sub-Sub-Adviser shall act on instructions received from the Sub-Adviser, to the extent that such instructions are not inconsistent with the Sub-Sub-Adviser’s fiduciary duties, applicable law, or any obligations to the Fund hereunder.

(l)	The Sub-Sub-Adviser shall maintain all records and other information relative to the Fund as confidential and proprietary information of the Fund, and will not use such records of information for any purpose other than in connection with the performance of its responsibilities hereunder; provided, however, that the Sub-Sub-Adviser may disclose records or information relative to the Fund when directed by order of a court or regulatory authority.

4.	Expenses of the Fund. The Sub-Adviser shall be responsible for the reasonable costs and expenses associated with the provision of the services contemplated herein; provided, however, that the Fund shall be responsible for the cost associated with the purchase or sale of any security or investment contract or other instrument for the Fund’s portfolio and the fees, expenses and costs associated with all other aspects of the Fund’s operations.

5.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will pay the Sub-Sub-Adviser a fee in accordance with the current Invesco Transfer Pricing Policy. Such fee shall be computed weekly and paid monthly to Sub-Adviser on or before the last business day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

5.	Services Not Exclusive. The services to be provided by the Sub-Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Sub-Adviser shall be free to provide similar services to other clients so long as the provision of such services to such other clients does not impair the Sub-Sub-Adviser’s ability to provide the services contemplated hereunder. Nothing contained herein shall be construed to limit or restrict the right of any director, officer or employee of Sub-Sub-Adviser (who may also be a director, officer or employee of the Sub-Adviser) to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.	Compliance with Applicable Law. The Sub-Sub-Adviser shall comply with all applicable laws, rules and regulations in the discharge or its obligations hereunder, specifically including, but not limited to Rule 17j-1, under the 1940 Act and the regulations adopted by the U.S. Securities and Exchange Commission; and the requirements of the Commodities Exchange Act and the regulations adopted by the U.S. Commodity Futures Trading Commission and National Futures Association. Further, the Sub-Sub-Adviser will conduct its activities under this Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory activities.

7.	Term and Approval. This Agreement shall become effective upon approval by Board of Trustees of the Trust, including a majority of the disinterested Trustees, and shall thereafter continue in force and effect for two (2) years and may be continued from year to year thereafter, provided that such continuation is specifically approved at least annually by Board of Trustees of the Trust, including a majority of the disinterested Trustees.

8.	Termination. This Agreement shall automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act. The Agreement may be also terminated:

(a)	at any time, without the payment of any penalty, by the vote of the Fund's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities;

(b)	by either party upon the occurrence of a material breach of the terms of the Agreement by the other party that remains uncured for a period of thirty (30) days after notice of such breach has been given by the terminating party; or

(c)	the Sub-Sub-Adviser may terminate the agreement upon ninety (90) days notice if the Fund materially changes its investment objectives, policies or restrictions and the cost of performance hereunder by the Sub-Sub-Adviser is increased.

9.	Liability of the Sub-Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser, Adviser or Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund’s portfolio.

10.	Notices. Any notices under this Agreement shall be given in writing, addressed and delivered or mailed, postage paid, to such address as may be designated for the receipt of such notice, with copies to the Adviser and the Fund. The respective addresses for the delivery of such notices are as follows:

F-16

If to Sub-Adviser:

Invesco Advisers, Inc.

11 Greenway Plaza, Suite 100

Houston, Texas 77046

Attention: Gary K. Wendler, Managing Director

Copy to: John M. Zerr, General Counsel

If to the Sub-Sub-Adviser:

Invesco Asset Management Ltd.

30 Finsbury Square

London, England EC2A1AG

Attention: Michelle Moran, General Counsel

Copy to: Sub-Adviser

Copies to the Adviser and Fund may be delivered to:

JNL Series Trust

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

Attention: Mark D. Nerud, President

11.	Dispute Resolution. All claims, disputes and other matters in question between the parties to this Agreement, arising out of or relating to this Agreement or the breach or alleged breach thereof, shall be decided by arbitration in accordance with the rules of the American Arbitration Association then in effect unless the parties mutually agree otherwise. Notice of the demand for arbitration shall be filed in writing with the other party to the Agreement and with the American Arbitration Association. The demand shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The award rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The prevailing party in any arbitration under this Agreement shall be awarded its reasonable attorney’s fees and costs associated with the arbitration. The location for arbitration of any and all claims, controversies or disputes arising out of or relating to this Agreement or any breach or alleged breach thereof shall be in Houston, Texas.

12.	Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Delaware (without regard to conflict or choice of law provisions), the 1940 Act, the Advisers Act, and applicable rules, guidance and exemptive orders issued by the SEC and its staff thereunder.

In Witness Whereof, the parties hereto have caused this Agreement to be executed as of this ____ day of ______ 2012, effective December 1, 2012.

Invesco Advisers, Inc.

By:
Name:
Title:

Invesco Asset Management Ltd.

By:
Name:
Title:

JNL Series Trust

By:
Name:	Mark D. Nerud
Title:	President and CEO

F-17

Schedule 1

Risk Warnings

Appendix E

1.             General

This general risk warning applies to all forms of investment: the value of investments and the income derived from such investments can fall as well as rise.

2.             Futures and Options

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, the Customer should undertake such transactions only if the Customer understands the nature of the contracts (and contractual relationships) into which the Customer is entering and the extent to the Customer’s exposure to risk. Trading in futures and options is not suitable for many members of the public. The Customer should carefully consider whether trading is appropriate for the Customer in light of the Customer’s experience, objectives, financial resources and other relevant circumstances.

Futures

Effect of ‘leveraging’ or ‘gearing’

a)	Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are ‘leveraged’ or ‘geared’. A relatively small market movement will have a proportionately larger impact on the funds the Customer has deposited or will have to deposit: this may work against the Customer as well as for the Customer. The Customer may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain the Customer’s position. If the market moves against the Customer’s position or margin levels are increased, the Customer may be called upon to pay substantial additional funds on short notice to maintain the Customer’s position. If the Customer fails to comply with a request for additional funds within the time prescribed, the Customer’s position may be liquidated at a loss and the Customer will be liable for any resulting deficit.

Risk-reducing orders or strategies

b)	The placing of certain orders (e.g. ,‘stop-loss’ orders, where permitted under local law, or ‘stop-limit’ orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of position, such as ‘spread’ and ‘straddle’ positions may be as risky as taking simple ‘long’ or ‘short’ positions.

Options

Variable degree of risk

c)	Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarise themselves with the type of option (i.e. put or call) which they contemplate trading and the associated risks. The Customer should calculate the extent to which the value of the options must increase for the Customer’s position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, the Customer will suffer a total loss of the Customer’s investment which will consist of the option premium plus transactions costs. If the Customer is contemplating purchasing deep-out-of-the-money options, the Customer should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling (‘writing’ or ‘granting’) and option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavourably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is ‘covered’ by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

F-18

Additional risks common to futures and options

Terms and conditions of contracts

d)	The Customer should ask the firm with which the Customer deals about the terms and conditions of the specific futures or options which the Customer is trading and associated obligations (e.g. the circumstances under which the Customer may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

Suspension or restriction of trading and pricing relationships

e)	Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or ‘circuit breakers’) may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If the Customer has sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge ‘fair’ value.

Deposited cash and property

f)	The Customer should familiarise its self with the protections accorded money or other property the Customer deposits for domestic and foreign transactions, particularly in the event of a firms insolvency or bankruptcy. The extent to which the Customer may recover the Customer’s money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as the Customer’s own will be pro-rated in the same manner as cash for purposes of distribution in the event of a shortfall.

Commission and other charges

g)	Before the Customer begins to trade, the Customer should obtain a clear explanation of all commission, fees and other charges for which the Customer will be liable. These charges will affect the Customer’s net profit (if any) or increase the Customer’s loss.

Transactions in other jurisdictions

h)	Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose the Customer to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before the Customer trades the Customer should enquire about any rules relevant to the Customer’s particular transactions. The Customer’s local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where the Customer’s transactions have been effected. The Customer should ask the firm with which the Customer deals for details about the types of redress available in both the Customer’s home jurisdiction and other relevant jurisdictions before the Customer start to trade.

Currency risks

i)	The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in the Customer’s own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

Trading facilities

j)	Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. The Customer’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary: the Customer should ask the firm with which the Customer deal for details in this respect.

Electronic trading

k)	Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If the Customer undertakes transactions on an electronic trading system, the Customer will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that the Customer’s order is either not executed according to the Customer’s instructions or is not executed at all.
F-19

Off-exchange transactions

l)	In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which the Customer deals may be acting as the Customer’s counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before the Customer undertakes such transactions, the Customer should familiarise its self with applicable rules and attendant risks.

3.             Exchange Rates

If a liability in one currency is to be matched by an asset in a different currency, or if the services to be provided under the agreement may relate to our investment denominated in a currency other than the currency in which the Customer’s Investments are valued, the movement of exchange rates may have a separate effect, unfavourable as well as favourable, on the gain or loss otherwise experienced on investments.

F-20

Schedule 2

Invesco Asset Management Limited Order execution policy November 2019

Contents Page
1. Overview	01
2. Order process	02
3. Brokers and venues	03
4. Equities and exchange traded products	04
5. Debt instruments – Bonds and Money Market Instruments (MMI)	06
6. Derivatives	08
7. Securities Financing Transactions	09
8. Structured finance instruments	10
Annex I – Regulated markets, MTF’s and OTF’s	12
Annex II – Approved Counterparty List	14

1.

Overview

A.

Purpose

This document (the “Policy”) sets out the principals that will be followed by Invesco
Asset Management Limited’s (“Invesco” or “IAML”) trading desks when placing or executing orders on behalf of its clients (Invesco’s “Client” or collectively Invesco’s
“Clients”) (“Client Orders”).

The Policy first sets out information relevant to all asset classes and then provides additional detail specific to each asset class.

B.

Regulatory context

This Policy is drafted in accordance with the regulatory requirements set by the
European Union’s Markets in Financial Instruments Directive II (“MiFID II”), the
UK Financial Conduct Authority (“FCA”) Conduct of Business Sourcebook and the
FCA Principles of Business.

C.

Scope

IAML invests in a wide range of financial instruments on behalf of its Clients as part of the investment management services it provides. In carrying out this activity,

IAML executes Client Orders and places Client Orders with other entities for execution on IAML’s behalf.

Where IAML executes Client Orders itself, for example by trading with a broker that uses its own capital to deal as principal, IAML is directly responsible for best execution. Where orders are placed with another entity, that entity may owe us a duty of best execution. In any event, IAML will owe a duty of best execution to its

Clients in all circumstances.

In terms of Client categorisation, IAML executes/places orders for a variety of

Invesco fund types including but not limited to UK retail ICVC’s, Luxembourg

UCITs funds and segregated institutional accounts. Such funds are classified as

Professional Clients of IAML.

IAML is required to establish and implement a policy that enables it to take all sufficient steps to achieve the best possible result for its Clients when executing or placing orders (“Best Execution”).

D.

Delegated arrangements

IAML may in certain circumstances, and at its discretion, delegate trading activities to other investment professionals within the Invesco group (including trading desks located in the United States of America, Canada, Hong Kong, Japan and Australia).

This allows IAML to leverage off the local trading expertise in those regions in its pursuit of the best possible result for Clients. In such circumstances, best execution will be subject to the rules of the regulator in that jurisdiction and the trading desks will operate in accordance with their own local trade execution policies. With that noted, IAML will continue to take all sufficient steps to ensure that the delegated activities are performed in accordance with the best interests of the Client.

Schedule 2 – Order Execution Policy
F-21

2.

Order process

The IAML execution process includes steps from order

initiation through to order execution and post order

execution monitoring that enable IAML to take all sufficient steps in delivering Best Execution for its Clients and to

monitor that execution to ensure continued compliance.

A.	Order management

IAML will achieve Best Execution having regard to key

execution factors as required under MIFID II and the FCA

Conduct of Business Sourcebook.

IAML will apply different execution strategies that are

appropriate to the asset class being executed and the

prevailing market conditions.

The Policy ensures that Client Orders are managed promptly

and fairly, as well as being accurately recorded and allocated.

B.

Best execution factors

Invesco’s regulators set out the execution factors (the

“execution factor”) which must be considered and

subsequently prioritised by the trading desks to achieve Best

Execution. These are:

i)	Price;
ii)	Costs;
iii)	Speed of execution;
iv)	Likelihood of execution and settlement;
v)	Size of the order;
vi)	Nature of the order;
vii)	Any other consideration relevant to the execution of the order.

Invesco may take into account “Total Consideration”,

which is a combination of factors and means the price of

the relevant financial instrument plus any costs that may

be related to the execution of a Client Order. Such costs

can include both implicit and explicit costs related to the

execution of that order (implicit costs are the negative price movements which may be caused by the market impact of

the order’s execution and explicit costs are those known prior to execution such as broker fees).

C.

Prioritisation of the execution factors

The prioritisation of the Execution factor will be determined by:

i)	The investment intent of the portfolio manager who created the order;
ii)	The characteristics of the financial instrument that is the subject of the order;
iii)	The characteristics of the execution venues to which the order can be directed.

Invesco will prioritise the Execution factor with a view to

generally prioritising price or total consideration. However,

any of the other Execution factor may be given greater

priority over price if the trading desk is acting on specific instructions from the Client or where IAML believes there

are circumstances where such prioritisation will provide

Best Execution. Price will remain an important consideration even if one of the other factors is given greater priority on a specific trade.

Warning

Specific instruction(s) provided by Clients regarding an order may prevent Invesco from taking the steps set out in this

Policy to obtain Best Execution of Client Orders (for the order or part of the order to which the instruction relates to).

D.

Order aggregation

The relevant IAML trading desk will execute or place each

Client Order on a sequential, prompt and fair basis unless the characteristics of the order or prevailing market conditions make this impracticable. Where several Client Orders are

placed with the trading desk for the same financial instrument,

the trading desk will generally combine relevant Client Orders seeking to ensure it is in the overall best interests of affected

Clients. Although aggregation is undertaken with a view to

achieving the best possible result for all Clients, occasionally the effect of aggregation may work to Clients’ disadvantage in relation to a particular order or orders.

E.

Order allocation

Allocations will be determined by the portfolio managers who create the orders proportionately based on the following

factors at the time of allocation:

i)	Client mandate restrictions;
ii)	Regulatory restrictions;
iii)	Certain market practices;
iv)	Investment objectives of Client mandates;
v)	Subscriptions and redemptions ;
vi)	Cash positions;
vii)	Potential trading volumes (or liquidity);
viii)	Potential prices;
ix)	Known commitments.

The overriding principle adhered to is that there is a fair

allocation of investment opportunities to all Clients, albeit based upon the factors in this Section.

All trade allocations will be made before being passed to the relevant IAML trading desk(s) for execution. When a trade is not completed in full, the standard practice is for the trades,

including prices, to be allocated on a prorated basis, based on the original allocation, unless a deminimis limit has been set by the trading desk or where lot size or other factors are more pertinent. Any reallocation rationale must be documented and recorded in line with prevailing reallocation procedures.

Schedule 2 – Order Execution Policy
F-22

3.

Brokers and venues

The selection of the broker or venue to place or execute the order is at the discretion of the IAML trading desk (taking into account the Execution factor detailed above and assuming no

client requirement limits Invesco’s discretion) where “broker”

means a counterparty acting as principal or intermediary,

which could include an investment bank or a brokerage house.

A.

Approved Counterparties

Invesco maintains a list of approved counterparties

(the “Approved Counterparty List” and the “Approved

Counterparties”). This list is set out in Annex II.

Criteria that determine inclusion of an entity on the approved counterparty list include:

i)	Competitiveness of commission rates or spreads;
ii)	Execution capabilities;
iii)	Creditworthiness;
iv)	Financial stability;
v)	Reputation;
vi)	Clearance and settlement capabilities;

B.

Monitoring of Approved Counterparties

A dedicated in-house committee assumes overall

responsibility for:

i)	Approving new counterparties and reviewing all Approved Counterparties at least annually based on received credit analysis and also taking into account results from broker engagement.
ii)	Monitoring counterparty exposures against Invesco internal and regulatory trigger limits.
iii)	Ensuring robust controls are in place to manage counterparty risk, including ensuring appropriate legal documentation is in place.
iv)	Escalating specific counterparty risks to relevant Invesco boards as well as providing update reports.

An Approved Counterparty’s ability to achieve Best

Execution is also monitored by IAML as part of its wider Best

Execution monitoring process.

C.

Venues

The following are types of venues where execution of Client

Orders may occur (each a “Venue” and together the “Venues”).

i)	Regulated market
ii)	Multilateral trading facility (MTF)
iii)	Organised trading facility (OTF)
iv)	Systematic internaliser (SI)
v)	Market maker or other liquidity provider or an entity that performs a similar function in a third country (other liquidity providers)

Certain venues can be sub-categorised by the market into (a)

“lit” venues or markets or (b) “dark” venues or markets (or

“Dark Pools”). Dark Pools do not publish any pre-trade prices but lit markets do.

A non-exhaustive list of Venues for each asset class is set out in Annex I.

Please note

An Approved Counterparty (to which a Client Order has

been routed) may execute such order outside of a Regulated

Market or MTF in order to provide Best Execution to Invesco.

It is Invesco policy to obtain express consent from its Clients to execute orders outside a Regulated Market or MTF.

Such consent is subject to any specific Client instructions in relation to the execution of their orders.

Where orders are placed with another entity, this creates an element of counterparty risk which is mitigated by credit checks on IAML approved counterparties (see Section 3B above).

Schedule 2 – Order Execution Policy
F-23

D.

Remuneration, discounts and non-monetary benefits

IAML will not receive any remuneration, discount or nonmonetary benefits for routing client orders to a particular venue/ broker, which would infringe the regulatory requirements in relation to conflicts of interests or inducements.

E.

Matters beyond our control

Due to system failures or other reasons which are unavoidable or beyond Invesco’s reasonable control, Invesco may from time to time handle orders in a manner that differs from the normal processes under the Policy. In the event of such an occurrence, Invesco will still endeavour to place, and/or execute orders on the best possible terms available in the relevant circumstances.

F.

Reporting obligations

Invesco will publish the following reports (as required by the FCA)

by the end of April every year for the previous calendar year.

i)	Top five venue report (executed orders excluding Securities Financing Transactions ("SFT"))
ii)	Top five venue report (executed SFT orders)
iii)	Top five venue report (placed orders)
iv)	Best execution quality monitoring report

Note: The above reports will be produced by class of financial instrument.

G.

General

i)	The Policy is subject to change. The execution arrangements will be reviewed regularly, and at least annually, as well as when IAML becomes aware that there is a material change in relevant external circumstances. A change to the execution arrangements may result in a change to the Policy and the latest version will be published, and therefore available to Clients, at www. invesco.co.uk.
ii)	The Policy supersedes any previous trade execution and order aggregation and allocation policies issued by IAML.
iii)	If you have any queries in relation to the Policy then please contact the Compliance Department in writing at:

Invesco Asset Management Limited

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

RG9 1HH

Schedule 2 – Order Execution Policy
F-24

4.

Equities and exchange traded products

A.

Scope

This section of the Policy covers the following:

i)	Exchange traded single stocks (Equities)
ii)	Exchange traded funds (ETFs)
iii)	Exchange traded commodities (ETCs)
iv)	Exchange traded notes (ETNs)

B.

Selecting venues or brokers

IAML will decide, for each individual trade, the appropriate method of order placement or execution, based on the

variables set out in Section C below. This might include any,

or a combination of, the following:

i)	“High Touch” or “Broker Trading” means a method of executing a Client Order using a sales trader who will monitor the market and subsequently execute that Client Order on one or more venues. This strategy requires a greater degree of human intervention than a “Low Touch” trading strategy and attracts higher execution commissions.
ii)	“Low Touch” or “Algorithmic Trading” can mean the use of an electronic order routing system, operated by a broker or the use of Dark Pools to source liquidity. Such trades are conducted at lower execution commission costs than High Touch trading.
iii)	“Direct Electronic Access”, meaning an arrangement where a member, participant or client of a trading venue permits IAML to use its trading code to electronically transmit orders relating to a financial instrument directly to the trading venue without using such member or participants trading desk personnel.
iv)	“Program Trading”, meaning a basket of Client Orders is routed to a broker for execution, generally at lower commission rates.
v)	“Cross Trade”, meaning a method of executing a Client Order by matching it with one or more contra in-house Client Orders (which may be new or existing) outside of a venue. These trades are generally conducted at low commission and at mid-price.

Depending on the method selected from the above

(which may or may not be available as an option for any

given order), execution costs can vary between 0.5 and 7

basis points (0.07%).

C.

Equity order handling and routing

The execution factor for any Client Order are price, cost

(implicit and explicit), speed, likelihood of execution and

settlement, size, nature and any other consideration relevant to the execution of the order. Price, total consideration and/

or likelihood of execution will generally be given the highest relative importance when determining how and where to

execute or place the order, but other factors can become

significant depending on various execution criteria including,

but not limited to:

i)	Order size as a percentage of average daily volume;
ii)	Urgency of execution;
iii)	Requirement to maintain anonymity or manage market impact (implicit costs);
iv)	Objectives of the Client or specific instructions;
v)	Liquidity of the instrument;
vi)	Available execution venues or brokers for the particular order.
vii)	Requirements of the portfolio manager and the prevailing market conditions

The Execution factor relating to the individual order are given a relative weighting considering a wide range of elements that could influence the outcome of the execution. This will determine the appropriate course of action given the options available.

The trader has a variety of execution options available:

i)	Engage a sales trader at a brokerage or investment bank, via voice or secure message;
ii)	Electronic access which may include algorithms and broker sponsored direct market access;
iii)	Access liquidity via Dark Pools;
iv)	Combination of the above.

Client limit orders are either immediately executed or

submitted for execution to a regulated market or MTF. This

may not be applicable for large in scale orders.

D.

Example scenarios

To help explain how different conditions/circumstances

impact prioritisation of the execution factor and choice of

venue/broker, a non-exhaustive list of hypothetical trading

scenarios is provided below. These are illustrative only and

IAML reserves the right to utilise any tactics at its discretion in executing or placing Client Orders.

Liquidity

For an order that is in a very illiquid stock it may be

appropriate to engage a specialist broker who may be able

to source the relevant liquidity for such stock. Some smaller regional brokers specialise in certain stocks or sectors and therefore in some cases may have better relationships

leading them to be able to access liquidity that may not

always be available to the larger counterparties.

Execution factor(s) prioritised: Likelihood of Execution

Large orders

Where an order represents multiple days’ historic volume,

the trader may choose to solicit a bid (or offer) for the whole order from a counterparty. This may be at a discount or

premium to the prevailing price. This approach may be used

in very large orders as an alternative to splitting the order into smaller elements which, while minimising market impact,

may delay the completion of the order and maintain exposure

for longer than is wanted by a Client.

Execution factor(s) prioritised: Size of Order

In other cases, if an order is relatively large, and there is no obvious liquidity, the trader may use a variety of tactics, such as resting a part of the order in Dark Pools and/or giving an indication to a broker who may specialise in that particular stock, therefore prioritising the execution factor of size as well as the implicit cost of market impact.

Execution factor(s) prioritised: Implicit cost

Client instruction

If an order represents a medium percentage of the average

daily trading volume of the financial instrument and

the Client communicates they are keen to execute at or

around the prevailing price the desk may approach a sales

trader who is willing to fill the order principally either from his inventory or on a risk basis. The whole order may be

completed, or part completed with a working element left

with the broker to complete as volume allows.

Execution factor(s) prioritised: Price

Volatility

Where the market is particularly volatile, it may be necessary to execute more quickly to achieve a better price than would be obtained if the order were to be worked over a period of time. In this case, the trader may obtain a “risk” price from a counterparty who would use their own capital to facilitate the trade.

Execution factor(s) prioritised: Speed of Execution

Schedule 2 – Order Execution Policy
F-25

4.

Equities and exchange traded products

Limiting implicit cost

In the absence of volatility and to limit undue market impact costs, a more passive approach may be employed to complete an order. This could be achieved by selecting a limited passive algorithmic strategy.

Execution factor(s) prioritised: Implicit cost

Limiting explicit cost

If the selected strategy results in the trader having the option to select between multiple venues (where access costs vary)

but where other factors are equal, the trader will choose the one with the lower access cost.

Execution factor(s) prioritised: Explicit cost

Matching orders

If there is an existing order being managed when a new

order is placed and it is contra to the existing order, the

trader may choose to effect a cross trade in accordance with internal procedures. This may reduce commission costs for

underlying Clients.

Execution factor(s) prioritised: Explicit cost

ETF and ETC trading

Invesco has a pool of Approved Counterparties with whom

ETF’s and ETC’s are traded. Generally, for smaller orders

or those with more liquidity, quotes will be obtained from

competing Approved Counterparties and the cheapest quote

accepted, thereby prioritising price.

Where the market is volatile, speed may be prioritised so

Approved Counterparties who respond quickly to requests

for quotes are likely to be used if waiting for another broker quote would be detrimental to the interests of the Client.

In other circumstances, for example where the product is

illiquid or for larger trades where Invesco wishes to minimise market impact, it is more likely that a trade will be conducted on the daily fixed price of the instrument (the net asset value or NAV price), thereby prioritising (implicit) cost and/or

likelihood of execution and settlement.

Generally, the portfolio manager will discuss their desired

outcome for a trade with the trading desk, in particular any price or time limits. This would affect the tactical approach taken by the trader.

CIS (Collective Investment Schemes)

Non-exchange traded collective investment schemes are

traded using the relevant process for buying and selling

the units in that undertaking and are executed at the latest available daily pricing point.

E.

Best execution monitoring

There are four stages at which IAML will monitor Best Execution:

–	By the trading desk upon receipt but prior to the routing of a Client Order (see Section 1 below);
–	By the trading desk upon routing but prior to execution of a Client Order (see Section 2 below);
–	By the trading desk and trading committee following the execution of a Client Order (see Section 3 below); and
–	By the compliance function of IAML independently on a post-trade and sample basis (see Section 4 below).

1.

Monitoring upon receipt, but prior to routing a Client Order

Prior to routing a Client Order, the trader will assess the

market in order to prioritise the execution factor. To do

this, traders have:

i)	Access to real-time price information in the relevant markets from Bloomberg or equivalent, via their execution management system(s).
ii)	Information showing which firms have an interest in trading a particular product (indications of interest), and
iii)	Advertised/published historic trade volumes

Once an assessment has been made, prioritisation of the

execution factor is determined and a trading strategy

chosen. A Client Order will then be routed based on that

trading strategy.

2.	Monitoring upon routing but prior to execution (in whole or in part) of a Client Order
i)	Once a Client Order has been routed, Invesco will, where applicable, track and monitor the performance of that Client Order to determine whether any changes are required to the trading strategy.
ii)	For example, if there are adverse price movements which the trading desk may consider detrimental to the trade performance it may choose to alter the trading strategy by withdrawing from the market or imposing a temporary price or size limit. The trading desk will usually discuss the approach taken with the relevant portfolio manager as the Client Order progresses if the price moves away from the initial expected outcome.

3.

Monitoring following execution of a Client Order

All transactions are subject to scrutiny following execution as part of the Best Execution process. Trades are

measured against a series of different price and/or cost

benchmarks and tolerances as part of trade analysis. Any

outliers against these tolerances are subject to further

scrutiny as to the reason for the outlying nature of the

execution and the prioritisation of the execution factor

which led to the relevant breach in tolerance. This process

is known as “Transaction Cost Analysis” or “TCA”.

This TCA is reviewed in 2 ways:

i)	Firstly, by the trading desk on a weekly basis (using the outliers generated by the TCA process to ensure trading comments are annotated appropriately) and then;
ii)	On a quarterly basis by a senior oversight committee (where execution performance, Approved Counterparties, trading strategy and venues are discussed).

The TCA process provides the relevant trading desk

with relevant information to help improve its execution

capabilities and performance going forward.

4.

Post-trade independent monitoring

The Invesco compliance monitoring team will oversee

the front office Best Execution process. Independent

monitoring ensures a function other than the trading

desk can review, assess and challenge the trade

execution process.

Such monitoring will include a review of TCA monitoring

outliers, scrutiny of the relevance of benchmarks, a review

of execution timeliness on a sample basis, attendance at

the relevant senior oversight committee and oversight of

policies and procedures.

Note: Data published by venues, brokers, market makers,

SIs and other liquidity providers under MiFID II will be

reviewed and incorporated where it adds value to the

existing monitoring processes.

Schedule 2 – Order Execution Policy
F-26

5.	Debt instruments – Bonds and Money Market Instruments (MMI)

A.

Scope

This section of the Policy covers the following:

i)	Bonds (including Convertibles)
ii)	Time Deposits
iii)	Certificates of Deposit
iv)	Commercial Paper

Note: Instruments ii) to iv) above are collectively referred to as “Money Market Instruments” or “MMIs”.

B.

Selecting venues or brokers

IAML will decide, for each individual trade, the appropriate method of order placement or execution, based on the

variables set out in Section C below. This might include

either, or a combination of, the following:

i)	The Trading Desk can solicit bids and/or offers from one or more Approved Counterparties and the Approved Counterparty with the best price will generally have the Client Order subsequently routed to it. This process can also take place on electronic platforms (MTFs) or Dark Pools.
ii)	For some instruments, Approved Counterparties will contact the trading team directly (via telephone calls, emails and instant messaging) with specific bids and offers.

C.

Bond order handling and routing

The execution factor for any Client Order are price, cost,

speed, likelihood of execution and settlement, size, nature and any other consideration relevant to the execution of the order.

Price will generally be given the highest relative importance when determining how and where to execute or place the

order, but other factors can become significant depending on various execution criteria including, but not limited to:

i)	Urgency of execution;
ii)	Requirement to maintain anonymity or manage market impact (implicit costs);
iii)	Issuer credit rating
iv)	Objectives of the Client or specific instructions;
v)	Liquidity of the instrument;
vi)	Available execution venues or brokers for the particular order.

The execution factor relating to the individual order are given a relative weighting in light of a wide range of elements that could influence the outcome of the execution. This will determine the appropriate course of action given the options available.

The trader has a variety of execution options available:

i)	Engage a salesperson or trader at a brokerage or investment bank, via voice or secure message;
ii)	Electronic access;
iii)	Access liquidity via Dark Pools;
iv)	Combination of the above.

D.

Example scenarios – Bonds

To help explain how different conditions/circumstances

impact prioritisation of the execution factor and choice of

venue/broker, a non-exhaustive list of hypothetical trading

scenarios is provided below. These are illustrative only and

IAML reserves the right to utilise any tactics at its discretion in executing or placing Client Orders.

Price

Most bond trades are arranged off exchange, or over-the counter (OTC) and competing quotes are obtained from different brokers. The best quote (highest bid or lowest offer as applicable) will generally be selected, thereby prioritising price. However, there may be circumstances where other execution factor are prioritised in order to get the best possible result for the Client Order as described below.

Large orders

In some cases, order size may be very large compared to

normal market size. In order to minimise secondary market

impact the trading desk will select one or two counterparties to ascertain if they are interested in putting a risk bid on large size. Each trade is treated on a case by case basis and the

counterparty selected is based on prior history in that bond

(or similar) and also if they have existing interest in smaller sizes of the bond.

Execution factor(s) prioritised: Size of order

Liquidity

Some bonds may be illiquid and, if this is the case, traders will utilise an independent mark to market valuation from

the custodian or other sources as a basis for discussion with counterparties. Where opportunities to execute all or part of an order exists, these will generally be taken.

Execution factor(s) prioritised: Likelihood of execution

New issues

Where brokers bring new issues to the market IAML will place an order with the relevant syndicate teams and then settle

via the B&D (Billing and Delivering) broker where possible,

and where not possible via one of the other brokers in the

syndicate.

Execution factor(s) prioritised: Nature of order – New issue

Placing an order with a broker

In certain situations, IAML may place an order with a broker to execute on IAML’s behalf, which will give the broker time to market IAML’s position if they reach IAML’s target price.

Execution factor(s) prioritised: Price

Volatility

In other cases, where the market is particularly volatile, it may be necessary to trade more quickly to achieve a better

price than would be obtained if the order were to be worked

over a period of time. In this case, the trader may obtain a

“risk price” from a counterparty who would use their own

capital to facilitate the trade.

Execution factor(s) prioritised: Speed of execution

Matching orders

If there is an existing order being managed when a new order is placed and it is contra to the existing order, the trader may choose to effect a Cross Trade in accordance with internal

procedures. This would be carried out at a mid-price which is beneficial to all underlying clients.

Execution factor(s) prioritised: Price

E.

MMI order handling and routing

Price (or yield for MMI) will have high importance when

determining how and where to execute the order, but

other factors such as scarcity of supply, speed and security of investment are equally (and often more) significant

depending on various execution criteria including, but not

limited to:

i)	Urgency of execution;
ii)	Issuer credit rating;
iii)	Available brokers for the particular order.

IAML uses MMI counterparties, consisting of brokers and

banks of a variety of sizes. Most counterparties make

available their price/yield via external market data providers which are available to traders.

Schedule 2 – Order Execution Policy
F-27

5.	Debt instruments – Bonds and Money Market Instruments (MMI)

F.

Example scenarios – MMI

To help explain how different conditions/circumstances

impact prioritisation of the execution factor and choice of

venue/broker, a non-exhaustive list of hypothetical trading

scenarios is provided below. These are illustrative only and

IAML reserves the right to utilise any tactics at its discretion in executing or placing Client Orders.

Yield

Trades are arranged OTC and broker selection will depend

in part on the yield offered for the desired tenor – however,

there are many circumstances where other execution factor

are prioritised in order to get the best possible result for the

Client Order as described below.

Execution factor(s) prioritised: Price

Order size

In some cases, order size may be small compared to

normal market size and in such cases yield may need to be

de-prioritised in favour of likelihood of execution as there may well be a limited choice of brokers willing to trade small size.

Execution factor(s) prioritised: Likelihood of execution

Issuer credit rating

The credit rating of the issuer is also critical both due to regulatory limits and also internal limits. The credit risk of issuers across different tenors is constantly under review and this can lead to changes to the approval status on a relatively frequent basis. Whilst the best yield will be sought, this will be within a limited pool of issuers that meet the credit criteria,

so traders thereby combine this additional Execution Factor

to that of price (yield).

Execution factor(s) prioritised: Nature of order

Urgency of execution/scarcity of supply

In many cases yields will be the same or very similar so the response time to trade becomes the overriding factor where

supply is scarce. In these cases, traders prioritise speed and likelihood of execution over yield.

Execution factor(s) prioritised: Speed of execution

G.

Debt instrument best execution monitoring

There are four stages at which IAML will monitor Best Execution:

–	By the trading desk upon receipt but prior to the routing of a Client Order (see Section 1 below);
–	By the trading desk upon routing but prior to execution of a Client Order (see Section 2 below);
–	By the trading desk and trading committee following the execution of a Client Order (see Section 3 below); and
–	By the compliance function of IAML independently on a post-trade and sample basis (see Section 4 below).

1.

Monitoring upon receipt, but prior to routing a Client Order

Prior to routing a Client Order, the trader will assess the

market in order to prioritise the execution factor. To do

this, traders have:

i)	Access to real-time price information in the relevant markets.
ii)	Information showing which firms have an interest in trading a particular product (indications of interest), and
iii)	Advertised/published historic quotes and trade volumes (where applicable).

Once an assessment has been made, prioritisation of the

execution factor is determined and a trading strategy

chosen. A Client Order will then be routed based on that

trading strategy.

2.	Monitoring upon routing but prior to execution (in whole or in part) of a Client Order
i)	Once a Client Order has been routed, Invesco may track and monitor the performance of that Client Order to determine whether any changes are required to the tactical approach, depending on the type of security being traded.
ii)	For example, if there are adverse price movements which the trading desk may consider detrimental to the trade performance it may choose to alter the trading strategy by withdrawing from the market or imposing a temporary price or size limit. The trading desk will usually discuss the approach taken with the portfolio manager as the Client Order progresses if the price moves away from the initial expected outcome.

3.

Monitoring following execution of a Client Order

i)	Trades are subject to post trade monitoring as part of the best execution process – competing quotes are captured (where applicable) and reviewed by the front office and/ or outlier trades, measured against a market benchmark in TCA analysis, are reviewed where available.
ii)	The monitoring output is reviewed in 2 ways:
(a)	Firstly, by the trading desk on a monthly basis (by reviewing, where applicable, competing quotes and commenting on the execution factor that were prioritised in the event that competing quotes were not obtained for any given order) and then;
(b)	On a quarterly basis by a senior oversight committee (where execution performance (including against TCA analysis where applicable), Approved Counterparties, trading strategy and venues are discussed).

4.

Post-trade independent monitoring

Invesco compliance monitoring team will oversee the front

office Best Execution process. Independent monitoring

ensures a function other than trading desk can review,

assess and challenge the trade execution process.

Such monitoring will include a sample-based review of

monitoring outliers (comprising an independent review to

ensure multiple quotes were captured, where applicable,

an independent review of instances where competing

quotes were not obtained, a review of execution timeliness

on a sample basis, attendance at senior oversight

committees, and oversight of policies and procedures.

Note: Data by venues, brokers, market makers, SIs and

other liquidity providers under MiFID II will be reviewed

and incorporated where it adds value to the existing

monitoring processes.

Schedule 2 – Order Execution Policy
F-28

6.

Derivatives

A.

Scope

This section of the Policy covers the following:

Credit Derivatives

i)	Bond Futures
ii)	Credit Default Swaps (CDS)
iii)	CDS Options
iv)	Total Return Swaps

Interest Rate Derivatives

i)	Futures
ii)	Interest Rate Swaps
iii)	Interest Rate Swaptions
iv)	Inflation Swap/Swaptions

Currency Derivatives

i)	FX Forwards
ii)	FX Options
iii)	FX (Volatility) Swaps
iv)	Currency Futures

Equity Derivatives

i)	Options
ii)	Index and Single Stock Futures
iii)	Variance Swaps
iv)	Warrants
v)	Total Return Swaps

Commodities Derivatives

i)	Commodity Futures
ii)	Total Return Swaps

B.

Selecting venues or brokers

IAML will decide, for each individual trade, the appropriate method of order placement or execution, based on the variables set out in Section C below. The broker selection process is also based on a number of additional factors, which would include: – inventory for roll trades, specialisation, coverage (asset classes) and general clearing and give up capabilities.

Methods might include either, or a combination of, the following:

i)	The relevant IAML trading desk can solicit bids and/or offers from more than one Approved Counterparty and the Approved Counterparty with the best price will have the Client Order subsequently routed to it.
ii)	For some instruments, traders will review on-screen pricing to decide where to route electronic orders.
iii)	In some cases, approved counterparties will contact the trading team directly (via telephone calls, emails and instant messaging) with specific bids and offers.

C.

Derivatives order handling and routing

The execution factor for any Client Order are price, cost,

speed, likelihood of execution and settlement, size, nature and any other consideration relevant to the execution of the order.

Price will generally be given the highest relative importance when determining how and where to execute or place the

order, but other factors can become significant depending on various execution criteria including, but not limited to:

i)	Urgency of execution;
ii)	Requirement to maintain anonymity or manage market impact (implicit costs);
iii)	Objectives of the Client or specific instructions;
iv)	Liquidity of the instrument;
v)	Available execution venues or brokers for the particular order.

The execution factor relating to the individual order are given a relative weighting in light of a wide range of elements that could influence the outcome of the execution. This will determine the appropriate course of action given the options available.

The trader has the following execution options available:

i)	Engage a sales trader/salesperson at a brokerage or investment bank, via voice or secure message (generally for OTC);
ii)	Electronic access (generally for listed derivatives, FX trades and also for certain swap trades).

Note: When executing Futures on exchange, certain execution

fees may be payable.

D.

Example scenarios – listed derivatives

To help explain how different conditions/circumstances

impact prioritisation of the execution factor and choice of

venue/broker, a non-exhaustive list of hypothetical trading

scenarios is provided below. These are illustrative only and

IAML reserves the right to utilise any tactics at its discretion in executing or placing Client Orders.

Standard size orders

For standard size orders brokers will execute at the prevailing market price and explicit costs are equivalent across all brokers.

Therefore, price and costs are deprioritised as execution factor and factors such as speed become more important.

Execution factor(s) prioritised: Speed of execution

Volatility

In some cases, where the market is particularly volatile, it may be necessary to trade more quickly to achieve a better price than would be obtained if the order were to be executed over a period of time. In this case, the trader may obtain a “risk price”

from a counterparty who would use their own capital to facilitate the trade thereby prioritising likelihood of execution in relation to order size.

Execution factor(s) prioritised: Speed of execution

Larger orders

In the absence of volatility, and to limit undue market impact costs of larger size orders, a more passive approach may be

employed to complete an order, thereby de-prioritising speed and prioritising cost.

Execution factor(s) prioritised: Implicit cost

E.

Example scenarios – OTC Derivatives (incl. FX)

Price

Generally, for standard size trades, multiple quotes are obtained and the best quote will be selected, thereby prioritising price over other execution factors.

Execution factor(s) prioritised: Price

Large Orders

In some situations, where an order represents a volume which may move the market, the trader may choose to solicit a bid (or offer) for the whole order from a single counterparty. This may be at a discount or premium to the prevailing mid-price. This approach prioritises the execution factor of speed and size and may be used in very large orders as an alternative to splitting the order into smaller elements which, while minimising market impact, may delay the completion of the order and maintain

exposure for longer than is anticipated by the portfolio manager.

Execution factor(s) prioritised: Size of order

Schedule 2 – Order Execution Policy
F-29

6.

Derivatives

F.

Derivative instrument best execution monitoring

There are three stages at which IAML will monitor Best Execution:

–	By the trading desk upon receipt but prior to the routing of a Client Order (see Section 1 below);
–	By the trading desk and trading committee following the execution of a Client Order (see Section 2 below) and
–	By Compliance function of IAML independently on a posttrade and sample basis (see Section 3 below).

1.

Monitoring upon receipt, but prior to routing a Client Order

Prior to routing a Client Order, the trader will assess the

market in order to prioritise the execution factor. To do

this, traders have:

i)	Access to real-time price information in the relevant markets.
ii)	Information showing which firms have an interest in trading a particular product (indications of interest), and
iii)	Advertised/published historic quotes and trade volumes (where applicable).
iv)	For less visible OTC markets, traders can reference historic data captured by traders on high performing brokers for any given asset class.

Once an assessment has been made, prioritisation of the

execution factor is determined and a trading strategy

chosen. A Client Order will then be routed based on that

trading strategy.

2.

Monitoring following execution of a Client Order

i)	Trades are subject to post trade monitoring as part of the best execution process – competing quotes are captured (where applicable for OTC instruments) and reviewed by the front office. Trades performance measured against a market benchmark in TCA analysis, are reviewed for futures and FX trading.
ii)	The monitoring output is reviewed in 2 ways:
(a)	Firstly, by the trading desk (by capturing and reviewing, where applicable, competing quotes on OTC trades) and then;
(b)	On a quarterly basis by a senior oversight committee (where execution performance (including against TCA analysis, where applicable), Approved Counterparties, trading strategy and venues are discussed).

3.

Post-trade independent monitoring

Invesco compliance monitoring team will oversee the front

office Best Execution process. Independent monitoring

ensures a function other than trading desk can review,

assess and challenge the trade execution process.

Such monitoring will include a sample-based review

of trading desk quotes for OTC instruments, where

applicable, attendance at senior oversight committees, a

review of OTC execution timeliness on a sample basis and

oversight of policies and procedures.

Note: Data published by venues, brokers, market

makers,SIs and other liquidity providers under MiFID II will be reviewed and incorporated where it adds value to the

existing monitoring processes.

7.

Securities Financing Transactions

A.

Scope

This section of the Policy covers the following:

i)	Repurchase Agreements (“Repos”)
ii)	Reverse Repurchase Agreements (“Reverse Repos”)

B.

Selecting venues or brokers

i)	Repos
IAML will decide, for each individual trade, the appropriate method of order placement or execution, based on the variables set out in Section C below. In some instances, the brokerage firm or investment bank may make offers to IAML. These are reviewed in line with the variables set out in Section C and executed accordingly. There are a limited number of brokers that are available for executing Repos.
ii)	Reverse Repos
IAML will decide, for each individual trade, the appropriate method of order placement or execution, based on the variables set out in Section C below. IAML will always approach brokers (approved counterparties) for the execution of these trades.

C.

Order handling and routing

The primary factors for Repos are either explicitly dictated by the client (directed) or will be a combination of the following factors:

i)	Counterparty Risk;
ii)	Diversification;
iii)	Rate of return (interest)

The primary factors for Reverse Repos are a combination of the following factors:

i)	Diversification;
ii)	Counterparty Risk;
iii)	Repo rate being offered by the counterparty;
iv)	Collateral type

D.

Example scenarios

Repos

There are select banks and brokerage firms who have been

approved for repo having considered counterparty risks and

diversification. Approved brokers may approach IAML to make

an offer on a Repo. Where conditions for counterparty risk and diversification are met, the rate of return (interest) becomes the primary driver.

Execution factor(s) prioritised: Price

Reverse Repos

In a market where the supply is constrained, ensuring the trade is executed is a key consideration. Repo rates are obtained

from brokers every day. Having considered diversification,

counterparty risk, repo rate and collateral type, likelihood of execution becomes the primary driver in a scenario where there is limited supply.

Execution factor(s) prioritised: Likelihood of execution

Schedule 2 – Order Execution Policy
F-30

8.

Structured finance instruments

A.

Scope

This section of the Policy covers Structured Finance Instruments, specifically, Collateralised Loan Obligations (“CLO”) liabilities in the form of rated notes/bonds.

B.

Selecting venues or brokers

IAML will decide, for each individual trade, the appropriate method of order placement or execution, based on the variables set out in Section C below. This might include either, or a combination of, the following:

i)	The Trading Desk can solicit bids and/or offers from one or more Approved Counterparties and the Approved Counterparty with the best price will generally have the Client Order subsequently routed to it. This process can also take place on electronic platforms (MTFs) or Dark Pools.
ii)	For some instruments, Approved Counterparties will contact the trading team directly (via telephone calls, emails and instant messaging) with specific bids and offers.

C.

CLO order handling and routing

The execution factor for any Client Order are price, cost, speed, likelihood of execution and settlement, size, nature and any other consideration relevant to the execution of the order.
Price will generally be given the highest relative importance when determining how and where to execute or place the order, but other factors can become significant depending on various execution criteria including, but not limited to:

i)	Likelihood of timely execution;
ii)	Requirement to maintain anonymity or manage market impact (implicit costs);
iii)	Objectives of the Client or specific instructions;
iv)	Liquidity of the instrument;
v)	Available execution venues or brokers for the particular order.

The execution factor relating to the individual order are given a relative weighting in light of a wide range of elements that could influence the outcome of the execution. This will determine the appropriate course of action given the options available.

The trader has a variety of execution options available:

i)	Engage a salesperson or trader at a brokerage or investment bank, via voice or secure message;
ii)	Electronic access;
iii)	Access liquidity via Dark Pools;
iv)	Combination of the above.

D.

Example scenarios – CLO

To help explain how different conditions/circumstances

impact prioritisation of the execution factor and choice of

venue/broker, a non-exhaustive list of hypothetical trading

scenarios is provided below. These are illustrative only and

IAML reserves the right to utilise any strategy at its discretion in executing or placing Client Orders.

Price

Most CLO trades are arranged off exchange, or over-thecounter (OTC) and competing quotes are obtained from different brokers. The best quote (highest bid or lowest offer as applicable) will generally be selected.

Execution factor(s) prioritised: Price

Large orders

In some cases, order size may be very large compared to

normal market size. In order to minimise secondary market

impact the trading desk will select one or two counterparties to ascertain if they are interested in putting a risk bid on large size. Each trade is treated on a case by case basis and the

counterparty selected is based on prior history in that CLO

(or similar) and also if they have existing interest in smaller sizes of the CLO.

Execution factor(s) prioritised: Implicit cost

Liquidity

Some CLOs may be illiquid and, if this is the case, traders

will utilise an independent mark to market valuation from

the custodian as a basis for discussion with counterparties.

Where opportunities to execute all or part of an order exists,

these will generally be taken.

Execution factor(s) prioritised: Likelihood of execution

New issues

Where brokers bring new issues to the market IAML will place an order with the relevant syndicate teams and then settle via the

B&D (Billing and Delivering) broker where possible, and where not possible via one of the other brokers in the syndicate.

Execution factor(s) prioritised: Nature of order – New issue

Placing an order with a broker

In certain situations, IAML may place an order with a broker to execute on IAML’s behalf, which will give the broker time to market IAML’s position if they reach IAML’s target price.

Execution factor(s) prioritised: Price

Volatility

In other cases, where the market is particularly volatile, it may be necessary to trade more quickly to achieve a better price than would be obtained if the order were to be worked over a period of time. In this case, the trader may obtain a “risk price”

from a counterparty who would use their own capital to facilitate the trade.

Execution factor(s) prioritised: Likelihood of execution

E.

CLO best execution monitoring

There are four stages at which IAML will monitor Best Execution:

–	By the trading desk upon receipt but prior to the routing of a Client Order (see Section 1 below);
–	By the trading desk upon routing but prior to execution of a Client Order (see Section 2 below);
–	By the trading desk and trading committee following the execution of a Client Order (see Section 3 below); and
–	By the compliance function of IAML independently on a post-trade and sample basis (see Section 4 below).

1.

Monitoring upon receipt, but prior to routing a Client Order

Prior to routing a Client Order, the trader will assess the

market in order to prioritise the execution factor. To do

this, traders have:

i)	Access to real-time price information in the relevant markets.
ii)	Information showing which firms have an interest in trading a particular product (indications of interest), and
iii)	Advertised/published historic quotes and trade volumes (where applicable).

Once an assessment has been made, prioritisation of the

execution factor is determined and a trading strategy

chosen. A Client Order will then be routed based on that

trading strategy.

Schedule 2 – Order Execution Policy
F-31

8.

Structured finance instruments

2.	Monitoring upon routing but prior to execution (in whole or in part) of a Client Order
i)	Once a Client Order has been routed, Invesco may track and monitor the performance of that Client Order to determine whether any changes are required to the tactical approach, depending on the type of security being traded.
ii)	For example, if there are adverse price movements which the trading desk may consider detrimental to the trade performance it may choose to alter the trading strategy by withdrawing from the market or imposing a temporary price or size limit. The trading desk will usually discuss the approach taken with the portfolio manager as the Client Order progresses if the price moves away from the initial expected outcome.

3.

Monitoring following execution of a Client Order

i)	Trades are subject to post trade monitoring as part of the best execution process – and reviewed by the front office and outlier trades are reviewed by the back office.
ii)	The monitoring output is reviewed on a quarterly basis by a senior oversight committee (where execution performance, approved counterparties/venues and trading strategy are discussed).

4.

Post-trade independent monitoring

Invesco compliance monitoring team will oversee the front

office Best Execution process. Independent monitoring

ensures a function other than trading desk can review,

assess and challenge the trade execution process.

Such monitoring will include attendance at senior oversight

committees, and oversight of policies and procedures.

Note: Data published by venues, brokers, market makers,

SIs and other liquidity providers under MiFID II will, be

reviewed and incorporated where it adds value to the

existing monitoring processes.

Schedule 2 – Order Execution Policy
F-32

Annex I – Regulated markets, MTF’s and OTF’s

Regulated market

Exchange Location	Exchange
Austria	WIENER BOERSE
Belgium	NYSE EURONEXT BRUSSELS
Cyprus	CYPRUS SE
Czech Rep	PRAGUE SE
Denmark	OMX NORDIC EXCHANGE COPENHAGEN
Estonia	NASDAQ OMX TALLINN
Finland	NASDAQ OMX HELSINKI
France	NYSE EURONEXT PARIS
Germany	XETRA
Greece	ATHENS EXCHANGE
Hungary	BUDAPEST SE
Ireland	IRISH SE
Israel	TEL AVIV SE
Italy	ELECTRONIC SHARE MARKET
Latvia	NASDAQ OMX RIGA
Lithuania	NASDAQ OMX VILNIUS
Netherlands	NYSE EURONEXT AMSTERDAM
Norway	OSLO BORS
Poland	WARSAW SE
Portugal	NYSE EURONEXT LISBON
Russia	MOSCOW EXCHANGE
South Africa	JOHANNESBURG SE
Spain	BOLSA DE MADRID
Sweden	NASDAQ OMX NORDIC
Switzerland	SIX/SWISS EXCHANGE
Turkey	ISTANBUL SE
UK	LONDON SE

MTF’s and OTF’s

Venue	Type	Price transparency
BATS	MTF	Lit
Chi-X	MTF	Lit
Turquoise	MTF	Lit
Bloomberg	MTF	Lit
Tradeweb	MTF	Lit
MarketAxess	MTF	Lit
Liquidnet	MTF	Lit
FX Connect	MTF	Lit
Integral	MTF	Lit
ITG Posit	MTF	Dark
Chi-Delta	MTF	Dark
BATS Dark	MTF	Dark
GS SigmaX MTF	MTF	Dark
KC Blink MTF	MTF	Dark
Turquoise MidPoint	MTF	Dark
Instinet BlockMatch	MTF	Dark
UBS MTF	MTF	Dark
Liquidnet	MTF	Dark
CS CrossFinder	MTF	Dark
CitiMatch	MTF	Dark
DB SuperX	MTF	Dark
JPMX	MTF	Dark
MSPool	MTF	Dark
SEB X	MTF	Dark

Schedule 2 – Order Execution Policy
F-33

Annex I – Regulated markets, MTF’s and OTF’s

SI’s

Country	Name-Institution Description
Denmark	DANSKE BANK A/S - SYSTEMATIC INTERNALISER
Finland	NORDEA - SYSTEMATIC INTERNALISER
France	EXANE BNP PARIBAS - SYSTEMATIC INTERNALISER
France	SOCIETE GENERALE - SYSTEMATIC INTERNALISER
Germany	BERENBERG - SYSTEMATIC - INTERNALISER
Germany	DEUTSCHE BANK AG - SYSTEMATIC INTERNALISER
Germany	J.P. MORGAN AG - SYSTEMATIC INTERNALISER
Germany	MORGAN STANLEY EUROPE S.E. - SYSTEMATIC INTERNALISER
Germany	SSW MARKET MAKING - SYSTEMATIC INTERNALISER
Ireland	VIRTU FINANCIAL IRELAND LIMITED - SYSTEMATIC INTERNALISER
Norway	DNB BANK ASA - SYSTEMATIC INTERNALISER
Sweden	CARNEGIE INVESTMENT BANK AB - SYSTEMATIC INTERNALISER
The Netherlands	IMC - SYSTEMATIC INTERNALISER
The Netherlands	JUMP TRADING EUROPE - SYSTEMATIC INTERNALISER
UK	BARCLAYS CAPITAL SECURITIES LIMITED - SYSTEMATIC INTERNALISER
UK	CITADEL CONNECT EUROPE - SYSTEMATIC INTERNALISER
UK	CITIGROUP GLOBAL MARKETS EUROPE AG - LONDON BRANCH - SYSTEMATIC INTERNALISER
UK	CREDIT SUISSE SECURITIES (EUROPE) LIMITED - SYSTEMATIC INTERNALISER
UK	GOLDMAN SACHS INTERNATIONAL - SYSTEMATIC INTERNALISER
UK	HSBC - SYSTEMATIC INTERNALISER
UK	HUDSON RIVER TRADING - SYSTEMATIC INTERNALISER
UK	INVESTEC BANK PLC - SYSTEMATIC INTERNALISER
UK	JANE STREET FINANCIAL LTD - SYSTEMATIC INTERNALISER
UK	JEFFERIES INTERNATIONAL - SYSTEMATIC INTERNALISER
UK	JUMP LIQUIDITY - SYSTEMATIC INTERNALISER
UK	MACQUARIE BANK INTERNATIONAL LIMITED - SYSTEMATIC INTERNALISER
UK	MACQUARIE BANK LIMITED, LONDON BRANCH - SYSTEMATIC INTERNALISER
UK	MERRILL LYNCH INTERNATIONAL - RFQ - SYSTEMATIC INTERNALISER
UK	MERRILL LYNCH INTERNATIONAL - SYSTEMATIC INTERNALISER
UK	MORGAN STANLEY AND CO. INTERNATIONAL PLC - SYSTEMATIC INTERNALISER
UK	SUN TRADING INTERNATIONAL - SYSTEMATIC INTERNALISER
UK	TOWER RESEARCH CAPITAL EUROPE LTD
UK	UBS AG LONDON BRANCH - SYSTEMATIC INTERNALISER
UK	XTX MARKETS
US	J.P. MORGAN - SYSTEMATIC INTERNALISER

Schedule 2 – Order Execution Policy
F-34

Annex II – Approved Counterparty List

The approved broker list as at the date of this Policy is set out below. Reference to a broker includes subsidiaries and affiliates of that broker.

Equities

ABG Sundal Collier ASA

ABN AMRO Bank NV

Ahorro Corporacion Financiera SV SA

Arctic Securities AS

Arden Partners PLC

Auerbach Grayson & Company LLC

Autonomous Research LLP

Baader Helvea Limited

Banco Bilbao Vizcaya Argentaria Sociedad Anonima

Banco Português De Investimento SA

Bank Vontobel Europe AG

Barclays Capital Securities Limited

BNP Paribas

BTIG Limited

Canaccord Genuity Limited

Cantor Fitzgerald Europe

Carnegie Investment Bank AB

Cenkos Securities PLC

Charles Stanley & Co. Limited

Citigroup Global Markets Limited

Clarksons Platou Securities AS

CM-CIC Market Solutions, Inc.

Commerzbank Aktiengesellschaft

Cooperatieve Rabobank U.A.

Credit Suisse Securities (Europe) Limited

Danske Bank A/S

Deutsche Bank Aktiengesellschaft

DNB Bank ASA

Exane

Excellence Nessuah Brokerage Services Ltd

Fidentiis Equities, S.V., S.A.

Financial Brokerage Group (EFG Hermes Holding S.A.E)

Flow Traders B.V.

Goldman Sachs International

Goodbody Stockbrokers UC

Green Street Advisors (UK) Limited

Haitong International (UK) Limited

Hauck & Aufhaeuser Privatbankiers Aktiengesellschaft

HSBC Bank PLC

ING Bank N.V.

Instinet Europe Limited

Intermonte SIM S.P.A.

Investec Bank PLC

J&E Davy

J.P. Morgan Securities PLC

Jane Street Financial Limited

Jefferies International Limited

JM Finn & Co Ltd

Joh Berenberg, Gossler & Co KG

Jonestrading International Limited

KBC Securities

Kempen & Co N.V.

Kepler Cheuvreux

Liberum Capital Limited

Liquidnet Europe Limited

Louis Capital Markets UK LLP

M.M Warburg & Co Hypothekenbank Aktiengesellschaft

Macquarie Capital (Europe) Limited

Mainfirst Bank Aktiengesellschaft

Mediobanca Banca Di Credito Finanziario Societa Per Azioni

Merrill Lynch International

Mirabaud Securities Limited

Morgan Stanley & Co. International PLC

N+1 Singer Capital Markets Limited

Natixis

Nomura International PLC

Nordea Bank Abp

Northern Trust Securities LLP

Numis Securities Limited

Oddo BHF ProActif Europe PEA

Olivetree Financial Limited

Optiver V.O.F

Panmure Gordon (UK) Limited

Peel Hunt LLP

Petercam SA/NV

QNB Finans Yatirim Menkul Değerler A.Ş.

RBC Europe Limited

Redburn (Europe) Limited

Renaissance Securities (Cyprus) Limited

Sanford C. Bernstein Limited

Sberbank CIB (UK) Limited

Shore Capital Markets Limited

Societe Generale SA

State Street Europe Limited

Stifel Nicolaus Europe Limited

Susquehanna International Securities Limited

Svenska Handelsbanken AB (PUBL)

UBS AG

Unlu Menkul Degerler A.S.

Virtu Financial Ireland Limited

Virtu ITG Europe Limited

VTB Capital PLC

Wiener Privatbank SE

Winterflood Securities Limited

Wood & Company Financial Services, A.S

Schedule 2 – Order Execution Policy
F-35

Annex II – Approved Counterparty List

Exchange Traded Products

Bank of America Merrill Lynch

Barclays

BNP Paribas

Cantor Fitzgerald

Citigroup

Deutsche Bank

Goldman Sachs

HSBC

Jane Street Financial Limited

JP Morgan Chase

Macquarie Capital (Europe) Limited

Morgan Stanley

Nomura

Societe Generale SA

UBS AG

Securities Financing Transactions (Repos/Reverse Repos)

Barclays Bank PLC

Citigroup Global Markets Limited

Credit Suisse Securities (Europe) Limited

HSBC Bank PLC

Schedule 2 – Order Execution Policy
F-36

Annex II – Approved Counterparty List

Debt Instruments (Bonds) and Structured Finance Instrument

ABN AMRO Bank NV

Australia and New Zealand Banking Group Limited

Autonomous Research LLP

Banca IMI S.P.A. In Forma Abbreviata Anche Solo IMI S.P.A.

Banco Bilbao Vizcaya Argentaria Sociedad Anonima

Banco Santander S.A.

Bank of China International (UK) Limited

Bank of Montreal

Barclays Capital Securities Limited

BGC Brokers L.P. (Formerly Mint Partners)

BMO Capital Markets Corp.

BNP Paribas

BNP Paribas (China) Co Ltd

Canaccord Genuity Limited

Canadian Imperial Bank of Commerce

Cantor Fitzgerald Europe

Charles Stanley & Co. Limited

Citibank Europe Public Limited Company

Citigroup Global Markets Limited

CLSA (UK)

Commerzbank Aktiengesellschaft

Cooperatieve Rabobank U.A.

Credit Agricole Corporate and Investment Bank

Credit Suisse Securities (Europe) Limited

Daiwa Capital Markets Europe Limited

Danske Bank A/S

DBS Bank Ltd

Dekabank Deutsche Girozentrale

Deutsche Bank (China) Co Ltd

Deutsche Bank Aktiengesellschaft

DZ Bank AG Deutsche Zentral-Genossenschaftsbank

Frankfurt Am Main

Flow Traders B.V.

GFI Securities Limited

Goldman Sachs International

Guy Butler Limited

HSBC Bank (China) Co Ltd

HSBC Bank PLC

Imperial Capital (International) LLP

Industrial and Commercial Bank of China (Asia) Limited

ING Bank N.V.

Invesco Fund Managers Limited

Jane Street Financial Limited

Jefferies International Limited

JP Morgan Chase Bank (China) Company Limited

JPMorgan Securities PLC

Landesbank Baden - Wurttemberg

LLB Invest Kapitalanlagegesellschaft M.B.H

Lloyds Bank Corporate Markets PLC

Lloyds Bank PLC

MarketAxess Capital Limited

Merrill Lynch International

Mirabaud Securities Limited

Mitsubishi UFJ Trust and Banking Corporation

Mitsubishi UFJ Trust International Limited

Mizuho International PLC

Morgan Stanley & Co. International PLC

MUFG Securities EMEA PLC

National Bank Financial Inc.

Natixis

Natwest Markets PLC (Formaly Royal Bank of Scotland Public Limited
Company (The))

Nomura International PLC

Nordea Bank Abp

Numis Securities Limited

Panmure Gordon (UK) Limited

Pato Securities As

Qatar National Bank (Q.P.S.C.)

RBC Europe Limited

Robert W. Baird & Co. Incorporated

SC Lowy Primary Investments, Ltd.

Scotiabank Europe PLC

Seaport Group Europe LLP (The)

Skandinaviska Enskilda Banken AB

SMBC Nikko Capital Markets Limited

Smith and Williamson Investment Services Limited

Societe Generale SA

Standard Chartered Bank

Standard Chartered Global Business Services Co Ltd

State Street Bank International GmbH

Stifel Nicolaus Europe Limited

Sumitomo Mitsui Banking Corporation Europe Limited

Susquehanna International Securities Limited

Tavira Securities Limited

Toronto-Dominion Bank (The)

Tradition (UK) Limited

Tullett Prebon (Securities) Limited

UBS AG

Unicredit Bank AG

Valcourt SA

VTB Capital PLC

Wells Fargo Securities International Limited

Schedule 2 – Order Execution Policy
F-37

Annex II – Approved Counterparty List

Money Market Instruments

(Cash/Time deposits)

ABN AMRO Bank NV

Australia and New Zealand Banking Group Limited

Banco Bilbao Vizcaya Argentaria Sociedad Anonima

Bank of Montreal

Barclays Bank PLC

BGC Brokers L.P. (Formerly Mint Partners)

BMO Capital Markets Corp.

BNP Paribas

BNP Paribas Securities Services SCA

Canadian Imperial Bank of Commerce

Cooperatieve Rabobank U.A.

Credit Agricole Corporate and Investment Bank

Danske Bank A/S

First Abu Dhabi Bank (PJSC)

HSBC Bank PLC

ING Bank N.V.

JP Morgan Chase Bank, National Association

Landesbank Baden - Wurttemberg

Landesbank Berlin AG

Lloyds Bank PLC

Merrill Lynch International

Mitsubishi UFJ Trust and Banking Corporation

Mizuho Bank Ltd

Mizuho International PLC

NAB Europe Limited

Natixis

Natwest Markets PLC (Formaly Royal Bank of Scotland Public Limited
Company (The))

Nordea Bank Abp

Qatar National Bank (Q.P.S.C.)

Royal Bank of Canada

Scotiabank Europe PLC

Skandinaviska Enskilda Banken AB

SMBC Nikko Capital Markets Limited

Societe Generale SA

Standard Chartered Bank

Sumitomo Mitsui Banking Corporation Europe Limited

Tradition (UK) Limited

UBS AG

Unicredit Bank AG

Unicredit Bank Austria AG

Schedule 2 – Order Execution Policy
F-38

Annex II – Approved Counterparty List

Currency Derivatives (FX/Non-DVP like FX Spot/FX Forwards)

Bank Gutmann Aktiengesellschaft

Bank of New York Mellon (The)

Bank of New York Mellon SA/NV (The)

Barclays Bank Ireland Public Limited Company

Barclays Bank PLC

Bayerische Landesbank

BNL Azioni Europa Dividendo

BNP Paribas

BNP Paribas Emissions-Und Handelsgesellschaft mbH

BNP Paribas Securities Services SCA

Canadian Imperial Bank of Commerce

Citibank Europe Public Limited Company

Citibank Japan Limited

Citigroup Global Markets Limited

Commerzbank Aktiengesellschaft

Dekabank Deutsche Girozentrale

Deutsche Bank Aktiengesellschaft

DZ Bank AG Deutsche Zentral-Genossenschaftsbank

Frankfurt Am Main

Erste Group Bank AG

Goldman Sachs International

Goldman Sachs Japan Co., Ltd

Hamburger Sparkasse AG

HSBC Bank PLC

HSBC Bank USA National Association

JP Morgan A.G

JP Morgan Chase Bank, National Association

JP Morgan Securities PLC

Landesbank Baden - Wurttemberg

Liechtensteinische Landesbank (Osterreich) AG

Lloyds Bank Corporate Markets PLC

Lloyds Bank PLC

Macquarie Bank Limited

Merrill Lynch International

Mitsubishi UFJ Trust and Banking Corporation

Morgan Stanley & Co. International PLC

Nab Europe Limited

Natwest Markets PLC (Formaly Royal Bank of Scotland Public Limited
Company (The))

Nomura International PLC

Northern Trust Company (The)

Oberbank AG

Raiffeisen Bank International AG

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

Royal Bank of Canada

Societe Generale SA

Standard Chartered Bank

Standard Chartered Global Business Services Co Ltd

State Street Bank International GmbH

State Street Europe Limited

State Street Trust and Banking Company, Limited

Sumitomo Mitsui Banking Corporation Europe Limited

Toronto-Dominion Bank (The)

UBS AG

UBS Switzerland AG

Unicredit Bank Austria AG

Schedule 2 – Order Execution Policy
F-39

Annex II – Approved Counterparty List

Equity, Interest Rate and Credit Derivatives (OTC Derivatives/Swaps/Options)

Bank of America National Association

Bank of America Merrill Lynch International Designated

Activity Company

Barclays Bank PLC

Barclays Capital Securities Limited

Barclays Bank Ireland Public Limited Company

BNP Paribas

BofA Securities Europe SA

Canadian Imperial Bank of Commerce

Citibank Europe Public Limited Company

Citigroup Global Markets Limited

Citigroup Global Markets Europe AG

Citibank National Association

Commerzbank Aktiengesellschaft

Credit Suisse International

Credit Suisse Securities (Europe) Limited

Credit Suisse Securities Sociedad De Valores Sociedad

Anonima

DekaBank Deutsche Girozentrale

DZ Bank AG Deutsche Zentral-Genossenschaftsbank

Frankfurt Am Main

Erste Group Bank AG

Goldman Sachs Bank Europe SE

Goldman Sachs International

Hamburger Sparkasse AG

HSBC France

HSBC Bank PLC

HSBC Bank USA National Association

JP Morgan AG

JP Morgan Securities PLC

JP Morgan Chase Bank, National Association

Landesbank Baden - Wurttemberg

Lloyds Bank PLC

Macquarie Bank Limited

Merrill Lynch International

Morgan Stanley Capital Services LLC

Morgan Stanley & Co. International PLC

Morgan Stanley Europe SE

Natwest Markets PLC (Formaly Royal Bank of Scotland Public

Limited Company (The))

Natwest Markets N.V.

Nomura Global Financial Products Inc

Nomura International PLC

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

Royal Bank of Canada

Skandinaviska Enskilda Banken AB

Societe Generale SA

Standard Chartered Bank

Standard Chartered Bank AG

State Street Bank International GmbH

Toronto-Dominion Bank (The)

UBS AG

Unicredit Bank AG

Schedule 2 – Order Execution Policy
F-40

Important information

Issued by: Invesco Fund Managers Limited Reg No 898166 and Invesco Asset

Management Limited Reg No 949417. Both entities are authorised and regulated by the Financial Conduct Authority

Invesco Pensions Limited Reg No 3507379. Authorised by the Prudential Regulation

Authority and regulated by the Financial Conduct Authority and the Prudential

Regulation Authority

All companies are registered in England at Perpetual Park, Perpetual Park Drive,
Henley on-Thames, Oxfordshire RG9 1HH, UK

Group VAT No 245 055 771

64884-v1/PDF/121119

Schedule 2 – Order Execution Policy
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Appendix F-6: Proposed Sub-Sub-Advisory Agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited

INVESTMENT SUBADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE HONG KONG LIMITED

This INVESTMENT SUBADVISORY AGREEMENT (the “Agreement”), is dated as of _____________________, by and between T. ROWE PRICE ASSOCIATES, INC. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with its principal office at 100 East Pratt Street, Baltimore MD 21202, United States and T. ROWE PRICE HONG KONG LIMITED, (the “Subadviser”), a company incorporated under the laws of Hong Kong whose registered office is 6/F Chater House, 8 Connaught Place, Central Hong Kong.

WHEREAS, the Adviser has amended the existing amended and restated investment subadvisory agreement, effective as of the ________________________, as amended (the “Subadvisory Agreement”) with Jackson National Asset Management, LLC (the “Company”) to add the JNL Multi-Manager Emerging Markets Equity Fund (the “Fund”), a series of JNL Series Trust (the “Trust”), effective __________________.

WHEREAS, the Subadviser is engaged in the business of, among other things, rendering discretionary investment management services and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is licensed with the Securities and Futures Commission to carry out investment management business;

WHEREAS, the Adviser is authorized under its Subadvisory Agreement to obtain such information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations under such agreement; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish certain discretionary investment management services to the Adviser with respect to the Fund, and the Subadviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.

Appointment. Adviser hereby appoints the Subadviser to furnish certain discretionary investment management and dealing facilitation services with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.

Duties of the Subadviser.

A.

Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Directors (“Board”), the Company, and the Adviser, the Subadviser shall furnish certain discretionary investment management services, as more fully described below, in relation to the investments of the Fund and in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (“Prospectus”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder. In furtherance of this duty, the Subadviser, on behalf of the Fund, is authorized to:

(1)

make discretionary investment decisions to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets, and the Adviser agrees that the Subadviser may delegate trading execution and related reporting/instruction functions to the relevant trading desk of the Adviser or one of its affiliates (“Affiliated Trading Desk”);

F-42

(2)

instruct the Affiliated Trading Desk to place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Affiliated Trading Desk on behalf of the Subadviser may select, both in respect of trades initiated pursuant to subclause (1) above and, upon request by the Adviser, in respect of investment decisions taken by the Adviser and notified to the Subadviser; and

(3)

generally, perform any other act necessary to enable the Subadviser to carry out its obligations under this Agreement or as agreed upon with the Adviser.

The Subadviser shall not exercise any voting and other rights and privileges attaching to the securities held by the Fund, unless instructed by the Adviser consistent with the terms of the Subadvisory Agreement.

B.

Personnel, Office Space, and Facilities of the Subadviser. The Subadviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Subadviser requires in the performance of its investment advisory and other obligations under this Agreement.

C.

Further Duties of the Subadviser. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Agreement and Declaration of Trust and By-Laws, and currently effective Registration Statement (as defined below), and with the written instructions and directions of the Advisor as well as the Company and the Board (as communicated by the Adviser from time to time), and shall comply with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the Advisers Act, the rules thereunder, and any other applicable U.S., state, or foreign laws and regulations. The Subadviser shall at all times perform its duties with good care as a prudent manager and exercise its authority under this Agreement faithfully for the benefit of the Adviser, the Company, and the Fund.

3.

Compensation. For the services provided and the expenses assumed by the Subadviser pursuant to this Agreement, the Adviser may pay the Subadviser an investment management fee, if any, up to, but not more than 60% of the management fee paid to the Adviser under its Subadvisory Agreement with the Company.

4.

Duties of the Adviser.

A.

The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Subadvisory Agreement, other than those delegated to the Subadviser, and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

B.

The Adviser will furnish the Subadviser with the latest copies of each of the following documents:

(1)

The Trust’s Agreement and Declaration of Trust, as amended from time to time;

(2)

The By-Laws of the Trust as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)

Certified resolutions of the Board authorizing the appointment of the Adviser and the Subadviser and approving the form of the Subadvisory Agreement and this Agreement;

(4)

The Fund’s Registration Statements under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC and all amendments thereto (“Registration Statement”);

(5)

The Notifications of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)

The Fund’s Prospectus (as previously defined);

F-43

(7)

Certified copies of any financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.	Brokerage.

A.

The Subadviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall seek or have an Affiliated Trading Desk seek to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Subadviser may, in its discretion, agree to have an Affiliated Trading Desk, subject to the monitoring obligations of the Subadviser, pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if it is determined in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of more than one client of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold (or permit an Affiliated Trading Desk to aggregate the securities to be purchased or sold) to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to its clients.

6.

Ownership of Records. The Subadviser shall maintain all books and records pertaining to investment decisions made by the Subadviser irrespective of whether the investment decisions are made based on its own discretionary investment judgment or made based on a request by the Adviser and notified to the Subadviser, which are required to be maintained by the Subadviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon their request; provided, however, the Subadviser may retain copies of such records.

7.

Reports. The Subadviser shall furnish to the Board, the Company or the Adviser, or each of them, as appropriate, such information, reports, evaluations, analyses and opinions as the Subadviser and the Board, the Company or the Adviser, as appropriate, may mutually agree upon from time to time.

8.

Services to Others Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Subadviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.

Subadviser’s Use of the Services of Others. The Subadviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Subadviser, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Subadviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder, as appropriate, or in the discharge of the Subadviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

The Subadviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ third parties, whether or not affiliated, to perform administrative, dealing and ancillary services required to enable the Subadviser to perform its services under this Agreement. It is understood that the Subadviser shall not be liable for acts of broker dealers provided they are selected in accordance with the Subadviser’s fiduciary duties.

F-44

10.

Limitation of Liability of the Subadviser. Neither the Subadviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of the Subadviser) or the Subadviser in connection with the Subadviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Company or the Fund or (ii) any error of fact or mistake of law contained in any report or data provided by the Subadviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Company or the Fund or from reckless disregard by the Subadviser or any such person of the duties of the Subadviser pursuant to this Agreement. The Subadviser shall not offer any specific benefit or compensation for the loss to the Adviser, or the Fund as far as the Subadviser has faithfully conducted its duties given to the Subadviser. The Adviser or the Fund shall not demand such benefit or compensation from the Subadviser. However, nothing herein shall constitute a waiver of liability under applicable laws and regulations which may impose liability in certain instances for acts undertaken in good faith. In case any error occurs to the Fund on the process of investment management or related acts, the Subadviser shall take a lead to settle the error to compensate the loss to the Fund and allocate to bear the corresponding amount among responsible parties.

11.

Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

A.

The Subadviser: (i) is licensed with appropriate Hong Kong regulators and is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act, or other applicable law or regulation from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or foreign law requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.

The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j- l under the 1940 Act.

C.

The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to the Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

12.

Representation of the Adviser. The Adviser represents that it is an “Institutional Professional Investor” as defined under the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission of Hong Kong (the “Code”) (being a person falling under Paragraphs (a) to (i) of the definition of “professional investor” in Section 1 of Part 1 of Schedule 1 to the Securities and Futures Ordinance). As the Adviser is classified as an Institutional Professional Investor, the Subadviser may elect to dispense with certain regulatory requirements as set out in Paragraphs 15.4 and 15.5 of the Code as well as under the Securities and Futures (Contract notes, Statements of Account and Receipts) Rules when dealing with the Adviser. Details of these regulatory requirements that may be dispensed with are set out in Appendix and the Adviser acknowledges that it has read the Appendix and fully understands the content contained therein. In the event the Adviser no longer qualifies and/or agrees to be classified as an Institutional Professional Investor, the Adviser must immediately notify the Subadviser in writing.

13.

Term of Agreement. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved by the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a Board meeting called for the purpose of voting on such approval. Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years from the date hereof, and from year to year, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually by the Board by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Board’s trustees who are not parties to this Agreement or interested persons of any such party. The Subadviser shall furnish to the Company, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

F-45

14.

Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days’ prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. the Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Subadvisory Agreement.

Any termination shall be without prejudice to the rights and liabilities of either party in respect of transactions already initiated. All outstanding transactions at the time of termination will be settled and delivery made. the Subadviser will account to the Adviser for such transactions. The Adviser will not be required to make any additional payment to the Subadviser on termination save for any periodic fee contractually due. the Subadviser may also charge and receive payment from the Adviser for any additional expenses which are necessarily incurred in terminating the Agreement plus any losses necessarily realized in settling or concluding outstanding obligations.

15.

Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law including, if necessary, being approved by vote of a majority of the Fund’s directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

16.	Miscellaneous.

A.

Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.

Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.

Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.

Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

E.

Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest: __________________________________ Name: Evan Spanitz Title: Sr. Legal Analyst	T. ROWE PRICE ASSOCIATES, INC. __________________________________ Name: Amy Norton Title: Vice President

Attest: __________________________________ Name: Title:	T. ROWE PRICE HONG KONG LIMITED ________________________________ Name: Carmen Guo Title: Vice President
F-46

Appendix

Consequences of being treated as an Institutional Professional Investor

The following sets out the details of the regulatory requirements pursuant to Paragraphs 15.4 and 15.5 of the Code and the Securities and Futures (Contract notes, Statements of Account and Receipts) Rules which the Subadviser is able to dispense with when dealing with Institutional Professional Investors such as the Adviser:

Information for clients

(a)	The need to inform the Adviser about the Subadviser and the identity and status of its employees and others acting on its behalf.
(b)	The need to confirm promptly with the Adviser the essential features of a transaction after effecting a transaction for the Adviser.
(c)	The need to provide the Adviser with documentation on the Nasdaq-Amex Pilot Program.
(d)	The need to disclose transaction related information.

Information about clients

(a)	The need to establish the Adviser’s financial situation, investment experience and investment objectives.
(b)	The need to ensure the suitability of a recommendation or solicitation.
(c)	The need to assess the Adviser’s knowledge of derivatives and characterize the Adviser based on his knowledge of derivatives.

Client agreement

The need to enter into a written agreement and the provision of relevant risk disclosure statements.

Discretionary accounts

(a)	The need for the Subadviser to obtain from the Adviser an authority in a written form prior to effecting transactions for the Adviser without its specific authority.
(b)	The need to explain the authority described under Paragraph 7.1(a)(ii) of the Code, being the authority granted by the Adviser to the Subadviser to effect transactions for the Adviser without the Adviser’s specific authorisation and the need to confirm it on an annual basis.

Securities and Futures (Contract notes, Statements of Account and Receipts) Rules

The need to provide the Adviser with contract notes and daily/monthly statements and receipts (as the case may be).

F-47

Appendix G: Compensation Paid to Sub-Advisers by Investment Companies with Similar Investment Objectives

The following table sets forth the sub-advisory fee rate paid to each Sub-Adviser and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds it sub-advises. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

AQR CAPITAL MANAGEMENT, LLC

JNL/AQR Managed Futures Strategy Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Comparable Account 1	0.65%	$56.0 million
Comparable Account 2	1.05%	$4,412.0 million

JNL/AQR Large Cap Relaxed Constraint Equity Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Comparable Account 1*	0.20%	$136.0 million

* This account offers an incentive Fee of 0.17%.

JNL/AQR Large Cap Defensive Style Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Comparable Account 1	0.19%	$274.0 million
Comparable Account 2	0.18%	$746.0 million
Comparable Account 3	0.25%	$5,759.0 million

BLACKROCK ENTITIES:

BLACKROCK INTERNATIONAL LIMITED

BLACKROCK INVESTMENT MANAGEMENT, LLC

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/BlackRock Advantage International Fund.

JNL/BlackRock Global Allocation Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Sub-Advised Fund 1	0.42% on assets $0 to $500 million 0.40% on assets $500 to $1.5 billion 0.375% on assets $1.5 billion to $2.5 billion 0.34% on assets $2.5 billion to $4 billion 0.31% on assets amounts over $4 billion	$912.5 million
Sub-Advised Fund 2	0.60% on assets $0 to $500 million 0.40% on asset over $500 million	$596.4 million

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/BlackRock Global Natural Resources Fund.

JNL/BlackRock Large Cap Select Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Sub-Advised Fund 3	0.38% on assets $0 to $25 million 0.33% on assets over $25 million up to $250 million 0.23% on assets over $250 million up to $2 billion 0.20% on all assets over $2 billion	$1,368.3 million
Sub-Advised Fund 4	0.25% on assets $0 to $1.5 billion 0.21% on assets $1.5 to $2.5 billion 0.19% on all assets over $2.5 billion	$1,790.9 million

G-1

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Sub-Advised Fund 5	0.25% on assets $0 to $1.5 billion 0.21% on assets greater than $1.5 billion and to $2.5 billion 0.19% on assets thereafter	$2,296.8 million
Sub-Advised Fund 6	0.25% on assets $0 to $1billion 0.21% on assets over $1billion up to $1.5 billion 0.19% on assets over $1.5 billion	$1,048.5 million

BOSTON PARTNERS GLOBAL INVESTORS, INC.

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/Boston Partners Global Long Short Equity Fund or the JNL Multi-Manager Alternative Fund.

CAUSEWAY CAPITAL MANAGEMENT LLC

JNL Multi-Manager International Small Cap Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Sponsored Mutual Fund	1.00%	$84.5 million

JNL/Causeway International Value Select Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Subadvised Mutual Fund #1*	0.45% on assets $0 to $350 million 0.35% on assets $350 million to $1 billion 0.30% on assets over $1 billion	$1,240.0 million
Subadvised Mutual Fund #2*	0.40% on assets $0 to $500 million 0.38% on assets $500 million to $750 million 0.35% on assets over $750 million	$709.1 million
Subadvised Mutual Fund #3*	0.45% on assets $0-$75 million 0.40% on assets $75 million to $225 million 0.30% on assets thereafter	$172.4 million

*For the portion of assets (sleeve) managed by Causeway Capital Management LLC.

CHAMPLAIN INVESTMENT PARTNERS, LLC

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL Multi-Manager Mid Cap Fund.

CLEARBRIDGE INVESTMENTS, LLC

JNL/ClearBridge Large Cap Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)		Net Assets
ClearBridge Large Cap Growth Fund	First $1 Billion: Next $1 Billion: Next $3 Billion: Next $5 Billion: Over $10 Billion:	0.4900% 0.4760% 0.4550% 0.4200% 0.3850%	$15,728.6 million
ClearBridge Variable Large Cap Growth Portfolio	Next $1 Billion: First $1 Billion: Next $3 Billion: Next $3 Billion: Over $10 Billion:	0.4900% 0.4760% 0.4550% 0.4200% 0.3850%	$333.0 million
Legg Mason ClearBridge U.S. Large Cap Growth Fund (Offshore)	0.4500%		$1,572.7 million

G-2

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)		Net Assets
LM US Large Cap Growth Fund (Offshore)	0.3800%		$2.0 million
Guardian Large Cap Fundamental Growth VIP Fund	First $100 Million: Next $200 Million: Assets over $300 Million:	0.3000% 0.2700% 0.2500%	$350.2 million
EQ ClearBridge Large Cap Growth Portfolio	First $500 Million: Next $1.5 Billion: Assets over $2 Billion:	0.3500% 0.3000% 0.2500%	$383.6 million
GuideStone Financial Resources	Next $50 Million: First $50 Million: Next $100 Million: Next $550 Million: Assets over $750 Million:	0.3800% 0.3500% 0.3000% 0.2700% 0.2500%	$579.1 million
Pathway Funds Large Cap Growth Fund	First $100 Million: Assets over $100 Million:	0.3400% 0.3000%	$147.4 million
Optimum Large Cap Growth Fund	First $100 Million: Next $150 Million: Next $250 Million: Next $500 Million: Next $500 Million: Assets over $1.5 Billion:	0.3800% 0.3300% 0.2900% 0.2700% 0.2500% 0.2300%	$880.9 million
SA LM Tactical Opportunities Portfolio Large Cap Growth*	First $500 Million: Next $500 Million: Next $1 Billion: Assets over $2 Billion:	0.3000% 0.2800% 0.2600% 0.2300%	$3.2 million
Morningstar U.S. Equity Fund	First $500 Million: Above $500 Million	0.3200% 0.2900%	$177.1 million

*The sub-advisory agreement is with our affiliate, QS Investors. The fee rate shown is paid to ClearBridge by QS for managing the assets allocated to the Large Cap Growth sleeve of this portfolio.

JNL Multi-Manager Mid Cap Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)		Net Assets
ClearBridge Mid Cap Fund	First $1 billion: Next $1 billion: Next $3 billion: Next $5 billion: Over $10 billion:	0.5250% 0.4900% 0.4550% 0.4200% 0.3850%	$1,961.1 million
ClearBridge Variable Mid Cap Core Portfolio	First $1 billion: Next $1 billion: Next $3 billion: Next $5 billion: Over $10 billion:	0.5250% 0.4900% 0.4550% 0.4200% 0.3850%	$234.5 million

CONGRESS ASSET MANAGEMENT COMPANY, LLP

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL Multi-Manager Small Cap Value Fund.

COOKE & BIELER L.P.

JNL Multi-Manger Small Cap Value Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
SC QIF CCF	0.55%	$325.0 million
Clearwater Small Companies Fund	1.00% on assets $0 to $15 million 0.765% on assets $15 million to $35 million 0.7225% on assets $35 to $60 million 0.68% on assets over $60 million	$84.0 million

G-3

DIMENSIONAL FUND ADVISORS LP

JNL/DFA U.S. Core Equity Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
U.S. Core Equity 1 Portfolio	0.17%	$28,110.1 million
U.S. Core Equity 2 Portfolio	0.20%	$29,281.4 million
T.A. U.S. Core Equity 2 Portfolio	0.22%	$10,629.0 million
Sub-Advised Fund #A	0.17% on assets $0 to $100 million 0.12% on assets over $100 million	$497.0 million
Sub-Advised Fund #B	0.17% on assets $0 to $100 million 0.12% on assets over $100 million	$1,424.3 million
Sub-Advised Fund #C	0.20%	$751.1 million

JNL/DFA U.S. Small Cap Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
U.S. Small Cap Portfolio	0.35%	$17,826.3 million
Tax-Managed U.S. Small Cap Portfolio	0.50%	$3,273.9 million
Sub-Advised Fund #A	0.25%	$444.5 million
Sub-Advised Fund #B	0.35%	$170.5 million

DOUBLELINE CAPITAL LP

JNL Multi-Manager Alternative Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Litman Gregory Masters Alternative Strategies Fund	1.25%	$456.9 million

JNL/DoubleLine® Core Fixed Income Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
RiverNorth/DoubleLine Strategic Income Fund	0.20% on assets $0-$25 million 0.30% on assets $25-$50 million 0.40% on assets $50-$100 million 0.49% on assets over $100 million	$603.9 million
MML Dynamic Bond Fund	0.25%	$398.3 million

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/DoubleLine® Emerging Markets Fixed Income Fund.

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund.

JNL/DoubleLine® Total Return Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Multimanager Core Bond Portfolio	0.30% on assets $0 to $500 million 0.25% on assets over $500 million	$225.2 million

G-4

FIAM LLC

JNL/Fidelity Institutional Asset Management® Total Bond Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
FIAM Total Bond Fund	0.25% on assets $0 to $100 million 0.18% on assets $100 million to $500 million 0.13% on assets over $500 million	$495.0 million

FIRST PACIFIC ADVISORS, LP

JNL Multi-Manager Alternative Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
FPA Crescent Fund	1.00%	$14,009.0 million
Litman Gregory ParterSelect Alternative Fund (FPA Sleeve)	0.70%	$362.6 million

FIRST SENTIER INVESTORS (AUSTRALIA) IM LTD.

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/First State Global Infrastructure Fund.

FRANKLIN TEMPLETON ENTITIES:

TEMPLETON INVESTMENT COUNSEL, LLC

FRANKLIN ADVISERS, INC.

FRANKLIN TEMPLETON INSTITUTIONAL, LLC

TEMPLETON GLOBAL ADVISORS LIMITED

JNL/Franklin Templeton Income Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Franklin Income Fund	0.36%	$75,906.1 million
FTVIP Franklin Income VIP Fund	0.46%	$4,950.8 million
Account A	0.39%	$552.0 million

JNL/Franklin Templeton Global Multisector Bond Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Templeton Global Total Return Fund	0.57%	$4,595.9 million
Account A	0.45%	$29.6 million

JNL/Franklin Templeton International Small Cap Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Franklin International Small Cap Fund	0.97%	$439.2 million
TIF Foreign Smaller Companies Fund	0.97%	$805.3 million

JNL/Franklin Templeton Growth Allocation Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Franklin Growth Allocation Fund	0.25%	$1,292.8 million
FTVIP Franklin Allocation VIP Fund	0.45%	$810.0 million

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs International 5 Fund, JNL/Goldman Sachs Intrinsic Value Fund, and JNL/Goldman Sachs Total Yield Fund.

G-5

GQG PARTNERS, LLC

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/GQG Emerging Markets Equity Fund.

GRANAHAN INVESTMENT MANAGEMENT, INC.

JNL Multi-Manager Small Cap Growth Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Destra Granahan Advantage Fund	0.55%*	$4.2 million

* Granahan Investment Management is not entitled to earn fees until the fund’s management company has earned back the fund’s start-up costs.

HARRIS ASSOCIATES L.P.

JNL/Harris Oakmark Global Equity Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
#1 Account	0.44%	$444.67 million
#2 Account	0.49%	$347.81 million
#3 Account	0.50%	$486.77 million
#4 Account	0.45%	$1.146.89 million

HEITMAN REAL ESTATE SECURITIES, LLC

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/Heitman U.S. Focused Real Estate Fund.

INVESCO ENTITIES:

INVESCO ADVISERS, INC.

INVESCO ASSET MANAGEMENT LIMITED

JNL/Invesco Diversified Dividend Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Invesco Diversified Dividend Fund

0.60% on assets $0 to $350 million

0.55% on assets $350 million to $700 million

0.50% on assets $700 million to $2 billion

0.45% on assets $2 billion to $4 billion

0.40% on assets $4 billion to $6 billion

0.375% on assets $6 billion to $8 billion

0.35% on assets over $8 billion

$19,701.3 million
Subadvised Client 1	0.40% on assets $0 to $250 million 0.375% on assets $250 million to $500 million 0.35% on assets $500 million to $1 billion 0.275% on assets over $1 billion	$147.4 million

G-6

JNL/Invesco Global Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Invesco Oppenheimer Global Fund

0.80% on assets $0 to $250 million

0.77% on assets $250 million to $500 million

0.75% on assets $500 million to $1 billion

0.69% on assets $1 billion to $2 billion

0.67% on assets $2 billion to $3.5 billion

0.65% on assets $3.5 billion to $6 billion

0.63% on assets $6 billion to $8.5 billion

0.60% on assets $8.5 billion to $11 billion

0.58% on assets $11 billion to $15 billion

0.56% on assets $15 billion to $23 billion

0.54% on assets over $23 billion

$11,173.6 million
Subadvised Client 1	0.40% on assets $0 to $100 million 0.35% on assets $100 million to $350 million 0.30% on assets over $350 million	$325.5 million
Subadvised Client 2	0.30% on assets $0 to $1 billion 0.23% on assets over $1 billion	$1,536.8 million
Subadvised Client 3	0.30% on assets $0 to $350 million 0.26% on assets $350 million to $800 million 0.23% on assets over $800 million	$1,354.7 million
Subadvised Client 4	0.45% on assets $0 to $50 million 0.40% on assets over $50 million	$337.4 million
Subadvised Client 5	0.65% on assets $0 to $50 million 0.60% on assets over $50 million	$319.5 million

JNL/Invesco Global Real Estate Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Invesco Global Real Estate Fund

0.75% on assets $0 to $250 million

0.74% on assets $250 million to $500 million

0.73% on assets $500 million to $1 billion

0.72% on assets $1 billion to $2.5 billion

0.71% on assets $2.5 billion to $5 billion

0.70% on assets $5 billion to $7.5 billion

0.69% on assets $7.5 billion to $10 billion

0.68% on assets over $10 billion

$778.0 million

JNL/Invesco International Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Invesco International Growth Fund

0.935% on assets $0 to $250 million

0.91% on assets $250 million to $500 million

0.885% on assets $500 million to $1 billion

0.86% on assets $1 billion to $2.5 billion

0.835% on assets $2.5 billion to $5 billion

0.81% on assets $5 billion to $7.5 billion

0.785% on assets $7.5 billion to $10 billion

0.76% on assets over $10 billion

$4,965.9 million
Subadvised Client 1	0.65% on assets $0 to $250 million 0.60% on assets over $250 million	$48.4 million

JNL/Invesco Small Cap Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Invesco Small Cap Growth Fund	0.725% on assets $0 to $500 million 0.70% on assets $500 million to $1 billion 0.675% on assets $1 billion to $1.5 billion 0.65% on assets over $1.5 billion	$2,705.1 million

G-7

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Subadvised Client 1	0.60% on assets $0 to $500 million 0.55% on assets over $500 million	$340.4 million
Subadvised Client 2	0.50% on assets $0 to $1 billion 0.45% on assets over $1 billion	$1,072.8 million
Subadvised Client 3	0.55%	$89.0 million

IVY INVESTMENT MANAGEMENT COMPANY

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/JPMorgan Global Allocation Fund.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

JNL/JPMorgan Hedged Equity Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
JPMorgan Hedged Equity Fund	0.25%	$6,442.7 million

JNL/JPMorgan Global Allocation Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
JPMorgan Global Allocation Fund	0.625%	$3,852.2 million

JNL/JPMorgan MidCap Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
JPMorgan Mid Cap Growth Fund	0.70% on assets $0 to $25 million 0.60% on assets $25 million to $50 million 0.50% on assets over $50 million	$4,845.5 million
Client A	0.42% on assets $0 to $100 million 0.40% on assets over $100 million	$416.6 million
Client B	0.40% on assets $0 to $100 million 0.36% on assets $100 million to $1 billion 0.35% on assets over $1 billion	$280.4 million

JNL/JPMorgan U.S. Government & Quality Bond Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
JPMorgan Government Bond Fund	0.25% on assets $0 to $75 million 0.20% on assets $75 million to $150 million 0.15% on assets $150 million to $250 million 0.10% on assets over $250 million	$2,209.8 million
Client A	0.25% on assets $0 to $75 million 0.20% on assets $75 million to $150 million 0.15% on assets $150 million to $250 million 0.10% on assets over $250 million	$140.5 million

JNL/JPMorgan Growth & Income Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
JPMorgan Growth and Income Fund	0.40%	$776.9 million

G-8

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

JNL Multi-Manager Small Cap Growth Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate* (as a % of average daily net assets)	Net Assets
Virtus KAR Small-Cap Growth Fund	0.90% on assets $0 to $400 million 0.85% on assets $400 million to $1 billion 0.80% on assets over $1 billion	$5,468.0 million
Virtus KAR Small-Cap Growth Series**	0.85% on assets $0 to $1 billion 0.80% on assets over $1 billion	$103.8 million

* Kayne Anderson Rudnick Investment Management, LLC (“KAR”), as sub-adviser, receives 50% of the net advisory fee from the fund’s adviser.

** The series’ investment adviser has contractually agreed to limit the series’ total annual operating expenses (excluding certain expenses) so that such expenses do not exceed 1.16% for Class A Shares and 0.91% for Class I Shares through April 30, 2021. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time.

JNL Multi-Manager Emerging Markets Equity Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate* (as a % of average daily net assets)	Net Assets
Virtus KAR Emerging Markets Small-Cap Fund**	1.20% on assets $0 to $1 billion 1.15% on assets over $1billion	$129.1 million

* Kayne Anderson Rudnick Investment Management, LLC (“KAR”), as sub-adviser, receives 50% of the net advisory fee from the fund’s adviser.

** The series’ investment adviser has contractually agreed to limit the series’ total annual operating expenses (excluding certain expenses) so that such expenses do not exceed 1.85% for Class A Shares, 2.60% for Class C Shares, 1.60% for Class I Shares and 1.50% for Class R6 Shares through January 31, 2021. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time.

LAZARD ASSET MANAGEMENT LLC

JNL Multi-Manager Alternative Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Lazard Enhance Opportunities Portfolio	0.95%	$16.6 million
Sub-advised Portfolio #1	1.00% on asset $0 to $125 million 0.90% on assets $125million to $250 million 0.80% on assets over $250 million	$171.0 million

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL/Lazard International Strategic Equity Fund.

LOOMIS, SAYLES & COMPANY, L.P.

JNL/Loomis Sayles Global Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Fund A	0.25%	$359.6 million
Fund B	0.80%	$72.1 million

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL Multi-Manager Alternative Fund.

LORD, ABBETT & CO. LLC

JNL/Lord Abbett Short Duration Income Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Lord Abbett Short Duration Income Fund	0.35% on assets $0 to $1 billion 0.30% on assets from $1 billion to $2 billion 0.25% on assets over $2 billion	$55,995.3 million

G-9

MASSACHUSETTS FINANCIAL SERVICE COMPANY (MFS INVESTMENT MANAGEMENT)

JNL/MFS Mid Cap Value Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
MFS Mid Cap Value Fund

0.75% on assets $0 to $1 billion

0.70% on assets $1 billion to $2.5 billion

0.65% on assets $2.5 billion to $5 billion

0.60% on assets $5 billion to $10 billion

0.55% on assets $10 billion to $20 billion

0.50% on assets over $20 billion

$10,203.2 million
MFS Mid Cap Value Portfolio	0.75% on assets $0 to $1 billion 0.70% on assets over $1 billion	$336.0 million
Confidential Sub-Advised Client	0.45% on assets $0 to $250 million 0.425% on assets $250 million to $500 million 0.400% on assets over $500 million	$83.5 million

MELLON INVESTMENTS CORPORATION

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Equity Income Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/RAFI® Fundamental Europe Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs International 5 Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, JNL/Vanguard Moderate Allocation Fund, JNL/Vanguard Moderate Growth Allocation Fund, and JNL/Vanguard Growth Fund.

JNL/Mellon Bond Index Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Client 1	0.57%	$1,154.0 million
Client 2	0.12% on assets $0-$250 million 0.10% on assets $250 million to $350 million 0.02% on assets over $350 million	$492.8 million

JNL/Mellon Emerging Markets Index Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Client 1	0.13%	$984.5 million

JNL/Mellon International Index Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Client 1	0.175% on assets $0 to $50 million 0.10% on assets over $50 million	$647.7 million
Client 2	0.07%	$66.5 million

G-10

JNL S&P 500 Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Client 1

Index Mutual Funds Blended: 0.064%

A. Intermediary & Retirement Channel Distributed portion:

54% split to Mellon (after unitary and distributed expenses)

B. Retail Direct Channel Distributed:

0.07% on assets $0 to $2 billion

0.05% on assets $2 billion to $3.5 billion

0.03% on assets over $3.5 billion

		$2,818.5 million
Client 2

Index Mutual Funds Blended: 0.08%

A. Intermediary & Retirement Channel Distributed portion:

Net 0.14% management fees after deduct expense and then 54% split to Mellon

B. Retail Direct Channel Distributed:

0.07% on assets $0 to $2 billion

0.05% on assets $2 billion to $3.5 billion

0.03% on assets over $3.5 billion

		$2,359.0 million
Client 3	0.095	$2,642.3 million
Client 4	0.12 on assets $0 to $250 million 0.10 on assets $250 million to $350 million 0.02 on assets of $350 million	$442.7 million

JNL/Mellon S&P 500 Index Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Client 1

Index Mutual Funds Blended: 0.064%

A. Intermediary & Retirement Channel Distributed portion:
54% split to Mellon after unitary and distributed expenses.

B. Retail Direct Channel Distributed:

0.07% on assets $0 to $2 billion

0.05% on assets $2 billion to $3.5 billion

0.03% on assets over $3.5 billion

		$2,818.5 million
Client 2

Index Mutual Funds Blended: 0.08%

A. Intermediary & Retirement Channel Distributed portion:

Net 14bps management fees after deduct expense and then 54% split to Mellon

B. Retail Direct Channel Distributed:

0.07% on assets $0 to $2 billion

0.05% on assets $2 billion to $3.5 billion

0.03% on assets over $3.5 billion

		$2,359.0 million
Client 3	0.095%	$2,642.3 million
Client 4	0.12% on assets $0 to $250 million 0.10% on assets $250 million to $350 million 0.02% on assets over $350 million	$442.7 million

G-11

JNL/Mellon S&P 400 MidCap Index Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets

Client 1

Index Mutual Funds Blended: 0.063%

A. Intermediary & Retirement Channel Distributed portion:

54% split to Mellon after unitary and distributed expenses

B. Retail Direct Channel Distributed:

0.07% on assets $0 to $2 billion

0.05% on assets $2 billion to $3.5 billion

0.03% on assets over $3.5 billion

$2,721.6 million

JNL/Mellon Small Cap Index Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Client 1	0.133%	$576.7 million
Client 2

Index Mutual Funds. Blended: 0.058%

A. Intermediary & Retirement Channel Distributed portion:

Net 14bps management fees after deduct expense and then 54% split to Mellon.

B. Retail Direct Channel Distributed:

0.07% on assets $0 to $2 billion

0.05% on assets $2 billion to $3.5 billion

0.03% on assets over $3.5 billion

		$1,955.4 million

NEUBERGER BERMAN INVESTMENT ADVISERS LLC

JNL/Neuberger Berman Commodity Strategy Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Neuberger Berman Commodity Strategy Fund	0.29% on assets $0 to $400 million 0.20% on assets over $400 million	$174.0 million

JNL/Neuberger Berman Strategic Income Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Neuberger Berman Strategic Income Fund	0.20% on assets $0 to $200 million 0.15% on assets $200 million to $750 million 0.12% on assets over $750 million	$2,971.0 million
Sub-Advised Client	0.32% on assets $0 to $50 million 0.23% on assets $50 million to $300 million 0.15% over $300 million	$148.0 million
Institutional Separate Account	0.50% on assets $0 to $50 million 0.40% on assets $50 million to $150 million 0.35% on assets over $150 million	$5,792.0 million

NUANCE INVESTMENTS, LLC

JNL Multi-Manager Mid Cap Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Account A	0.55%	$28.2 million
Account B	0.50%	$103.3 million
Account C	0.35%	$57.4 million

G-12

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

JNL/PIMCO Real Return Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
PIMCO Real Return Fund	0.25%	$8,812.9 million
PVIT Real Return Portfolio	0.25%	$1,755.6 million

JNL/PIMCO Investment Grade Credit Bond Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
PIMCO Investment Grade Credit Bond Fund	0.25%	$15,233.4 million
GIS US Investment Grade Corporate Bond Fund	0.49%	$773.4 million

JNL/PIMCO Income Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
PIMCO Income Fund	0.25%	$132,666.6 million
PVIT Income Portfolio	0.25%	$348.1 million
GIS Income Fund	0.55%	$78,756.2 million

PPM AMERICA, INC.

JNL/PPM America Floating Rate Income Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
PPM Floating Rate Income Fund	0.55%*	$53.5 million

* PPM America, Inc. (“PPM”) has contractually agreed to waive a portion of its management fee and/or reimburse expenses for the Fund to the extent necessary to limit the annualized ordinary operating expenses (excluding certain expenses) to 0.70% through April 30, 2021.

JNL/PPM America High Yield Bond Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
PPM High Yield Core Fund	0.55%*	$55.5 million

* PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for the Fund to the extent necessary to limit the annualized ordinary operating expenses (excluding certain expenses) to 0.70% through April 30, 2021.

JNL/PPM America Small Cap Value Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
PPM Small Cap Value Fund	0.80*	$11.0 million

*PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for the Fund to the extent necessary to limit the annualized ordinary operating expenses (excluding certain expenses) to 1.00% through April 30, 2021.

JNL/PPM America Total Return Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
PPM Core Plus Fixed Income Fund	0.40*	$51.3 million

* PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for the Fund to the extent necessary to limit the annualized ordinary operating expenses (excluding certain expenses) to 0.50% through April 30, 2021.

REINHART PARTNERS, INC.

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL Multi-Manager Small Cap Value Fund.

G-13

T. ROWE ENTITIES:

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE HONG KONG LIMITED

JNL/T. Rowe Price Balanced Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
T. Rowe Price Balanced Fund	Individual fee: 0.15% Group fee: 0.29% Management fee: 0.44%**	$4,627.7 million

* T. Rowe Price Associates, Inc. has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios and ranges between 0-17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

JNL/T. Rowe Price Capital Appreciation Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
Allianz Variable Insurance Products Trust – AZL T. Rowe Price Capital Appreciation Fund

Assets up to $500 million:

0.50% on first $250 million

0.40% on the next $250 million

When assets exceed $500 million:

0.40% on the first $1 billion

0.35% on assets above $1 billion

When assets exceed $2 billion:

0.40% on first $500 million

0.35% on assets above $500 million

Reset to 0.35% on all assets once assets exceed $3 billion

$1,272.5 million
Voya Investors Trust – VY T. Rowe Price Capital Appreciation Portfolio

Assets up to $500 million:

0.50% on first $250 million

0.40% on the next $250 million

When assets exceed $500 million:

0.40% on the first $1 billion

0.35% on assets above $1 billion

When assets exceed $2 billion:

0.40% on first $500 million

0.35% on assets above $500 million

Reset to 0.35% on all assets once assets exceed $3 billion

$7,451.3 million

G-14

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
John Hancock Funds II - Capital Appreciation Value Fund

Assets up to $500 million:

0.50% on first $250 million

0.40% on the next $250 million

When assets exceed $500 million:

0.40% on the first $1 billion

0.35% on assets above $1 billion

When assets exceed $2 billion:

0.40% on first $500 million

0.35% on assets above $500 million

Reset to 0.35% on all assets once assets exceed $3 billion

$1,561.3 million
John Hancock Variable Insurance Trust - Capital Appreciation Value Trust

Assets up to $500 million:

0.50% on first $250 million

0.40% on the next $250 million

When assets exceed $500 million:

0.40% on the first $1 billion

0.35% on assets above $1 billion

When assets exceed $2 billion:

0.40% on first $500 million

0.35% on assets above $500 million

Reset to 0.35% on all assets once assets exceed $3 billion

$412.8 million
Penn Series Funds, Inc. - Flexibly Managed Fund

Assets up to $500 million:

0.50% on first $250 million

0.40% on the next $250 million

When assets exceed $500 million:

0.40% on the first $1 billion

0.35% on assets above $1 billion

When assets exceed $2 billion:

0.40% on first $500 million

0.35% on assets above $500 million

Reset to 0.35% on all assets once assets exceed $3 billion

$4,421.1 million
T. Rowe Price Funds, Inc. T. Rowe Price Capital Appreciation Fund	Individual fee: 0.30% Group fee: 0.29% Management fee: 0.59% **	$37,933.6 million

* T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0-17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

JNL/T. Rowe Price Established Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
EQ Advisors Trust - EQ/T. Rowe Price Growth Stock Portfolio

0.50% of the first $50 million

0.40% on the next $50 million

Reset to 0.40% on all assets at $100 million

0.375% on assets above $250 million

.35% on assets above $500 million

Reset to 0.30% on all assets at $1 billion

$1,715.0 million
EQ Advisors Trust - AXA Large Cap Growth Managed Volatility Portfolio

0.50% of the first $50 million

0.40% on the next $50 million

Reset to .040% on all assets at $100 million

0.375% on assets above $250 million

0.35% on assets above $500 million

Reset to 0.30% on all assets at $1 billion

$482.3 million

G-15

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
Lincoln Variable Insurance Products Trust - T. Rowe Price Growth Stock Fund

0.50% of the first $50 million

0.40% on the next $50 million

Reset to 0.40% on all assets at $100 million

0.375% on assets above $250 million

0.35% on assets above $500 million

Reset to 0.30% on all assets at $1 billion

$1,563.5 million
Brighthouse Funds Trust II - T. Rowe Price Large Cap Growth Portfolio

0.5% on first $50 million;

0.40% on the next $50 million;

Reset to 0.40% on all assets once assets exceed $100 million;

0.375% on assets above $250 million;

0.35% on assets above $500 million;

Reset to 0.30% on all assets once assets exceed $1 billion

$2,444.8 million
Optimum Fund Trust - Optimum Large Cap Growth Fund

0.50% of the first $50 million

0.40% on the next $50 million

Reset to 0.40% on all assets at $100 million

0.375% on assets above $250 million

0.35% on assets above $500 million

Reset to 0.30% on all assets at $1 billion

$930.6 million
Penn Series Funds, Inc. - Large Growth Stock Fund	0.40% of first $250 million 0.375% on the next $250 million 0.35% on assets above $500 million Reset to 0.35% on all assets at $1 billion 0.325% on all assets above $1 billion	$333.2 million
Seasons Series Trust - SA T. Rowe Price Growth Stock Portfolio

0.50% on the first $50 million

0.40% on the next $50 million

Reset to 0.40% on all assets at $100 million

0.40% on the next $150 million

0.375% on the next $250 million

0.35% on the next $500 million

Reset to .35% on all assets at $1 billion

0.325% on all assets above $1 billion

$413.7 million
VOYA Partners, Inc. - VY T. Rowe Price Growth Equity Portfolio

0.50% of the first $50 million

0.40% on the next $50 million

Reset to 0.40% on all assets at $100 million

0.375% on assets above $250 million

0.35% on assets above $500 million

Reset to 0.30% on all assets at $1 billion

$1,671.3 million
Brinker Capital, Inc. - Destinations Large Cap Equity Fund

0.50% of first $50 million

0.40% of next $50 million

Reset to 0.40% on all assets at $100 million

0.375% on assets above $250 million

0.35% on asset above $500 million

Reset to 0.35% on all assets at $1 billion

0.325% on assets above $1 billion

$780.0 million
T. Rowe Price Growth Stock Fund	Individual fee:0.25% on assets up to $15 billion and 0.21% on assets above $15 billion Group fee: 0.29% Management fee: 0.51%**	$57,490.3 million

* T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0-17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

G-16

JNL/T. Rowe Price Mid-Cap Growth Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
Great-West Financial - T. Rowe Price Mid Cap Growth Portfolio	0.50%	$2,004.4 million
MassMutual Select Mid Cap Growth Equity II Fund	0.50%	$6,653.7 million
MML Mid Cap Growth Fund	0.50%	$517.5 million
Brighthouse Funds Trust I - T. Rowe Price Mid-Cap Growth Portfolio	0.50%	$1,685.3 million
T. Rowe Price Mid-Cap Growth Fund	Individual fee: 0.35% on assets up to $15 billion and 0.30% on assets over $15 billion Group fee: 0.29% Management fee: 0.61%**	$34,626.3 million

* T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0-17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

JNL/T. Rowe Price Short-Term Bond Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
Northwestern Mutual Series Fund - T. Rowe Price Short-Term Bond Portfolio

0.225% on the first $50 million

0.175% on the next $50 million

Reset to 0.15% on all assets at $100 million

Reset to 0.125% on all assets at $250 million

0.10% on all assets above $500 million

Reset to 0.10% on all assets at $1 billion

$321.9 million
Pacific Funds Series Trust - Short Duration Bond Fund

0.225% on the first $50 million

0.175% on the next $50 million

Reset to 0.15% on all assets at $100 million

Reset to 0.125% on all assets at $250 million

0.10% on all assets above $500 million

Reset to 0.10% on all assets at $1 billion

$165.5 million
Pacific Select Fund - Short Duration Bond Portfolio

0.225% on the first $50 million

0.175% on the next $50 million

Reset to 0.15% on all assets at $100 million

Reset to 0.125% on all assets at $250 million

0.10% on all assets above $500 million

Reset to 0.10% on all assets at $1 billion

$1,260.2 million
Strategic Advisers - Short Duration Fund

0.225% on the first $50 million

0.175% on the next $50 million

Reset to 0.15% on all assets at $100 million

Reset to 0.125% on all assets at $250 million

0.10% on all assets above $500 million

Reset to 0.10% on all assets at $1 billion

$749.7 million
T. Rowe Price Short-Term Bond Fund	Individual fee: 0.05% Group fee: 0.29% Management fee: 0.34%**	$5,506.1 million

* T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0-17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

G-17

JNL/T. Rowe Price Value Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
Securian Funds Trust - SFT T. Rowe Price Value Fund

0.475% on the first $50 million

0.425% on the next $50 million

Reset to 0.375% on all assets at $100 million

Reset to 0.325% on all assets at $200 million

Reset to 0.300% on all assets at $500 million

0.275 % on next $500 million

Reset to 0.275% on all assets at $1 billion

Reset to 0.250 on all assets at $1.5 billion

$201.4 million
T. Rowe Price Value Fund	Individual fee: 0.35% Group fee: 0.29% Management fee: 0.64% **	$25,698.3 million

* T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0 – 17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

JNL/T. Rowe Price U.S. High Yield Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
SEI Institutional Investments Trust High Yield Bond Fund

0.485% on the first $50 million

0.435% on the next $50 million

Reset to 0.385% on all assets at $100 million

Reset to 0.360% on all assets at $250 million

Reset to 0.290% on all assets at $400 million

Reset to 0.285% on all assets at $1 billion

Reset to 0.235% on all assets at $2 billion

$272.2 million
SEI Institutional Managed Trust High Yield Bond Fund

0.485% on the first $50 million

0.435% on the next $50 million

Reset to 0.385% on all assets at $100 million

Reset to 0.360% on all assets at $250 million

Reset to 0.290% on all assets at $400 million

Reset to 0.285% on all assets at $1 billion

Reset to 0.235% on all assets at $2 billion

$171.1 million
T. Rowe Price U.S. High Yield Fund	Individual fee: 0.30% Group fee: 0.29% Management fee: 0.59%**	$303.0 million

* T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0-17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

G-18

JNL Multi-Manager Emerging Markets Equity Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)*	Net Assets
Morningstar International Equity Fund

0.850% on the first $50 million

0.750% on the next $50 million

Reset to 0.750% on all assets at $100 million

Reset to 0.600% on all assets at $200 million

Reset to 0.575% on all assets at $500 million

0.525% on all assets above $500 million

Reset to 0.525% on all assets at $1 billion

$53.6 million
Strategic Advisers® Emerging Markets Fund

0.850% on the first $50 million

0.750% on the next $50 million

Reset to 0.750% on all assets at $100 million

Reset to 0.600% on all assets at $200 million

Reset to 0.575% on all assets at $500 million

0.525% on all assets above $500 million

Reset to 0.525% on all assets at $1 billion

$507.5 million
T. Rowe Price Emerging Markets Discovery Stock Fund	Individual fee: 0.75% Group fee: 0.29% Management fee : 1.03%**	$160.5 million

*Please note that the net asset figures for sub-advised portfolios are based on internal T. Rowe Price market value records.

** T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0-17.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

*** The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

VICTORY CAPITAL MANAGEMENT INC.

JNL Multi-Manager Mid Cap Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Sycamore Capital Sub-Advised Client A	0.32% on assets $0 to $400 million 0.31% on assets $00 million to $800 million 0.30% on assets over $800 million	$657.0million
Sycamore Capital Sub-Advised Client B	0.34% on assets $0 to $200 million 0.32% on assets $200 million to $400 million 0.29% on assets $400 million to $1.2 billion 0.25% on assets ove$1.2 billion	$1,750.0 million
Sycamore Capital Sub-Advised Client C	0.34% on assets $0 to $200 million 0.32% on assets $200 million to $400 million 0.29% on assets over $400 million	$980.6 million

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL Multi-Manager Small Cap Growth Fund.

WCM INVESTMENT MANAGEMENT, LLC

JNL Multi-Manager International Small Cap Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
WCM International Small Cap Growth Fund	1.00%	$47.3 million
Sub-Advised 40 Act Funds	0.70%	$70-75 million

G-19

JNL Multi-Manager Small Cap Value Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
WCM Focused Small Cap Fund	1.00%	$0.27 million
Sub-Advised 40 Act Funds	0.45%	$41-$62.5 million

JNL Multi-Manager Small Cap Growth Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
WCM Small Cap Growth Fund	1.00%	$2.9 million

JNL/WCM Focused International Equity Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
WCM Focused International Growth Fund	0.85%	$11,200 million
Sub-Advised 40 Act Funds	0.35% - 0.80%	$50-$1,900 million

JNL Multi-Manager Emerging Markets Equity Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
WCM Focused Emerging Markets Fund	1.00%	$104 million
Sub-Advised 40 Act Funds	0.40% - 0.45%	$180-$200 million

WELLINGTON MANAGEMENT COMPANY, LLP

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL Government Money Market Fund, JNL Securities Lending Collateral Fund, JNL/WMC Balanced Fund, and JNL/WMC Government Money Market Fund.

JNL/WMC Value Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Client A	0.600% on assets $0 to $25 million 0.500% on assets $25 million to $50 million 0.400% on assets over $50 million	$117.9 million

WESTCHESTER CAPITAL MANAGEMENT, LLC

The sub-adviser does not manage any other registered investment company with an investment objective similar to the investment objectives of the JNL Multi-Manager Alternative Fund.

JNL JNL/Westchester Capital Event Driven Fund

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
WCM Alternatives: Event-Driven Fund	1.25%*	$218.4 million

*Westchester Capital Management, LLC has contractually agreed to waive its investment advisory fee and to reimburse the fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% and 1.82% for Institutional Class shares and Investor Class shares, respectively. These expense limitations will apply until April 30, 2021, unless they are terminated by the fund’s Board of Trustees at an earlier time.

G-20

WESTERN ASSET MANAGEMENT COMPANY, LLC

JNL Multi-Manager Alternative Fund (sleeve)

Fund/Portfolio Name	Contractual Advisory Fee Rate (as a % of average daily net assets)	Net Assets
Western Asset Macro Opportunities Fund	1.150%	$1,680.5 million
Legg Mason Western Asset Macro Opportunities Bond Fund	0.839%	$6,406.5 million
Comparable Account	0.528%*	$156.4 million

*This account takes an overall relationship asset under management perspective when applying the fee schedule.

G-21

Appendix H-1: Proposed Distribution Agreement between JNLD and JNLST

JNL Series Trust

 Third Amended and Restated Distribution Agreement

This Third Amended and Restated Distribution Agreement (this “Agreement”) is entered into by and between JNL Series Trust (the “Trust”) and Jackson National Life Distributors LLC (“JNLD” or the “Distributor”).

Whereas, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, JNLD is a broker-dealer registered with the U.S. Securities and Exchange Commission (“SEC”) and the Financial Industry Regulatory Authority (“FINRA”);

Whereas, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate funds (“Funds”) with each such Fund representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, whereby a Fund may issue one or more classes of shares;

Whereas, pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan, as may be amended from time to time (the “Distribution Plan”), under which, subject to and in accordance with the terms thereof, the Trust may use assets of Class A Shares of the Funds to finance certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds;

Whereas, in furtherance of the purposes of the Distribution Plan, the Trust wishes to amend and restate its existing distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

Whereas, JNLD wishes to render the services hereunder to the Trust.

Now, Therefore, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1.	Appointment and Acceptance. The Trust hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein. Notwithstanding any other provision hereof, the Trust may terminate, suspend or withdraw the offering of Shares whenever, in its sole discretion, it deems such action to be desirable.

2.

General Provisions.

(a)	In performing its duties as distributor, JNLD shall act in conformity with the registration statement of the Trust on Form N-1A (the “Registration Statement”), as amended from time to time, and with any instructions received from the Board of Trustees of the Trust (the “Board of Trustees”), the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act, FINRA rules, and all other applicable federal and state laws and regulations.

(b)	JNLD has appointed a Chief Compliance Officer and has and will operate in compliance with the applicable requirements of FINRA Conduct Rule 3130, and shall cooperate fully with the Trust and its designated officers and Chief Compliance Officer in fulfilling the Trust’s obligations under Rule 38a-1 under the 1940 Act. JNLD holds itself available to receive orders for the purchase or redemption of Shares and shall accept or reject orders to purchase or redeem such Shares on behalf of the Trust in accordance with the provisions of the Registration Statement, and shall transmit such orders as are so accepted to the Trust’s transfer agent promptly for processing.

(c)	JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee shall be paid to JNLD in connection with the sale of Shares.

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3.	JNLD Expenses. During the term of this Agreement, JNLD shall bear all its expenses incurred in complying with this Agreement, including all expenses incurred in providing the Services (as defined below).

4.	Trust Expenses. Pursuant to an Administration Agreement, Jackson National Asset Management, LLC (the “Adviser”) shall bear the Trust expenses including, but not limited to preparation and setting in type, printing and distributing Fund reports and other communications, proxies, Fund prospectuses and statements of additional information to existing Fund shareholders. The Trust shall bear the costs of registering the Trust’s Shares with the SEC.

5.

Sale of Shares By Distributor.

(a)	JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Trust shall receive 100% of such net asset value.

(b)	All orders received by JNLD and transmitted to the Trust shall be subject to acceptance and confirmation by the Trust.

6.

Distribution Plan.

(a)	As used herein, the term “12b-1 Fee” refers to a charge against Fund Class A Share assets, as authorized under the Distribution Plan, to finance distribution and related services of Class A Shares, as described in the Distribution Plan.

(b)

In accordance with the terms of the Distribution Plan, JNLD shall provide distribution and related services of the types contemplated under the Distribution Plan and reviewed from time to time by the Board of Trustees with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the Distribution Plan (collectively, the “Services”).  The Trust, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall pay to the Distributor, as compensation for the Services, a 12b-1 Fee at a rate per annum of the average daily net assets attributable to the Class A Shares, as shown on Schedule A hereto.  Each Fund’s Class A Shares shall bear exclusively its own costs of such payments.  Such 12b-1 Fee shall be calculated and accrued daily and paid within forty-five (45) days of the end of each month.  No additional compensation or reimbursement for expenses shall be provided by the Trust with respect to expenses incurred in providing the Services.

7.	Reservation of Right Not to Sell. The Trust reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

8.	Terms and Conditions of Sales. Shares shall be offered for sale only in those jurisdictions where they have been properly registered or are exempt from registration, and only to those groups of people which the Board of Trustees may from time to time determine to be eligible to purchase such Shares.

9.	Purchases For JNLD’s Own Account. JNLD shall not purchase Trust Shares for JNLD’s own account for purposes of resale to the public, but JNLD may purchase Shares for JNLD’s own investment account upon JNLD’s written assurance that the purchase is for investment purposes and that the Shares will not be resold except through redemption by the Trust.

10.

Construction of Agreement.

(a)	No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Trust or to the Trust’s security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

(b)	Terms or words used in the Agreement, which also occur in the Declaration of Trust or Bylaws of the Trust, shall have the same meaning herein as given to such terms or words in the Declaration of Trust or Bylaws of the Trust.

11.	Conduct Of Business. Other than the Trust’s currently effective prospectus(es), JNLD shall not issue any sales material or statements except literature or advertising which conforms to the requirements of Federal and State securities laws and regulations and which have been filed, where necessary, with the appropriate regulatory authorities.

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JNLD shall comply, and shall require each dealer with whom JNLD has entered into a dealer agreement with, to comply, with the applicable Federal and State laws and regulations where Trust Shares are offered, directly or indirectly, for sale, and shall conduct JNLD’s affairs with the Trust and with dealers, brokers or investors in accordance with FINRA Conduct Rules. JNLD shall assume responsibility for the review, and clearance, of all advertisements and sales literature on behalf of the Trust.

12.	Effective Date and Termination of this Agreement. This Agreement will become effective as to the Trust upon execution, and shall, unless terminated as provided herein, continue in force for two (2) years from that date. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to a Fund from year to year, provided that such continuation is specifically approved at least annually (i) by the Board of Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Board of Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

This Agreement may be terminated at any time by the Trust or with respect to a particular Fund, such Fund, without the payment of any penalty by giving JNLD at least sixty (60) days’ previous written notice of such intention to terminate.  This Agreement may be terminated by JNLD at any time by giving the Trust at least sixty (60) days’ previous written notice of such intention to terminate. Sections 15 and 24 herein shall survive the termination of this Agreement.

13.	Assignment. This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word “assignment” shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

14.	Notices. Notices of any kind to be given to JNLD by the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Trust. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Trust.

15.	Confidentiality. Both parties agree to keep confidential all information (whether written or oral), ideas, techniques, and materials supplied by the other party, and shall not distribute the same to any other parties, at any time, except with the express written consent of the other party. Both parties agree to discontinue use of and destroy, where applicable, all information, ideas, techniques, and materials supplied by the other party upon termination of this Agreement. Both parties acknowledge that certain information made available to the other party may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act or other federal and state privacy laws and the regulations promulgated thereunder (collectively, “Privacy Laws”). Both parties hereby agree: (a) not to disclose or use such information except as required to carry out its duties under this Agreement or as otherwise permitted by the Privacy Laws; (b) to establish and maintain procedures reasonably designed to insure the security and privacy of all such information; and (c) to cooperate with the other party and provide reasonable assistance in ensuring compliance of such Privacy Laws to the extent applicable to either party.

16.	Non-Exclusivity. The services of JNLD to the Trust under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

17.	Reports. JNLD shall prepare reports for the Board of Trustees on a quarterly basis or more frequent basis showing such information as shall be reasonably requested by the Board of Trustees from time to time.

18.	Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Trust, may also serve the Trust in other capacities.

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19.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

20.	Governing Law. This Agreement shall be governed by the laws of Illinois, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the SEC or any national or regional self-regulatory organization, such as FINRA.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

22.	AML Program. The Trust is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program (“AML Program”) reasonably designed to prevent the Trust being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury. The Trust has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD. JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Trust.

JNLD agrees to implement and operate an AML Program on behalf of the Trust (the “Trust AML Program”) as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Trust AML Program will be reasonably designed to prevent the Trust from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.) and the implementing regulations of the Department of Treasury, including a Customer Identification Program. JNLD represents that in addition to its obligations to the Trust pursuant to this Agreement it has established and will maintain a written AML Program as required by FINRA Conduct Rule 3310.

JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Trust AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Trust AML Program available to the SEC for review and (b) to make the Trust AML Program available for inspection by the SEC and to any other regulatory agency with jurisdiction over such programs.

23.	Miscellaneous. As used herein, the terms “net asset value,” “offering price,” “investment company,” “open-end investment company,” “principal underwriter,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings set forth in the Securities Act or the 1940 Act and the Rules and Regulations thereunder and the term “assignment” shall have the meaning as set forth in the 1940 Act and the Rules and Regulations thereunder.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

24.	Indemnification. JNLD, its officers, directors, employees, agents or affiliates will not be subject to any liability to Trust or its trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Trust, any shareholder of the Trust, either in connection with the performance of JNLD’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of JNLD or its agents, except for a loss resulting from JNLD’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

H-4

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of__________ __, 202_, effective as of__________ __, 202_.

Attest:	JNL Series Trust

By:	By:
Norma M. Mendez	Name:	Kristen K. Leeman
	Title:	Assistant Secretary

Attest:	Jackson National Life Distributors LLC

By:	By:
	Name:	Alison Reed
	Title:	EVP JNLD Operations

H-5

Schedule A

Dated __________ __, 202_

Funds	Class	Maximum 12b-1 Fee[1]
JNL/American Funds® Balanced Fund	Class A Class I	0.30% None
JNL/American Funds® Blue Chip Income and Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds® Capital World Bond Fund	Class A Class I	0.30% None
JNL/American Funds® Global Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds® International Fund	Class A Class I	0.30% None
JNL/American Funds® New World Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Conservative Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Growth Fund	Class A Class I	0.30% None
JNL iShares Tactical Growth Fund	Class A Class I	0.30% None
JNL Moderate Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds® Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Defensive Style Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class I	0.30% None

H-6

Funds	Class	Maximum 12b-1 Fee[1]
JNL/AQR Managed Futures Strategy Fund	Class A Class I	0.30% None
JNL/BlackRock Advantage International Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/DFA Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA International Core Equity Fund	Class A Class I	0.30% None
JNL/DFA Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/DoubleLine® Total Return Fund	Class A Class I	0.30% None
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I	0.30% None
JNL/First State Global Infrastructure Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Growth Allocation Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Franklin Templeton International Small Cap Fund	Class A Class I	0.30% None
JNL/Goldman Sachs 4 Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Competitive Advantage Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Dividend Income & Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs International 5 Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Intrinsic Value Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Conservative Fund	Class A Class I	0.30% None

H-7

Funds	Class	Maximum 12b-1 Fee[1]
JNL/Goldman Sachs Managed Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Total Yield Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund	Class A Class I	0.30% None
JNL/Invesco Global Growth Fund	Class A Class I	0.30% None
JNL/Invesco Global Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco International Growth Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Global Allocation Fund	Class A Class I	0.30% None
JNL/JPMorgan Growth & Income Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/Lazard International Strategic Equity Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Lord Abbett Short Duration Income Fund	Class A Class I	0.30% None
JNL/Mellon Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Communication Services Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon DowSM Index Fund	Class A Class I	0.30% None
JNL/Mellon Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Energy Sector Fund	Class A Class I	0.30% None
JNL/Mellon Equity Income Fund	Class A Class I	0.30% None
JNL/Mellon Financial Sector Fund	Class A Class I	0.30% None
JNL/Mellon Healthcare Sector Fund	Class A Class I	0.30% None

H-8

Funds	Class	Maximum 12b-1 Fee[1]
JNL/Mellon Index 5 Fund	Class A Class I	0.30% None
JNL/Mellon Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Information Technology Sector Fund	Class A Class I	0.30% None
JNL/Mellon International Index Fund	Class A Class I	0.30% None
JNL/Mellon Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A Class I	0.30% None
JNL/Mellon MSCI World Index Fund	Class A Class I	0.30% None
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I	0.30% None
JNL/Mellon Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon S&P 500 Index Fund	Class A Class I	0.30% None
JNL S&P 500 Index Fund	Class A Class I	0.30% None
JNL/Mellon Small Cap Index Fund	Class A Class I	0.30% None
JNL/Mellon Utilities Sector Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Floating Rate Income Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Small Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental Asia Developed Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental Europe Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Balanced Fund	Class A Class I	0.30% None

H-9

Funds	Class	Maximum 12b-1 Fee[1]
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Established Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/WCM Focused International Equity Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None
JNL/WMC Government Money Market Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None
JNL/Vanguard Capital Growth Fund	Class A Class I	0.30% None
JNL/Vanguard Equity Income Fund	Class A Class I	0.30% None
JNL/Vanguard Global Bond Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard International Fund	Class A Class I	0.30% None
JNL/Vanguard International Stock Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Small Company Growth Fund	Class A Class I	0.30% None
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.

H-10

Appendix H-2: Proposed Distribution Agreement between JNLD and JNLIST

JNL Investors Series Trust

Third Amended and Restated Distribution Agreement

This Third Amended and Restated Distribution Agreement (this “Agreement”) is entered into by and between JNL Investors Series Trust (the “Trust”) and Jackson National Life Distributors LLC (“JNLD” or the “Distributor”);

Whereas, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, JNLD is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and the Financial Industry Regulatory Authority (“FINRA”);

Whereas, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate funds (“Funds”) with each such Fund representing interests in a separate portfolio of securities and other assets;

Whereas, pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan, as may be amended from time to time (the “Distribution Plan”), under which, subject to and in accordance with the terms thereof, the Trust may use assets of Class A Shares of the Funds to finance certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds;

Whereas, in furtherance of the purposes of the Distribution Plan, the Trust wishes to amend and restate its existing distribution agreement with JNLD with respect to the Funds listed (on Schedule A attached hereto), which may from time to time be amended; and

Whereas, JNLD wishes to render the services hereunder to the Trust.

Now Therefore, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1.	Appointment and Acceptance. The Trust hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein. Notwithstanding any other provision hereof, the Trust may terminate, suspend or withdraw the offering of Shares whenever, in its sole discretion, it deems such action to be desirable.

2.

General Provisions.

(a)	In performing its duties as distributor, JNLD shall act in conformity with the registration statement of the Trust on Form N-1A (the “Registration Statement”), as amended from time to time, and with any instructions received from the Board of Trustees of the Trust (the “Board of Trustees”), the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act, FINRA rules, and all other applicable federal and state laws and regulations.

(b)	JNLD has appointed a Chief Compliance Officer and has and will operate in compliance with the applicable requirements of FINRA Conduct Rule 3130, and shall cooperate fully with the Trust and its designated officers and Chief Compliance Officer in fulfilling the Trust’s obligations under Rule 38a-1 under the 1940 Act. JNLD holds itself available to receive orders for the purchase or redemption of Shares and shall accept or reject orders to purchase or redeem such Shares on behalf of the Trust in accordance with the provisions of the Registration Statement, and shall transmit such orders as are so accepted to the Trust’s transfer agent promptly for processing.

(c)	JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee shall be paid to JNLD in connection with the sale of Shares.

3.	JNLD Expenses. During the term of this Agreement, JNLD shall bear all its expenses incurred in complying with this Agreement including all expenses incurred in providing the Services (as defined below).

H-11

4.	Trust Expenses. Pursuant to an Administration Agreement, Jackson National Asset Management, LLC (the “Adviser”) shall bear the Trust expenses including, but not limited to preparation and setting in type, printing and distributing Fund reports and other communications, proxies, Fund prospectuses and statements of additional information to existing Fund shareholders. The Trust shall bear the costs of registering the Trust’s Shares with the SEC.

5.

Sale of Shares By Distributor.

(a)	JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Trust shall receive 100% of such net asset value.

(b)	All orders received by JNLD and transmitted to the Trust shall be subject to acceptance and confirmation by the Trust.

6.

Distribution Plan.

(a)	As used herein, the term “12b-1 Fee” refers to a charge against Fund Class A Share assets, as authorized under the Distribution Plan, to finance distribution and related services of Class A Shares, as described in the Distribution Plan.

(b)

In accordance with the terms of the Distribution Plan, JNLD shall provide distribution and related services of the types contemplated under the Distribution Plan and reviewed from time to time by the Board of Trustees with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the Distribution Plan (collectively, the “Services”).  The Trust, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall pay to the Distributor, as compensation for the Services, a 12b-1 Fee at a rate per annum of the average daily net assets attributable to the Class A Shares, as shown on Schedule A hereto.  Each Fund's Class A Shares shall bear exclusively its own costs of such payments.  Such 12b-1 Fee shall be calculated and accrued daily and paid within forty-five (45) days of the end of each month.  No additional compensation or reimbursement for expenses shall be provided by the Trust with respect to expenses incurred in providing the Services.

7.	Reservation of Right Not to Sell. The Trust reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

8.	Terms and Conditions of Sales. Shares shall be offered for sale only in those jurisdictions where they have been properly registered or are exempt from registration, and only to those groups of people which the Board of Trustees may from time to time determine to be eligible to purchase such Shares.

9	Purchases for JNLD’s Own Account. JNLD shall not purchase Trust Shares for JNLD’s own account for purposes of resale to the public, but JNLD may purchase Shares for JNLD’s own investment account upon JNLD’s written assurance that the purchase is for investment purposes and that the Shares will not be resold except through redemption by the Trust.

10.

Construction of Agreement.

(a)	No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Trust or to the Trust’s security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

(b)	Terms or words used in the Agreement, which also occur in the Declaration of Trust or Bylaws of the Trust, shall have the same meaning herein as given to such terms or words in the Declaration of Trust or Bylaws of the Trust.

11.	Conduct of Business. Other than the Trust’s currently effective prospectus(es), JNLD shall not issue any sales material or statements except literature or advertising which conforms to the requirements of federal and state securities laws and regulations and which have been filed, where necessary, with the appropriate regulatory authorities.

JNLD shall comply, and shall require each dealer with whom JNLD has entered into a dealer agreement with, to comply, with the applicable federal and state laws and regulations where Trust Shares are offered, directly or indirectly, for sale, and shall conduct JNLD’s affairs with the Trust and with dealers, brokers or investors in accordance with FINRA Conduct Rules. JNLD shall assume responsibility for the review, and clearance, of all advertisements and sales literature on behalf of the Trust.

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12.	Effective Date And Termination of This Agreement. This Agreement will become effective as to the Trust upon execution, and shall, unless terminated as provided herein, continue in force for two (2) years from that date. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to a Fund from year to year, provided that such continuation is specifically approved at least annually (i) by the Board of Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Board of Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

This Agreement may be terminated at any time by the Trust or with respect to a particular Fund, such Fund, without the payment of any penalty by giving JNLD at least sixty (60) days’ previous written notice of such intention to terminate.  This Agreement may be terminated by JNLD at any time by giving the Trust at least sixty (60) days’ previous written notice of such intention to terminate. Sections 15 and 24 herein shall survive the termination of this Agreement.

13.	Assignment. This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word “assignment” shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

14.	Notices. Notices of any kind to be given to JNLD by the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Trust. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Trust.

15.	Confidentiality. Both parties agree to keep confidential all information (whether written or oral), ideas, techniques, and materials supplied by the other party, and shall not distribute the same to any other parties, at any time, except with the express written consent of the other party. Both parties agree to discontinue use of and destroy, where applicable, all information, ideas, techniques, and materials supplied by the other party upon termination of this Agreement. Both parties acknowledge that certain information made available to the other party may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act or other federal and state privacy laws and the regulations promulgated thereunder (collectively, “Privacy Laws”). Both parties hereby agree: (a) not to disclose or use such information except as required to carry out its duties under this Agreement or as otherwise permitted by the Privacy Laws; (b) to establish and maintain procedures reasonably designed to insure the security and privacy of all such information; and (c) to cooperate with the other party and provide reasonable assistance in ensuring compliance of such Privacy Laws to the extent applicable to either party.

16.	Non-Exclusivity. The services of JNLD to the Trust under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

17.	Reports. JNLD shall prepare reports for the Board of Trustees on a quarterly basis or more frequent basis showing such information as shall be reasonably requested by the Board of Trustees from time to time.

18.	Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Trust, may also serve the Trust in other capacities.

19.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

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20.	Governing Law. This Agreement shall be governed by the laws of Illinois, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the SEC or any national or regional self-regulatory organization, such as FINRA.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

22.	AML Program. The Trust is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program (“AML Program”) reasonably designed to prevent the Trust being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury. The Trust has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD. JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Trust.

JNLD agrees to implement and operate an AML Program on behalf of the Trust (the “Trust AML Program”) as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Trust AML Program will be reasonably designed to prevent the Trust from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.) and the implementing regulations of the Department of Treasury, including a Customer Identification Program. JNLD represents that in addition to its obligations to the Trust pursuant to this Agreement it has established and will maintain a written AML Program as required by FINRA Conduct Rule 3310.

JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Trust AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Trust AML Program available to the SEC for review and (b) to make the Trust AML Program available for inspection by the SEC and to any other regulatory agency with jurisdiction over such programs.

23.	Miscellaneous. As used herein, the terms “net asset value,” “offering price,” “investment company,” “open-end investment company,” “principal underwriter,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings set forth in the Securities Act or the 1940 Act and the Rules and Regulations thereunder and the term “assignment” shall have the meaning as set forth in the 1940 Act and the Rules and Regulations thereunder.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

24.	Indemnification. JNLD, its officers, directors, employees, agents or affiliates will not be subject to any liability to Trust or its trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Trust, any shareholder of the Trust, either in connection with the performance of JNLD’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of JNLD or its agents, except for a loss resulting from JNLD’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of _________________ __, 202_, effective as of __________ __, 202_.

Attest:		JNL Investors Series Trust

By:		By:
	Norma M. Mendez	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

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Attest:	Jackson National Life Distributors LLC

By:	By:
	Name:	Alison Reed
	Title:	EVP JNLD Operations

H-15

Schedule A

Dated __________ __, 202_

Funds	Class(es)	Maximum 12b-1 Fee[1]
JNL Government Money Market Fund	Institutional Class	None
JNL Securities Lending Collateral Fund	Institutional Class	None

1 As a percentage of the average daily net assets attributable to the specified class of shares.

H-16

Appendix I: Board Considerations in Approving Continuation of the Current Advisory, Sub-Advisory and Sub-Sub-Advisory Agreements

[to be inserted supplementally]

I-1

Appendix J: Outstanding Shares [to be updated supplementally]

Fund	Shares Outstanding
JNL Series Trust
JNL/American Funds Balanced Fund	[ ]
JNL/American Funds® Blue Chip Income and Growth Fund	[ ]
JNL/American Funds Capital Income Builder Fund	[ ]
JNL/American Funds Capital World Bond Fund (formerly, JNL/American Funds Global Bond Fund)	[ ]
JNL/American Funds® Global Growth Fund	[ ]
JNL/American Funds Global Small Capitalization Fund	[ ]
JNL/American Funds® Growth Fund	[ ]
JNL/American Funds Growth-Income Fund	[ ]
JNL/American Funds International Fund	[ ]
JNL/American Funds New World Fund	[ ]
JNL Multi-Manager Alternative Fund	[ ]
JNL Multi-Manager Emerging Markets Equity Fund (formerly, JNL/Lazard Emerging Markets Fund)	[ ]
JNL Multi-Manager International Small Cap Fund	[ ]
JNL Multi-Manager Mid Cap Fund	[ ]
JNL Multi-Manager Small Cap Growth Fund	[ ]
JNL Multi-Manager Small Cap Value Fund	[ ]
JNL iShares Tactical Moderate Fund	[ ]
JNL iShares Tactical Moderate Growth Fund	[ ]
JNL iShares Tactical Growth Fund	[ ]
JNL/American Funds Moderate Growth Allocation Fund	[ ]
JNL/American Funds Growth Allocation Fund	[ ]
JNL/AQR Large Cap Defensive Style Fund	[ ]
JNL/AQR Large Cap Relaxed Constraint Equity Fund	[ ]
JNL/AQR Managed Futures Strategy Fund	[ ]
JNL/BlackRock Advantage International Fund	[ ]
JNL/BlackRock Global Allocation Fund	[ ]
JNL/BlackRock Global Natural Resources Fund	[ ]
JNL/BlackRock Large Cap Select Growth Fund	[ ]
JNL/Boston Partners Global Long Short Equity Fund	[ ]
JNL/Causeway International Value Select Fund	[ ]
JNL/ClearBridge Large Cap Growth Fund	[ ]
JNL/DFA Growth Allocation Fund	[ ]
JNL/DFA Moderate Growth Allocation Fund	[ ]
JNL/DFA International Core Equity Fund	[ ]
JNL/DFA U.S. Core Equity Fund	[ ]
JNL/DFA U.S. Small Cap Fund	[ ]
JNL/DoubleLine® Core Fixed Income Fund	[ ]
JNL/DoubleLine® Emerging Markets Fixed Income Fund	[ ]
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	[ ]
JNL/DoubleLine® Total Return Fund	[ ]
JNL/Fidelity Institutional Asset Management® Total Bond Fund	[ ]
JNL/First State Global Infrastructure Fund	[ ]
JNL/Franklin Templeton Growth Allocation Fund	[ ]

J-1

Fund	Shares Outstanding
JNL/Franklin Templeton Global Multisector Bond Fund	[ ]
JNL/Franklin Templeton Income Fund	[ ]
JNL/Franklin Templeton International Small Cap Fund	[ ]
JNL/GQG Emerging Markets Equity Fund	[ ]
JNL/Harris Oakmark Global Equity Fund	[ ]
JNL/Heitman U.S. Focused Real Estate Fund	[ ]
JNL/Invesco Diversified Dividend Fund	[ ]
JNL/Invesco Global Growth Fund (formerly, JNL/Oppenheimer Global Growth Fund)	[ ]
JNL/Invesco Global Real Estate Fund	[ ]
JNL/Invesco International Growth Fund	[ ]
JNL/Invesco Small Cap Growth Fund	[ ]
JNL/JPMorgan Global Allocation Fund	[ ]
JNL/JPMorgan Growth & Income Fund (formerly, JNL/Franklin Templeton Mutual Shares Fund)	[ ]
JNL/JPMorgan Hedged Equity Fund	[ ]
JNL/JPMorgan MidCap Growth Fund	[ ]
JNL/JPMorgan U.S. Government & Quality Bond Fund	[ ]
JNL/Lazard International Strategic Equity Fund	[ ]
JNL/Loomis Sayles Global Growth Fund	[ ]
JNL/Lord Abbett Short Duration Income Fund	[ ]
JNL/Mellon Index 5 Fund	[ ]
JNL/Mellon Emerging Markets Index Fund	[ ]
JNL/Mellon Equity Income Fund	[ ]
JNL/Mellon MSCI KLD 400 Social Index Fund	[ ]
JNL/Mellon S&P 500 Index Fund	[ ]
JNL/Mellon S&P 400 MidCap Index Fund	[ ]
JNL/Mellon Small Cap Index Fund	[ ]
JNL/Mellon International Index Fund	[ ]
JNL/Mellon Bond Index Fund	[ ]
JNL/Mellon DowSM Index Fund	[ ]
JNL/Mellon MSCI World Index Fund	[ ]
JNL/Mellon Nasdaq® 100 Index Fund	[ ]
JNL/Mellon Communication Services Sector Fund	[ ]
JNL/Mellon Consumer Discretionary Sector Fund	[ ]
JNL/Mellon Consumer Staples Sector Fund	[ ]
JNL/Mellon Energy Sector Fund	[ ]
JNL/Mellon Financial Sector Fund	[ ]
JNL/Mellon Healthcare Sector Fund	[ ]
JNL/Mellon Industrials Sector Fund	[ ]
JNL/Mellon Information Technology Sector Fund	[ ]
JNL/Mellon Materials Sector Fund	[ ]
JNL/Mellon Real Estate Sector Fund	[ ]
JNL S&P 500 Index Fund	[ ]
JNL/Mellon Utilities Sector Fund	[ ]
JNL/MFS Mid Cap Value Fund	[ ]
JNL/Morningstar Wide Moat Index Fund	[ ]

J-2

Fund	Shares Outstanding
JNL/Neuberger Berman Commodity Strategy Fund	[ ]
JNL/Neuberger Berman Strategic Income Fund	[ ]
JNL/PIMCO Income Fund	[ ]
JNL/PIMCO Investment Grade Credit Bond Fund	[ ]
JNL/PIMCO Real Return Fund	[ ]
JNL/PPM America Floating Rate Income Fund	[ ]
JNL/PPM America High Yield Bond Fund	[ ]
JNL/PPM America Small Cap Value Fund	[ ]
JNL/PPM America Total Return Fund	[ ]
JNL/RAFI® Fundamental Asia Developed Fund	[ ]
JNL/RAFI® Fundamental Europe Fund	[ ]
JNL/RAFI® Fundamental U.S. Small Cap Fund	[ ]
JNL/RAFI® Multi-Factor U.S. Equity Fund	[ ]
JNL/T. Rowe Price Balanced Fund (formerly, JNL/T. Rowe Price Managed Volatility Balanced Fund)	[ ]
JNL/T. Rowe Price Capital Appreciation Fund	[ ]
JNL/T. Rowe Price Established Growth Fund	[ ]
JNL/T. Rowe Price Mid-Cap Growth Fund	[ ]
JNL/T. Rowe Price Short-Term Bond Fund	[ ]
JNL/T. Rowe Price U.S. High Yield Fund (formerly, JNL/Crescent High Income Fund)	[ ]
JNL/T. Rowe Price Value Fund	[ ]
JNL/Vanguard Capital Growth Fund	[ ]
JNL/Vanguard Equity Income Fund	[ ]
JNL/Vanguard International Fund	[ ]
JNL/Vanguard Small Company Growth Fund	[ ]
JNL/Vanguard U.S. Stock Market Index Fund	[ ]
JNL/Vanguard International Stock Market Index Fund	[ ]
JNL/Vanguard Global Bond Market Index Fund	[ ]
JNL/Vanguard Moderate ETF Allocation Fund	[ ]
JNL/Vanguard Moderate Growth ETF Allocation Fund	[ ]
JNL/Vanguard Growth ETF Allocation Fund	[ ]
JNL/WCM Focused International Equity Fund	[ ]
JNL/Westchester Capital Event Driven Fund	[ ]
JNL/WMC Balanced Fund	[ ]
JNL/WMC Government Money Market Fund	[ ]
JNL/WMC Value Fund	[ ]
JNL/Goldman Sachs Competitive Advantage Fund (formerly, JNL/S&P Competitive Advantage Fund)	[ ]
JNL/Goldman Sachs Dividend Income & Growth Fund (formerly, JNL/S&P Dividend Income & Growth Fund)	[ ]
JNL/Goldman Sachs Intrinsic Value Fund (formerly, JNL/S&P Intrinsic Value Fund)	[ ]
JNL/Goldman Sachs Total Yield Fund (formerly, JNL/S&P Total Yield Fund)	[ ]
JNL/Goldman Sachs International 5 Fund (formerly, JNL/S&P International 5 Fund)	[ ]
JNL/Goldman Sachs 4 Fund (formerly, JNL/S&P 4 Fund)	[ ]
JNL/Goldman Sachs Managed Conservative Fund (formerly, JNL/S&P Managed Conservative Fund)	[ ]
JNL/Goldman Sachs Managed Moderate Fund (formerly, JNL/S&P Managed Moderate Fund)	[ ]
JNL/Goldman Sachs Managed Moderate Growth Fund (formerly, JNL/S&P Managed Moderate Growth Fund)	[ ]
JNL/Goldman Sachs Managed Growth Fund (formerly, JNL/S&P Managed Growth Fund)	[ ]

J-3

Fund	Shares Outstanding
JNL/Goldman Sachs Managed Aggressive Growth Fund (formerly, JNL/S&P Managed Aggressive Growth Fund)	[ ]
JNL Conservative Allocation Fund	[ ]
JNL Moderate Allocation Fund	[ ]
JNL Moderate Growth Allocation Fund	[ ]
JNL Growth Allocation Fund	[ ]
JNL Aggressive Growth Allocation Fund	[ ]
JNL Investors Series Trust
JNL Government Money Market Fund	[ ]
JNL Securities Lending Collateral Fund	[ ]

J-4